As filed with the Securities and Exchange Commission on August 25, 2023
Commission File Nos. 333-217500
811-08664

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 21	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 897	[X]

JACKSON NATIONAL SEPARATE ACCOUNT - I
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Carrie L. Chelko, Esq., Executive Vice President, General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Alison Samborn, Esq., Associate General Counsel, Insurance Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 28, 2023 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Variable and Fixed Deferred Annuity contracts

PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

The date of this prospectus is August 28, 2023. This prospectus states the information about the Separate Account, the Contract, and Jackson National Life Insurance Company (“Jackson®”) you should know before investing. This prospectus is a disclosure document and describes all of the Contract’s material features, benefits, rights, and obligations. The description of the Contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus, in accordance with the Contract, those changes will be described in a supplemented prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Contract and endorsements, which may reflect additional non-material state variations or other non-material variations. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the Separate Account can be found in the Statement of Additional Information (“SAI”) dated August 28, 2023 that is available upon request without charge. To obtain a copy contact us at our:

Customer Care Center
P.O. Box 24068
Lansing, Michigan 48909-4068
1-800-644-4565
www.jackson.com
This prospectus describes the investment options and optional features that we currently offer under the Contract. At the time you purchase the Contract, it is possible that not all of the optional features listed in this prospectus will be available, as we reserve the right to prospectively restrict availability of the optional features. In addition, certain broker-dealers selling the Contracts may limit the investment options and/or optional features that are available to their customers. Ask your financial professional about which investment options and/or optional features are not offered. If a particular investment option or optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse initial and any or all subsequent Premium payments. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your financial professional that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

The Contracts are or may be available through third party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.

This prospectus utilizes Rate Sheet Prospectus Supplements to describe the current annual charges, Bonus percentages, Guaranteed Withdrawal Balance Adjustment percentages, and Guaranteed Annual Withdrawal Amount percentages for certain add-on living and death benefits. To obtain a copy of the most recent Rate Sheet Prospectus Supplement(s), please visit www.jackson.com/product-literature-5.html.

We offer other variable annuity products with different product features, benefits and charges. Ask your financial professional about availability and the details.

The Contract makes available for investment variable and fixed options. The fixed options are not available if you elect EarningsMax, the Roll-up GMDB, the Combination Roll-up and Highest Quarterly Anniversary Value GMDB, the Flex DB (previously called LifeGuard Freedom Flex DB℠), or the LifeGuard Freedom Accelerator DB℠ optional death benefits. The variable options are Investment Divisions of the Separate Account, each of which invests in one of the Funds listed on Appendix A.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

You may elect to receive certain communications from Jackson electronically by doing one of the following:

•Mailing in the postage-paid card on the cover of either this report or the Summary Prospectus;
•Calling 1-866-349-4564; or
•Signing up on www.jackson.com

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS
GLOSSARY	1
IMPORTANT INFORMATION YOU SHOULD KNOW ABOUT THE CONTRACT	3
OVERVIEW OF THE CONTRACT	6
FEES AND EXPENSES TABLES	8
Transaction Expenses	8
Annual Contract Expenses	8
Annual Fund Expenses	9
EXAMPLE	10
FINANCIAL STATEMENTS	10
THE ANNUITY CONTRACT	10
JACKSON	11
THE FIXED ACCOUNT	11
THE SEPARATE ACCOUNT	13
INVESTMENT DIVISIONS AND FUNDS	14
Voting Privileges	15
Substitution	15
PRINCIPAL RISKS	15
BENEFITS AVAILABLE UNDER THE CONTRACT	17
OTHER ADD-ON BENEFITS INCLUDED WITH ALL CONTRACTS AT NO ADDITIONAL COST	24
CONTRACT CHARGES	25
TRANSACTION EXPENSES	25
Transfer Charge	25
Expedited Delivery Charge	25
Wire Transfer Charge	25
Premium Taxes	25
Income Taxes	26
Advisory Fees	26
ANNUAL CONTRACT EXPENSES	26
Core Contract Charge	26
Annual Contract Maintenance Charge	26
ADD-ON BENEFIT EXPENSES	27
Earnings Protection Benefit (“EarningsMax”) Charge	27
Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard”) Charge	27
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex GMWB”) Charge	28
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex with Joint Option GMWB”) Charge	29
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”) Charge	30
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net with Joint Option GMWB”) Charge	31

For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Up ("Flex Strategic Income GMWB") Charge	32
Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Up ("Flex Strategic Income With Joint Option GMWB") Charge	33
For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”) Charge	34
Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator with Joint Option GMWB”) Charge	35
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge	36
Death Benefit Charges	37
FUND EXPENSES	40
DISTRIBUTION OF CONTRACTS	40
PURCHASES	42
Minimum Initial Premium	42
Minimum Additional Premiums	42
Maximum Premiums	42
Allocations of Premium	43
Capital Protection Program	43
Accumulation Units	43
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	44
Potential Limits and Conditions on Fixed Account Transfers	44
Restrictions on Transfers: Market Timing	45
TELEPHONE AND INTERNET TRANSACTIONS	46
The Basics	46
What You Can Do and How	46
What You Can Do and When	46
How to Cancel a Transaction	47
Our Procedures	47
ACCESS TO YOUR MONEY	47
Guaranteed Minimum Withdrawal Benefit Considerations	48
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	49
Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”)	49
Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard”)	51
Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“Flex GMWB” and “Flex with Joint Option GMWB”)	54
Flex GMWB	55
Flex with Joint Option GMWB	65
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”)	76
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net with Joint Option GMWB”)	88
Flex Strategic Income GMWB	101
Flex Strategic Income With Joint Option GMWB	111
For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”)	122

GLOSSARY

These terms are capitalized when used throughout this prospectus because they have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit – a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

Annuitant – the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

Annuity Unit – a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

Beneficiary – the natural person or legal entity designated to receive any Contract benefits upon the Owner’s death. The Contract allows for the naming of multiple Beneficiaries.

Business Day – each day that the New York Stock Exchange is open for business.

Contract – the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

Contract Anniversary – each one-year anniversary of the Contract’s Issue Date.

Contract Monthly Anniversary – each one-month anniversary of the Contract’s Issue Date.

Contract Quarter – the period of time between consecutive three-month anniversaries of the Contract’s Issue Date.

Contract Quarterly Anniversary – each three-month anniversary of the Contract’s Issue Date.

Contract Value – the sum of allocations between the Contract’s Investment Divisions and Fixed Account Options.

Contract Year – the succeeding twelve months from a Contract’s Issue Date and every anniversary. The first Contract Year (Contract Year 0-1) starts on the Contract’s Issue Date and extends to, but does not include, the first Contract Anniversary. Subsequent Contract Years start on an anniversary date and extend to, but do not include, the next anniversary date.

For example, if the Issue Date is January 15, 2024 then the end of Contract Year 0-1 would be January 14, 2025, and January 15, 2025, which is the first Contract Anniversary, begins Contract Year 1-2.

Designated Life - the natural person on whose life various optional living benefit features are based.

Fixed Account – part of our General Account to which the Contract Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of the Fixed Account Options.
Fixed Account Contract Value – the larger of the Fixed Account Minimum Value or the sum of all amounts allocated to the Fixed Account Options, reduced by the gross amount of withdrawals and transfers from the Fixed Account Options, and applicable charges and taxes, plus all interest credited to the Fixed Account Options.

Fixed Account Minimum Value – the minimum guaranteed amount of Fixed Account Contract Value. The Fixed Account Minimum Value is equal to 87.5% of all amounts allocated to the Fixed Account Options, reduced by withdrawals and transfers from the Fixed Account Options, any applicable optional benefit charges, taxes, and a $50 annual expense allowance, accumulated at the Fixed Account minimum interest rate.

Fixed Account Option – a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.

Fund – a registered investment company in which an Investment Division of the Separate Account invests.

General Account – the General Account includes all our assets, including any Contract Value allocated to the Fixed Account, which are available to our creditors.

Good Order – when our administrative requirements, including all information, documentation and instructions deemed necessary by us, in our sole discretion, are met in order to issue a Contract or execute any requested transaction pursuant to the terms of the Contract.

Income Date – the date on which you begin receiving annuity payments.

Investment Division – one of multiple variable options of the Separate Account to allocate your Contract’s value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.

Issue Date – the date your Contract is issued.

Jackson, JNL, we, our, or us – Jackson National Life Insurance Company. (We do not capitalize “we,” “our,” or “us” in the prospectus.)

Latest Income Date – the Contract Anniversary on which the Owner will be 95 years old, or such date allowed by the Company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation.

Market Value Adjustment – an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.

Owner, you or your – the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize “you” or “your” in the prospectus.) Any reference to the Owner includes any joint Owner.

Premium(s) – considerations paid into the Contract by or on behalf of the Owner.

Rate Sheet Prospectus Supplement - a supplement to the prospectus that lists certain values currently applicable to new purchases of add-on benefits.

Required Minimum Distributions (RMDs) – for certain qualified contracts, the amount defined under the Internal Revenue Code as the minimum distribution requirement as applied to your Contract only. This definition excludes any withdrawal necessary to satisfy the minimum distribution requirements of the Internal Revenue Code if the Contract is purchased with contributions from a nontaxable transfer after the death of the Owner of a qualified contract. Different rules apply for the MarketGuard Stretch GMWB as described in the “MarketGuard Stretch GMWB” section.

Separate Account – Jackson National Separate Account – I. The Separate Account is divided into sub-accounts generally referred to as Investment Divisions.

Separate Account Contract Value – the sum of all amounts allocated to any of the Contract’s Investment Divisions.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None.
Transaction Charges
You may be charged for certain transactions, such as when you transfer cash value between investment options more than 25 times a year, or if you request expedited delivery or wire transfer of funds. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules.
Contract Charges- Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data Pages for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any advisory fees paid to third party financial professionals from your Contract Value or other assets. If such advisory fees were reflected, the fees and expenses disclosed below would be higher.
Contract Charges- Add-On Benefit Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract	0.46%[1]	0.46%[1]	Contract Charges- Annual Contract Expenses: Core Contract Charge
	2. Investment options (Fund fees and expenses)	0.26%[2]	1.89%[2]	Contract Charges- Fund Expenses
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	See current Rate Sheet Prospectus Supplement[3]	See current Rate Sheet Prospectus Supplement[3]	Contract Charges- Add-On Benefit Expenses Rate Sheet Prospectus Supplement
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

1.    As a percentage of Contract Value of the Investment Divisions.

2.    As a percentage of average Fund net assets.

3.    This prospectus utilizes Rate Sheet Prospectus Supplements to describe the current minimum and maximum charges you would pay for a single optional benefit, if elected. To obtain a copy of the most recent Rate Sheet Prospectus Supplement(s), please visit www.jackson.com/product-literature-5.html.

	LOWEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement	HIGHEST ANNUAL COST: See Current Rate Sheet Prospectus Supplement	Rate Sheet Prospectus Supplement

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Fund fees and expenses
•No add-on benefits
•No sales charges or advisory fees
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of add-on benefits and Fund fees and expenses
•No sales charges or advisory fees
•No additional purchase payments, transfers or withdrawals

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract.		Principal Risks
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.		Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.
•Each investment option (Investment Divisions and Fixed Account Options) has its own unique risks.
•Early withdrawals from a Fixed Account Option are subject to a Market Value Adjustment.
•You should review the investment options before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations (including under the Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson. More information about Jackson is available upon request by visiting our website at www.jackson.com or by calling 1-800-644-4565.
Principal Risks
RESTRICTIONS
Investments
•We reserve the right to charge $25 for each transfer when you transfer money between Investment Divisions in excess of 25 times in a Contract Year.
•Jackson may remove or substitute Funds as investment options available under the Contract, and may limit or suspend availability of the Fixed Account Options.
Principal Risks

Optional Benefits
•Certain benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•Not all add-on benefits are available through all broker-dealers and may vary by state or date of purchase.
•We may modify or discontinue an add-on benefit at any time.
•Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.
Benefits Available Under the Contracts

TAXES
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Your financial professional or other investment professionals may receive compensation for selling this Contract to you in the form of advisory fees, revenue sharing, and other compensation programs. Accordingly, investment professionals may have a financial incentive to offer or recommend this Contract over another investment.	Distribution of Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing contract.	Non-Qualified Contracts - 1035 Exchanges

OVERVIEW OF THE CONTRACT

Q.    What is this Contract, and what is it designed to do?

A.    The Perspective Advisory II Contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the accumulation phase. The Contract also offers death benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers certain optional living benefits that provide you with the ability to take guaranteed withdrawals. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Q.    How do I accumulate assets in the Contract and receive income from the Contract?

A.    Your Contract has two phases:

•the accumulation phase, when you make Premium payments to us, and

•the income phase, when we make income payments to you.

Accumulation Phase

During the accumulation phase, to help you accumulate assets, you can allocate your Premium payments to:

•a variety of Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns; and

•a variety of Fixed Account Options, subject to availability, which offer a guaranteed fixed interest rate for a specified period. The Fixed Account Options are not available if you elect certain add-on benefits.

A list of Funds in which the Investment Divisions currently invest, and additional information about each Fund, is provided in Appendix A: Funds Available Under the Contract.

Income Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. (Variable payments depend on the performance of the Investment Divisions.) Currently, we offer income options that provide payments for (i) the life of the Annuitant(s), (ii) a specified period, or (iii) a combination of life and a specified period. We may offer other options, at our discretion, where permitted by state law. At the Income Date, you can choose to receive fixed payments or variable payments.

Please note that if you annuitize, your Contract Value will be converted to income payments and, depending on the income option you select, you may no longer withdraw money at will from your Contract. All add-on benefits terminate when you begin taking income payments.

Q.    What are the Contract’s primary features and options?

A.    Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay charges due under any optional endorsement and/or taxes, including tax penalties). Certain withdrawals could substantially reduce or even terminate the benefits available under the Contract.

Tax treatment. Your Premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Death benefits. Your Contract includes a Basic Death Benefit that is payable during the accumulation phase. The basic death benefit equals your Contract Value on the date we receive all required documentation from your Beneficiary. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive the basic death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death. You can purchase optional add-on death benefits under the Contract that provide additional death benefits for an additional fee. These add-on death benefits may increase the amount of money payable to your designated Beneficiaries upon your death.

Add-on benefits that occur during your lifetime. For an additional fee, you can purchase a guaranteed minimum withdrawal benefit (GMWB) that guarantees the withdrawal of a minimum annual amount (GAWA) for a specified period or for life, regardless of the performance of the underlying investment options, subject to certain conditions. Some add-on benefits may provide significant incentives for not taking the guaranteed withdrawals. In addition, exercising your right to opt out of charge increases to the add-on benefits will impact your ability to make subsequent premium payments into your Contract, and cut off some of the features of the add-on benefits. All add-on benefits terminate when you annuitize your Contract voluntarily or on the Latest Income Date, including the For Life payments guaranteed by the benefits. Some add-on benefits may provide an income option that allows the equivalent of For Life payments when you annuitize on the Latest Income Date.

Rebalancing. At no additional charge, you can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Certain restrictions apply.

Dollar Cost Averaging. Alternately, at no additional charge, you may select either (i) Dollar Cost Averaging, which automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options, or (ii) Dollar Cost Averaging Plus (DCA+), which automatically transfers a dollar amount or percentage of money periodically from the DCA+ Fixed Account Option to Investment Divisions or other Fixed Account Options. Certain restrictions apply.

Earnings Sweep. At no additional charge, you can choose to move your earnings from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division. Restrictions apply.

Q.    How is my Contract impacted by the deduction of advisory fees?

A.    The Contracts are available through third party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments.

If you make a withdrawal to pay advisory fees without setting up direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

For more information on our administrative rules applicable to advisory fee deductions, please see “Advisory Fees” beginning on page 26 and “Add-On Advisory Fee Withdrawal Program” beginning on page 144.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and making partial or total withdrawals from the Contract. Please refer to your Contract data pages for information about the specific fees you will pay each year based on the options you have elected.

Fees and expenses also may apply after the Income Date. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 145.

The first table (and footnotes) describes the fees and expenses that you will pay at the time that you purchase the Contract, take withdrawals from the Contract or transfer cash value between investment options.

Transaction Expenses

Maximum Withdrawal Charge		None
Transfer Charge (per transfer after 25 in a Contract Year)		$25
Premium Taxes (Percentage of each Premium)[1]	Minimum	0%
	Maximum	3.5%
Expedited Delivery Charge[2]		$22.50
Wire Transfers (for withdrawals)[3]		$25

1. Premium taxes generally range from 0% to 3.5% and vary by state.

2. Between Monday and Friday, the Expedited Delivery Charge is $10. On Saturday, the Expedited Delivery Charge is $22.50.

3. Standard wire fees are $20, international wire fees are $25.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an add-on benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Charges	Maximum Charge
Annual Contract Maintenance Charge[1]	$35
Base Contract Charges (% of average daily account value of Investment Divisions)	Maximum Charge
Core Contract Charge[2]	0.45%

1.    This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from allocations to the Investment Divisions and the Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.

2.    This charge is reduced to 0.40% if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, we will reinstate the charge of 0.45%.

Optional Benefit Charges
Add-On Benefit Charges (% of average daily account value of Investment Divisions)	Maximum Charge
Earnings Protection Benefit (“EarningsMax”) (no longer offered as of August 28, 2023)	0.70%
Add-On Death Benefit Charges (benefit based)[1]	Maximum Charge
Return of Premium Guaranteed Minimum Death Benefit (“GMDB”)	0.40%
Roll-up Guaranteed Minimum Death Benefit (“GMDB”)	2.30%
Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit	1.00%
Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (“GMDB”)	2.50%
Flex DB6 (only available with specified benefit options on the Flex GMWB7) [2]	2.00%

LifeGuard Freedom Accelerator DB (only available with the LifeGuard Freedom Accelerator GMWB) (no longer offered as of August 28, 2023)	1.80%
Add-On Guaranteed Minimum Withdrawal Benefit (“GMWB”) Charges (benefit based)[3]	Maximum Charge
GMWB With Annual Step-Up (“AutoGuard”)	1.70%
For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”)[8,12]	3.00%
Joint For Life GMWB With Bonus, Annual Step-Up to the Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (“Flex Net With Joint Option GMWB”)[9]	3.00%
For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“Flex GMWB”) [4,9]	3.00%
Joint For Life GMWB With Bonus and Step-Up to the Highest Quarterly Contract Value (“Flex With Joint Option GMWB”) [5,10]	3.00%
For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Up ("Flex Strategic Income GMWB")[11]	3.00%
Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Up ("Flex Strategic Income With Joint Option GMWB")[11]	3.00%
For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step-Up (“LifeGuard Freedom Accelerator® GMWB”) (no longer offered as of August 28, 2023)	2.30%
Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credit And Annual Step-Up (“LifeGuard Freedom Accelerator with Joint Option GMWB”) (no longer offered as of August 28, 2023)	2.50%
Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”)	2.20%

1.    The charges for all the add-on death benefits, except for Flex DB and LifeGuard Freedom Accelerator DB, are calculated based on the applicable percentage of the GMWB Benefit Base. For Flex DB and LifeGuard Freedom Accelerator DB, the charge is calculated based on the applicable percentage of the GMWB Death Benefit.

2.    The maximum annual charges used in the table are based on election of the Flex Core benefit option.

3.    The charges for all the add-on guaranteed minimum withdrawal benefits, except for MarketGuard Stretch GMWB, are calculated based on the applicable percentage of the GWB. For MarketGuard Stretch GMWB, the charge is calculated based on the applicable percentage of the GMWB Charge Base.

4.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex GMWB. The Flex GMWB includes different benefit options you may elect, and each benefit option results in different charges.

5.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex with Joint Option GMWB. The Flex with Joint Option GMWB includes different benefit options you may elect, and each benefit option results in different charges.

6.    Prior to August 28, 2023, Flex DB was called LifeGuard Freedom Flex DB.

7.    Prior to August 28, 2023, Flex GMWB was called LifeGuard Freedom Flex GMWB.

8.    Prior to August 28, 2023, Flex Net GMWB was called LifeGuard Freedom Net GMWB.

9.    Prior to August 28, 2023, Flex Net With Joint Option GMWB was called LifeGuard Freedom Net With Joint Option GMWB.

10.    Prior to August 28, 2023, Flex With Joint Option GMWB was called LifeGuard Freedom Flex With Joint Option GMWB.

11.    The maximum annual charges used in the table are based on the GMWB charge assessed during the Accelerated Withdrawal Period.

12.    The maximum annual charges used in the table are based on election of the most expensive benefit option under the Flex Net GMWB. The Flex Net GMWB includes different benefit options you may elect, and each benefit option results in different charges.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021.	0.26%	1.89%

EXAMPLE

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third party financial professionals from Contract Value or other assets of the Owner. If such advisory fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you take a total withdrawal of your Contract Value at the end of the applicable time period				If you annuitize at the end of the applicable time period				If you do not take a total withdrawal of your Contract Value
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$9,614	$22,492	$36,396	$67,659	$9,614	$22,492	$36,396	$67,659	$7,724	$22,492	$36,396	$67,659

The example does not represent past or future expenses. Your actual costs may be higher or lower.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Jackson are incorporated by reference in the Statement of Additional Information. To obtain a copy of the financial statements, please visit www.jackson.com/product-literature-5.html. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts. Jackson’s financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Customer Care Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 85. Add-on benefits may have different requirements, as noted.

Your Contract Value may be allocated to:

•our Fixed Account, as may be made available by us, or as may be otherwise limited by us, and
•Investment Divisions of the Separate Account that invest in underlying Funds.
Your Contract, like all deferred annuity contracts, has two phases:

•the accumulation phase, the potential growth phase of your investment when you make Premium payments to us, and
•the income phase, when we make income payments to you.
As the Owner, you can exercise all the rights under your Contract. In general, joint Owners jointly exercise all the rights under the Contracts. In some cases, such as telephone and internet transactions, joint Owners may authorize each joint Owner to act individually. On jointly owned Contracts, correspondence and required documents will be sent to the address of record of the primary Owner.

You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Customer Care Center for help and more information.

The Contract is an individual flexible Premium variable and fixed deferred annuity. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON

The obligations under the Contract (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the Contract) are obligations of Jackson and are subject to Jackson’s claims-paying ability and financial strength. Jackson’s principal business address is 1 Corporate Way, Lansing, Michigan 48951.

THE FIXED ACCOUNT

Contract Value allocated to the Fixed Account will be placed with other assets in our General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum death benefits and guaranteed minimum withdrawal benefits. The Fixed Account is not registered with the SEC. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Both the availability of, and transfers into and out of, the Fixed Account (which consists of the Fixed Account Options) may be subject to contractual and administrative requirements. For more information, please see the application, check with the financial professional helping you to purchase the Contract, or contact us at our Customer Care Center.

The Fixed Account is not available on Contracts with EarningsMax, the Roll-up GMDB, the Combination Roll-up and Highest Quarterly Anniversary Value GMDB, the Flex DB (previously called LifeGuard Freedom Flex DB), or the LifeGuard Freedom Accelerator DB optional death benefits.

A Fixed Account Option credits interest to your Contract Value in the Fixed Account for a specified period that you select, subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in that Fixed Account Option is not withdrawn, transferred, or annuitized until the end of the specified period. Currently we offer a one year Fixed Account Option. We may, from time to time, make additional Fixed Account Options available for election. Please check with your financial professional for current Fixed Account Option availability. You may not elect any Fixed Account Option that extends beyond the Income Date, other than the one-year option; and election of the one-year option will not extend the Income Date. Rather, commencing on the Income Date, we will cease to credit interest under any one-year Fixed Account Option that has not yet reached the end of its term.

Rates of Interest We Credit. These Contracts guarantee a Fixed Account minimum interest rate that applies to every Fixed Account Option under any Contract, regardless of the term of that option. The Fixed Account minimum interest rate guaranteed by the Contracts at least equals the minimum rate prescribed by the applicable nonforfeiture law in each state where the Contracts are sold. In addition, we establish a declared rate of interest (“base interest rate”) at the time you allocate any Premium payment or other Contract Value to a Fixed Account Option, and that base interest rate will apply to that allocation for the entire term of the Fixed Account Option that you select. To the extent that the base interest rate that we establish for any allocation is higher than the Fixed Account minimum interest rate, we will credit that allocation with the higher base interest rate. Thus, the declared base interest rate could be greater than the guaranteed Fixed Account minimum interest rate specified in your Contract, but will never cause your allocations to be credited at less than the currently applicable Fixed Account minimum interest rate. We may declare different base interest rates at different times, although any new base interest rate Jackson declares for a Fixed Account Option will apply only to Premiums or other amounts allocated to that Fixed Account Option after the new rate goes into effect.

The Fixed Account minimum interest rate will be a rate, credited daily, that will be reset every January pursuant to a formula that is prescribed under applicable state nonforfeiture laws and that is set forth in the Contracts. Specifically, the Fixed Account minimum interest rate will be reset each January to equal the average of the daily five-year Constant Maturity Treasury Rates reported by the Federal Reserve for the preceding October (rounded to the nearest 1/20 of a percent), less 1.25%, provided that the Fixed Account minimum interest rate will never be less than 1% or more than 3%. As noted above, these limits are prescribed by state nonforfeiture laws and set forth in the Contracts. This means that the Fixed Account minimum interest rate applicable to your Contract will in no case ever exceed a maximum of 3%. Your Contract’s initial Fixed Account minimum interest rate will be stated in your Contract, and will be the rate that is in effect on the Contract’s Issue Date pursuant to the preceding formula. Thereafter, on the Contract Monthly Anniversary in each January, the Fixed Account minimum interest rate will be reset in accordance with the formula above.

If you allocate a Premium payment or other Contract Value to a Fixed Account Option, the Fixed Account minimum interest rate in effect at the time of the allocation will apply to that allocation until the reset of the Fixed Account minimum interest rate on the next Contract Monthly Anniversary in January. At that point, the Fixed Account minimum interest rate will be reset according to the formula detailed above, which could change the amount of interest you earn thereafter on that allocation. Thus, if the new Fixed Account minimum interest rate is higher than the rate previously being credited to your allocation to a Fixed Account Option, the interest rate being credited may increase to that new higher rate. On the other hand, if the new Fixed Account minimum interest rate is lower than the rate being credited to your allocation, the interest rate being credited may decrease to that lower rate, but will never fall below the base interest rate. We will advise you of any new Fixed Account minimum interest rate in the fourth quarter report for the calendar year preceding the January Contract Monthly Anniversary on which the reset occurs.

For the most current information about applicable interest rates, you may contact your financial professional or our Customer Care Center (at the address and phone number on the cover page of this prospectus).

Market Value Adjustment. A Market Value Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period. The Market Value Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period. In order to determine whether there will be a Market Value Adjustment, we first consider the base interest rate of the Fixed Account Option from which you are removing Contract Value as a withdrawal, transfer, or annuitization. As discussed above under ‘Rates of Interest we Credit,’ the ‘base interest rate’ is a rate which we declare at the time you allocate any amount to a Fixed Account Option and which we credit to that Fixed Account Option if and when such base interest rate is higher than the Fixed Account minimum interest rate. The Market Value Adjustment is based on the relationship of the base interest rate on your Fixed Account Option to the ‘current new business interest rate,’ which is a rate that we use solely for purposes of calculating the amount of any Market Value Adjustment. The ‘current new business interest rate’ is 0.25% per annum greater than the base interest rate we are then offering on new allocations to Fixed Account Options with the same duration as your Fixed Account Option. If we are not offering that duration at the time of your withdrawal, transfer, or annuitization, we will estimate a base interest rate for that duration based on the closest durations that we are then offering.

If the base interest rate available on a new Fixed Account Option at the time of your withdrawal, transfer, or annuitization is higher than the base interest rate declared at your allocation to a Fixed Account Option, a downward adjustment to the amount withdrawn, transferred or annuitized may apply, which would reduce the amount paid, transferred or annuitized. If the base interest rate credited to a new Fixed Account Option at the time of withdrawal, transfer, or annuitization is lower than the base interest rate declared at the time of your allocation to a Fixed Account Option, an upward adjustment to the amount withdrawn, transferred or annuitized may apply, which would increase the amount paid, transferred or annuitized. There will be no Market Value Adjustment if the two rates are the same. A Market Value Adjustment will not otherwise affect the values under your Contract.

If the current new business interest rate is greater than the base interest rate for the Fixed Account Option from which the amount is removed, there will be no Market Value Adjustment if the difference between the two is less than 0.25%. This limitation avoids decreases in the amount paid, transferred, or annuitized in situations where the general level of interest rates has declined but the current new business interest rate nevertheless exceeds the base interest rate for your Fixed Account Option because of the additional 0.25% that is added when determining the current new business rate (as described above).

Also, there is no Market Value Adjustment on: amounts taken from the one-year Fixed Account Option; death benefit payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; amounts removed from any Fixed Account Option on the Latest Income Date and amounts removed from any Fixed Account Option in the 30-day period following the end of a Fixed Account Option. In no event will the amount of a total withdrawal, transfer or annuitization from the Fixed Account Options be less than the Fixed Account Minimum Value. In the case of a withdrawal or transfer from a Fixed Account Option, the amount withdrawn or transferred will have been credited with interest at a rate at least equal to the Fixed Account minimum interest rate, even if subject to a Market Value Adjustment that otherwise would have reduced it below that rate.

The following example illustrates how the Fixed Account Minimum Value may affect a Market Value Adjustment on a total withdrawal. If you allocated your $10,000 initial Premium to the Fixed Account and your declared rate of interest was 3%, after one year (assuming no other transactions) your Contract Value in the Fixed Account would be $10,265. If the Fixed Account minimum interest rate was 1%, your Fixed Account Minimum Value would be $8,787.50. In this case, a Market Value Adjustment could not reduce the withdrawal by more than $1,477.50 (the difference between your Contract Value in the Fixed Account and the Fixed Account Minimum Value). For example, if you request a total withdrawal (gross amount of $10,265) and it is subject to a $1,000 negative Market Value Adjustment, the withdrawal amount would be adjusted to $9,265. However, if it were subject to a negative $1,500 Market Value Adjustment, the withdrawal would be adjusted to $8,787.50 (i.e. the Fixed Account Minimum Value), so that it does not invade the Fixed Account Minimum Value. Immediately after the latter withdrawal example, there will be no difference between your Contract Value in the Fixed Account and Fixed Account Minimum Value, and no negative Market Value Adjustments will apply on subsequent withdrawals until the Contract Value in the Fixed Account grows to be larger than the Fixed Account Minimum Value.

End of Fixed Account Option Periods. Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be a Market Value Adjustment. If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date. If such a new Fixed Account Option would extend beyond the Income Date, we will use the longest Fixed Account Option that does not extend beyond the Income Date; or (if less than 1 year remains until the Income Date) we will credit interest at the current interest rate under the one-year Fixed Account Option up to the Income Date. If the specified period of the same duration that has ended is no longer available, we will use the next shortest period that is then available. Please note: if the three, five, and seven year Fixed Account Options are not available at the time of renewal, you will be automatically renewed into the one-year Fixed Account Option.

Additional Information Concerning the One-Year Fixed Account Option. If you allocate Premiums to the one-year Fixed Account Option, we may require that the amount in the one-year Fixed Account Option be automatically transferred on a monthly basis in periodic installments to your choice of Investment Divisions within 12 months of the date we received the Premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred. The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate. Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will reduce the length of time it takes to deplete the account balance. These automatic transfers will not count against the 25 free transfers in a Contract year or any maximum on amounts transferable from the one-year Fixed Account Option that we may impose as described in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” later in this prospectus.

Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate (or, if applicable, the Fixed Account minimum interest rate), as the applicable rate will be applied to the declining balance in the one-year Fixed Account Option.

Please also refer to “Transfers and Frequent Transfer Restrictions” later in this prospectus for information about certain restrictions, limits and requirements that may apply (or may in the future apply) to transfers to or from the Fixed Account Options. In particular, we describe certain additional restrictions that may apply with respect to transfers from the one-year Fixed Account Option, including the possibility that you might not be able to transfer all of your Contract Value out of the one-year Fixed Account Option for at least three years. Accordingly, before allocating any Premium payments or other Contract Value to the one-year Fixed Account Option, you should consider carefully the conditions we may impose upon your use of that option.

The DCA+ Fixed Account Option, if available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option. The DCA+ Fixed Account Option is only available for new Premiums. We provide more information about Dollar Cost Averaging, including DCA+, under “Other Information” later in this prospectus.

THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account we established to receive and invest Premium payments made under the Contracts and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of the underlying Funds.

The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses credited to or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of Jackson’s other assets. Jackson is obligated to pay all amounts promised to investors under the Contracts.

The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions. The Funds in which the Investment Divisions currently invest are listed on Appendix A of this prospectus.

INVESTMENT DIVISIONS AND FUNDS

Your Contract Value may be allocated to no more than 99 Investment Divisions and Fixed Account Options at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your financial professional for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

The underlying Funds, along with their respective type, investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in Appendix A. More detailed information about the Funds is available in the prospectus for the JNL Series Trust, which may be amended from time to time. The summary prospectuses for the Funds and prospectus for the JNL Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Customer Care Center), by writing P.O. Box 24068, Lansing, Michigan 48909-4068, by visiting www.jackson.com, or by sending an email request to ProspectusRequest@jackson.com. Additional Funds and Investment Divisions may be available in the future.

Certain Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectus for the Funds and/or the prospectus for the JNL Series Trust for more information.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund’s investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar Funds will be comparable even though the Funds have the same investment sub-advisers. The Funds described are available only through variable annuity contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

All of the Funds are managed and administered by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson. For certain Funds, JNAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to provide certain investment advisory services to the Funds. Among other responsibilities, JNAM oversees the activities of the sub-advisers with respect to such Funds and is responsible for evaluating the services of those sub-advisers. In addition, for the Funds of Funds and feeder funds, JNAM implements the investment program by, among other things, selecting the respective Underlying Funds, ETFs and master funds.

We generally select the Funds to provide a range of investment options for persons invested in the Contracts from conservative to more aggressive investment strategies. In addition, we may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract. We and our affiliates receive payments or compensation from the Funds or their service providers in connection with management, administration, distribution, and other services we and our affiliates provide with respect to the Funds. These payments to Jackson and our affiliates may be a factor we consider in our selection of the Funds.

Subject to any applicable legal requirements, selection of the Funds is solely within our discretion, based on the foregoing or other considerations.

We do not provide investment advice, and we do not recommend or endorse any particular Investment Division or Fund. You bear the risk of any decline in your Contract Value resulting from the performance of the Investment Divisions you have chosen.

You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust carefully before investing.

Voting Privileges. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested. We will not do this without any required approval of the SEC. We will give you notice of any substitution.

PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the prospectus and SAI.

Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.

Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Investment Divisions, which invest in underlying Funds. If the Investment Divisions you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the Funds in which your Investment Divisions invest. We do not guarantee the investment results of any Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected underlying Fund(s), each of which has its own unique risks. You should review the Funds before making an investment decision.

Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.

Insurance Company Risks. An investment in the Contract is subject to the risks related to us, Jackson. Any obligations (including those of the Fixed Account), guarantees, and benefits of the Contract are subject to the claims-paying ability of Jackson. If Jackson experiences financial distress, it may not be able to meet its obligations to you.

Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 25 times in a Contract Year. We also reserve the right to terminate certain Contract features such as the Dollar Cost Averaging, Dollar Cost Averaging Plus (DCA+), Earnings Sweep, Rebalancing programs and/or add-on benefits.

We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

In addition, we reserve the right to remove Investment Divisions or substitute Funds as investment options that are available under the Contract.

Premium Payment Risk. Your ability to make additional Premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the add-on benefits that you have elected, and other factors. The maximum aggregate Premiums you may make without our prior approval is $1 million. The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the add-on death benefits or any GMWB. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Fees and Charges. Deduction of Contract fees and charges, and add-on benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and add-on benefits up to the maximum guaranteed fees and charges stated in your Contract or add-on benefit endorsement and disclosed in the fee tables.

Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA, Roth IRA or qualified plan. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a Contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).

Add-On Benefits. You may never need or use certain features provided by the Contract. In that case, you may pay for a feature for which you never realize any benefits.

Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the Contract. Alternatively, you may not live long enough to receive enough benefit from the add-on benefits to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the Contract from the add-on benefits.

The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the Contract or by one of the Contract’s add-on benefits available for an additional charge.

Certain benefits may limit withdrawals or other rights under the Contract. If your Contract includes one of the add-on benefits, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total Contract Value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

Add-on benefits are available at issue or on your Contract Anniversary. If you do not elect an add-on benefit at issue, it is likely that the rates associated with your add-on benefit, including the Bonus percentages, Guaranteed Withdrawal Balance Adjustment percentages, and Guaranteed Annual Withdrawal Amount percentages may be lower than the rates you would have received if you had elected the add-on benefit at issue. It is also possible that the charge for the add-on benefit elected on your Contract Anniversary may be higher than the charge that would have been applicable if you had elected the add-on benefit at issue. Please note that we may make changes to which add-on benefits are available for election on your Contract Anniversary. For current availability of add-on benefits available for election post-issue, please see the most recent Post-Issue Rate Sheet Prospectus Supplement(s) at www.jackson.com/product-literature-5.html.

Conditions to Contract Benefits. Certain benefits under the Contract are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the Contract or add-on benefit for which you have been charged a fee.

Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits than the Contract.

Potentially Harmful Transfer Activity. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions. (See “Transfers and Frequent Transfer Restrictions—Restrictions on Transfers: Market Timing” for more information.) We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Owners.

Fixed Account Option Rates. The rates we declare for the Fixed Account Options may be lower than you would find acceptable.

Deduction of Advisory Fees from Contract Value. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments. Because deductions to pay advisory fees reduce your Contract Value, they may also negatively impact your Return of Premium add-on death benefit, which is equal to the greater of Contract Value or Premiums paid into your Contract (net of any applicable premium taxes and charges), reduced for withdrawals. Advisory fees are in addition to Contract fees and expenses disclosed in this prospectus. In addition, the election of certain add-on benefits disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value. This means if you take withdrawals to pay advisory fees and do not follow our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) and/or elect an ineligible add-on benefit, all such withdrawals will be subject to any applicable income taxes and penalties and will reduce your add-on benefit(s).

Please note that the deduction of advisory fees under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit. For more information, please see “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 144 and “Earnings Protection Benefit” beginning on page 148.

BENEFITS AVAILABLE UNDER THE CONTRACTS

The following tables summarize information about the benefits available under the Contract. The current annual charges for the add-on benefits are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

Basic Death Benefit (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit	Guarantees your Beneficiaries will receive a benefit of at least your Contract Value on the date Jackson receives all required documentation from your Beneficiary.	No additional charge	•Withdrawals could significantly reduce the benefit. •Payment of advisory fees via direct deduction from Contract Value could significantly reduce the benefit. •Benefit terminates on annuitization.

Add-On Benefits Available for a Fee

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
EarningsMax	Increase the amount of the death benefit payable at your death based on a percentage of Contract earnings.	Maximum: 0.70% (as an annualized percentage of the average daily Contract Value in the Investment Divisions)
•Effective August 28, 2023, this benefit is no longer available for election.
•Available only at Contract issue.
•The benefit cannot be terminated.
•Available to Owners age 75 or younger.
•Subject to maximum benefit.
•On each fifth Contract Anniversary, the Guaranteed Minimum Death Benefit (“GMDB”) charge may be increased.
•May provide value after the Income Date.
•No benefit will be paid if (i) Contract is in the income phase upon your death, (ii) there are no earnings in your contract, or (iii) your spouse exercises the Spousal Continuation Option.
•The Fixed Account Options are not available if you elect EarningsMax.
•Payment of advisory fees via direct deduction under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may reduce the amount of earnings available under this benefit.

Add-On Death Benefits Available For a Fee

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Return of Premium Guaranteed Minimum Death Benefit
Changes your basic death benefit during the accumulation phase of your Contract to the greater of: (i) Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or (ii) all Premiums paid into the Contract (net of any applicable premium taxes and charges), reduced for withdrawals (including any applicable adjustments) in proportion to the reduction in the Contract Value at the time of the withdrawal.

Maximum: 0.40% (as a percentage of benefit base)
•Withdrawals may significantly reduce the value of this Return of Premium Death Benefit.
•Withdrawals may reduce the value of this benefit by more than the dollar amount of the withdrawal.
•The deduction of advisory fees from Contract Value under the Add-On Benefit Advisory Fee Withdrawal Program will be capped at 1.25% of Contract Value annually.
•Because deductions to pay advisory fees reduce your Contract Value, they may also negatively impact your Return of Premium Death Benefit, which is equal to the greater of Contract Value or Premiums paid.
•On each fifth Contract Anniversary, the GMDB charge may be increased.
•May provide value after the Income Date.
•Ownership changes are allowed, but Covered Lives cannot be changed.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.

Roll-up GMDB	Provides a death benefit that increases at an annual interest rate until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.	Maximum 2.30% (as a percentage of benefit base)
•Interest rate depends on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Roll-up GMDB add-on death benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Highest Quarterly Anniversary Value GMDB	Provides a new locked-in higher death benefit on each Contract quarterly anniversary (prior to the oldest Covered Life’s 81st birthday) if your investments increase in value	Maximum 1.00% (as a percentage of benefit base)
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Highest Quarterly Anniversary Value GMDB add-on death benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Combination Roll-up and Highest Quarterly Anniversary Value GMDB	Provides a minimum death benefit equal to the greater of (ii) the Roll-up GMDB and (ii) the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit.	Maximum 2.50% (as a percentage of benefit base)
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Combination Roll-up and Highest Quarterly Anniversary Value GMDB add-on death benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Flex DB (previously called LifeGuard Freedom Flex DB)	Provides a minimum death benefit equal, upon election, to the Flex GMWB Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for excess withdrawals.	Maximum 2.00% (as a percentage of the GMWB Death Benefit)
•Available only at issue and only with certain benefit options under the Flex GMWB (previously called the LifeGuard Freedom Flex GMWB).
•Withdrawal percentages depend on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the Flex DB add-on death benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

LifeGuard Freedom Accelerator DB
This benefit is a way to compliment your lifetime income with an enhanced death benefit. It provides a minimum death benefit equal, upon election, to the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB), and subsequently increased for net Premiums (subject to a maximum), and reduced for excess withdrawals.
Maximum 1.80% (as a percentage of the GMWB Death Benefit)
•Effective August 28, 2023, this benefit is no longer available for election.
•Available only at issue and in conjunction with the LifeGuard Freedom Accelerator GMWB.
•Withdrawal and deferral credit percentages depend on age and date of election.
•Withdrawals could significantly reduce or terminate the benefit.
•Fee may be increased on each 5th Contract Anniversary (opting out will affect the benefit and the Contract).
•May provide value after the Income Date.
•Availability of all add-on death benefits are subject to age limitations.
•Only one add-on death benefit may be elected.
•The Fixed Account Options are not available if you elect the LifeGuard Freedom Accelerator DB add-on death benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Add-On Living Benefits Available for a Fee

Availability of all add-on living benefits are subject to age limitations and other eligibility conditions. Only one add-on living benefit may be elected. The current annual charges for the add-on benefits are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” All add-on living benefits:

•may be added on the Issue Date or a Contract Anniversary (with advance notice, subject to availability). The MarketGuard Stretch GMWB is subject to different election requirements;

•are subject to fee increases on each 5th Contract Anniversary (opting out will affect the benefit and the Contract);

•are subject to a maximum guaranteed withdrawal balance (“GWB”) of $10 million;

•terminate on the Income Date;

•disqualify you from utilizing our administrative rules (including the Add-On Advisory Fee Withdrawal Program) to directly deduct advisory fees from your Contract Value; and

•cannot be cancelled by you (except upon spousal continuation).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
AutoGuard	Enables you to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the GWB regardless of your Contract Value.	Maximum 1.70% (as a percentage of benefit base)
•Withdrawals could reduce or terminate step ups.
•Excess withdrawals could significantly reduce or terminate the benefit.
•Available to add to a Contract on the Contract’s Issue Date, or on any Contract Anniversary, subject to availability.
•Not available on a contract that already has a GMWB.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Flex Net GMWB (Single) and (Joint) (previously called LifeGuard Freedom Net GMWB)
This benefit provides a feature that allows you to have guaranteed income for life (or joint lives under the Joint for Life option) plus greater access to your earnings. It uses an annual bonus and step-ups to help increase your Guaranteed Withdrawal Balance (“GWB”), the “protected balance” from which you take income. The features of this benefit provide more flexibility so you can plan for your unique needs. The primary features are the Guaranteed Annual Withdrawal Amount (“GAWA”) and the Earnings Sensitive Adjustment (ESA). Your GAWA is the minimum amount of income you’ll be able to count on annually and is based on your age at the time of your first withdrawal. The ESA allows you to take more income when you have earnings over your previous year’s Contract Value (GMWB earnings).
Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the highest cost benefit option) (as a percentage of benefit base)
•GAWA% depends on age and income stream included with selected benefit option at time of first withdrawal.
•Bonus applies for limited period and requires no withdrawals.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Flex GMWB (Single) and (Joint) (previously called LifeGuard Freedom Flex GMWB)
Offers a unique level of flexibility because you can choose from a range of benefit options to increase your Guaranteed Withdrawal Balance (“GWB”). In down or flat market years, you can receive a bonus in years you don’t take withdrawals, when your contract does well, you can lock in investment gains with step-ups, and as your protected GWB steps up, your bonus amount can also grow.
Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (The maximum annual charges are based on election of the most expensive combination of options.) (as a percentage of benefit base)
•GAWA% depends on age and income stream level included with selected benefit option at time of first withdrawal.
•Bonus applies for limited period and requires no withdrawals.
•Amount of guaranteed withdrawals depends on the benefit option and specified combination of optional features under the benefit.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Flex Strategic Income GMWB (Single) and (Joint).
Guarantees the withdrawal of a minimum annual amount for life, regardless of the performance of the underlying investment options. Provides for a higher guaranteed annual withdrawal amount for a defined period.
Single Life Option: Maximum: 3.00% Joint Life Option: Maximum: 3.00% (as a percentage of benefit base)
•GAWA% depends on age at time of first withdrawal.
•GAWA after the expiration of the Accelerated Withdrawal Period and when the Contract Value has reduced to zero is calculated at a lower rate than GAWA during the Accelerated Withdrawal Period.
•Bonus applies for limited period and requires no withdrawals.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•Payment of advisory fees via direct deduction from contract value is not permitted if this add-on benefit is elected.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
LifeGuard Freedom Accelerator GMWB (Single) and (Joint)
This benefit is a way to provide you with protected lifetime income (or provide you and a joint Owner with protected lifetime income under the joint option). Annual step-ups in years in which the market performs well increase the Guaranteed Withdrawal Balance (“GWB”). In addition, annual Deferral Credits combine with the Guaranteed Annual Withdrawal Amount (“GAWA”) percentage and grow in years you wait to take income, regardless of what is happening in the market. May be appropriate for those individuals looking for opportunities for growth to increase the annual withdrawal amount and who are seeking flexibility to start and stop withdrawals, without negatively impacting the guarantees.
Single Life Option: Maximum: 2.30% Joint Life Option: Maximum: 2.50% (as a percentage of benefit base)
•Effective August 28, 2023, this benefit is no longer available for election.
•Initial GAWA% and deferral credit % depend on age on benefit effective date.
•Deferral credits apply for limited period and require no withdrawals.
•Jackson may prospectively change the GAWA%, including the age bands, on new GMWB endorsements (via rate sheet).
•Withdrawals prior to start of For Life Guarantee and excess withdrawals could significantly reduce or terminate the benefit.
•Additional premiums limited.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

MarketGuard Stretch GMWB
GMWB guarantees partial withdrawals during the Contract’s accumulation phase until the earlies of (i) the Owner’s death, until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value, or (iii) the Contract Anniversary occurring in the GMWB Maturity Year.
Maximum: 2.20% (as a percentage of GMWB benefit base)
•GAWA% depends on age and selected income stream at time of first withdrawal.
•The GWB can never be more than $10 million, and the GWB is reduced by each withdrawal.
•This GMWB is not available on a Contract that already has a GMWB.
•Effective April 27, 2020, this add-on benefit is no longer available on tax-qualified contracts.
•Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

Other Add-On Benefits Included With All Contracts At No Additional Cost

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Rebalancing	Automatically reallocates your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages.	None	•Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and we impose any transfer restrictions or requirements on the one-year Fixed Account Option.
Dollar Cost Averaging	Automatically transfers a dollar amount or percentage of money periodically from the one-year Fixed Account Option or any of the Investment Divisions into the Investment Divisions and other Fixed Account Options.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions.

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Dollar Cost Averaging Plus (DCA+)	If available, offers a fixed interest rate that we guarantee for a period of up to one year in connection with systematic transfers from the DCA+ Fixed Account Option to one or more of the Investment Divisions or other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option.	None
•Restrictions may apply if we impose any transfer restrictions on the one-year Fixed Account Option.
•The DCA+ Fixed Account Option is only available for new Premiums.
•A Contract Value of $15,000 is required to participate.

Earnings Sweep
Allows you to choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division).
		None	•May only be added within 30 days of the issue date of your Contract. •You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions.
Capital Protection Program
Allocates enough of your Premium to the Fixed Account Option you select to assure that the amount so allocated will equal, at the end of your selected Fixed Account Option period, your total original Premium paid. You may allocate the rest of your Premium to any Investment Division(s).
None
•Effective August 28, 2023, this benefit is no longer available for election.
•If any part of the Fixed Account value is withdrawn or transferred before the end of the selected period, the value at the end of that period will not equal the original Premium.
•This program is available only if Fixed Account Options are available.
•Only available at issue.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are generally deducted proportionally from your Contract Value. Some of these charges are for add-on benefits, as noted, so they are deducted from your Contract Value only if you elected to add that add-on benefit to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

TRANSACTION EXPENSES

Transfer Charge. We deduct $25 for each transfer in excess of 25 in a Contract Year. For this purpose, all transfers that are processed on the same Business Day will be considered as one transfer. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable. The charge compensates us for the administrative cost associated with the transfers. We waive the transfer charge in connection with Dollar Cost Averaging, Earnings Sweep, Rebalancing transfers and any transfers we require, and we will charge a lesser fee where required by state law.

Expedited Delivery Charge. When you request expedited delivery of any withdrawal amounts, there are additional charges assessed for this service. The charge for standard overnight delivery is $10. The charge for overnight delivery on Saturday is $22.50.

Wire Transfer Charge. We charge up to $20 for standard wire transfers and $25 for international wire transfers in connection with requested withdrawals.

Premium Taxes. Some states and other governmental entities charge Premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state Premium tax, if any, will vary from state to state). Premium tax is currently not charged back to the Contract, however, the Company reserves the right to deduct any amounts advanced to pay taxes from the Contract Value.

Income Taxes. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Advisory Fees. Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable deductions under your Contracts; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments. Advisory fees are in addition to Contract fees and expenses disclosed in this prospectus.

Our Administrative Rules. In order to have advisory fees directly deducted from your Contract Value, you must submit written authorization on a form acceptable to us, authorizing us to accept and execute instructions from your third party financial professional to make withdrawals from your Contract to pay the advisory fees pursuant to a written agreement between you and your third party financial professional. Advisory fee withdrawals are processed as net withdrawals, pro-rata from the investment options in which you are currently allocated. Requests for withdrawal of advisory fees will be processed on the Business Day in which they are received by us in Good Order. Advisory fees may not exceed an amount equal to an annual rate of 1.5% of your Contract’s cash value, which is the amount you could receive upon total withdrawal after all fees and adjustments have been assessed. You may terminate authorization for the direct deduction of advisory fees at any time by providing us with written notice of such termination.

Add-On Benefit Advisory Fee Withdrawal Program. In addition to our administrative rules, if you have elected an eligible add-on benefit, you must also utilize the Add-On Benefit Advisory Fee Withdrawal Program. Under this program, advisory fee deductions are capped at a lower annual rate than under our standard administrative rules, and will not be permitted to exceed an annual amount equal to an annual rate of 1.25% of Contract Value. We discuss this program in detail later in this prospectus under “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 144.

Please note that the deduction of advisory fees under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit. For more information, please see “Earnings Protection Benefit” beginning on page 148.

If you take a withdrawal to pay advisory fees without setting up direct deduction of advisory fees from Contract Value under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

ANNUAL CONTRACT EXPENSES

Core Contract Charge. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Core Contract Charge. On an annual basis, this charge equals 0.45% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account.

This charge is reduced to 0.40% if the Contract Value on the later of the Issue Date or the most recent Contract Quarterly Anniversary is greater than or equal to $1 million. If your Contract Value subsequently drops below $1 million on the most recent Contract Quarterly Anniversary, the charge will be reinstated to 0.45%.

This charge compensates us for our expenses associated with administration of the Contracts and the Separate Account, acquisition of business including marketing expenses, risks we assume in connection with the Contracts, and costs associated with providing Contract benefits. We pay the operating expenses of the Separate Account, including those not covered by the Core Contract Charge.

Annual Contract Maintenance Charge. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses in addition to those covered by the Core Contract Charge. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon total withdrawal and is taken from the Investment Divisions and the Fixed Account based on the proportion their respective value bears to the Contract Value. We will not deduct this charge from the Fixed Account Options if the Fixed Account Minimum Value has been reached. We will not deduct this charge if the value of your Contract is $50,000 or more when the deduction is to be made.

ADD-ON BENEFIT EXPENSES

Earnings Protection Benefit (“EarningsMax”) Charge.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals a maximum of 0.70% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Spousal Continuation Option (please see “Spousal Continuation Option” on page 158), the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.

On each fifth Contract Anniversary, we reserve the right to increase the annual charge percentage by 0.05%, subject to the applicable maximum annual charge. If the charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may elect to opt out of the charge increase and any future charge increases. Upon such election, no future Premium payments will be allowed. Such election is final, and must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 51.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	1.70%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter. The actual deduction of the charge will be reflected in your quarterly statement.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the maximum annual charge, and maximum increase to annual charge, as shown in the table above. In this case, if the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary or Contract Quarterly Anniversary. You may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provisions, automatic step-up provision, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA, so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

We stop deducting this charge on the earlier of the date that the GMWB is terminated, or your Contract Value is zero. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit with Annual Step-Up (AutoGuard)” beginning on page 51. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance (“GWB”). The percentage varies depending on which benefit option you elect (see tables below). For more information about the GWB and the different benefit options, please see “Flex GMWB” beginning on page 55. Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Flex GMWB.”

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

Flex GMWB
	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the tables above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination”

under “Flex GMWB” beginning on page 62. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Flex GMWB” beginning on page 55. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the Flex GMWB only. If you purchase the Flex DB, additional charges apply for that benefit. Please see “Flex DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 37 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance (“GWB”). The percentage varies depending on which benefit option you elect (see tables below). For more information about the GWB and the different benefit options, please see “Flex With Joint Option GMWB” beginning on page 65. Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Flex With Joint Option GMWB”.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

Flex With Joint Option GMWB
	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the tables above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Flex With Joint Option GMWB” beginning on page 73. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Flex With Joint Option GMWB” beginning on page 65. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance (“GWB”). The percentage varies depending on which benefit option you elect (see table below). For more information about the GWB and the different benefit options, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 76. Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Net GMWB”.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

Flex Net GMWB
	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the table above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 76. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 76. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance (“GWB”). The percentage varies depending on which benefit option you elect (see table below). For more information about the GWB and the different benefit options, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 88. Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Net With Joint Option GMWB”.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

Flex Net With Joint Option GMWB
	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value, until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the table above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination”

under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 88. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount” beginning on page 88. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“Flex Strategic Income GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance ("GWB"). For more information about the GWB, please see “Flex Strategic Income GMWB” beginning on page 101.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the table above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by opting out of the GWB bonus and automatic step-up provisions, and forfeiting any other future increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the add-on benefit through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the add-on benefit to terminate. For more information, please see “Termination” under “Flex Strategic Income GMWB” beginning on page 108. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the add-on benefit works, please see the section titled “Flex Strategic Income GMWB” beginning on page

101. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“Flex Strategic Income With Joint Option GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance ("GWB"). For more information about the GWB, please see “Flex Strategic Income With Joint Option GMWB” beginning on page 111.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	3.00%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the table above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by opting out of the GWB bonus and automatic step-up provisions, and forfeiting any other future increases to the GWB and GAWA.. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the add-on benefit through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the add-on benefit to terminate. For more information, please see “Termination” under “Flex Strategic Income With Joint Option GMWB” beginning on page 119. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges)”. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the add-on benefit works, please see the section titled “Flex Strategic Income With Joint Option GMWB” beginning on page 111 . Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”) Charge.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance ("GWB"). For more information about the GWB, please see “LifeGuard Freedom Accelerator GMWB” beginning on page 122.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	2.30%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the tables above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting any future deferral credits, automatic step-ups, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “LifeGuard Freedom Accelerator GMWB” beginning on page 128. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see the section titled “LifeGuard Freedom Accelerator GMWB”. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Note: The above section describes the charge for the LifeGuard Freedom Accelerator GMWB only. If you purchase the LifeGuard Freedom Accelerator DB, additional charges apply for that benefit. Please see “LifeGuard Freedom Accelerator DB” under “Contract Charges”, in the part entitled “Death Benefit Charges”, beginning on page 37 for details.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator With Joint Option GMWB”) Charge.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the Guaranteed Withdrawal Balance ("GWB"). For more information about the GWB, please see “LifeGuard Freedom Accelerator With Joint Option GMWB” beginning on page 130.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	2.50%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

You pay the applicable percentage of the GWB each Contract Quarter.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by redeeming Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge , subject to the applicable maximum annual charge and maximum increase to annual charge, as shown in the tables above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting any future deferral credits, automatic step-ups, and any other increases to the GWB and GAWA. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. We will, however, stop deducting the charge under other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under the section titled “LifeGuard Freedom Accelerator With Joint Option GMWB” beginning on page 136. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see the section titled “LifeGuard Freedom Accelerator With Joint Option GMWB”. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Charge Base (see table below).

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
	2.20%	0.20%
Charge Basis	GMWB Charge Base
Charge Frequency	Quarterly

GMWB Charge Base. At election, the GMWB Charge Base is equal to the Guaranteed Withdrawal Balance (“GWB”). After each subsequent Premium payment, the GMWB Charge Base is increased by the amount of the Premium payment net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). The GMWB Charge Base is not reduced for withdrawals unless a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the Guaranteed Annual Withdrawal Amount (“GAWA”) or Stretch RMD, as applicable. In this case, the GMWB Charge Base is reduced for the Excess Withdrawal amount in the same proportion as the Contract Value is reduced by the Excess Withdrawal. The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, Or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

For more information about the GAWA and Stretch RMD, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) beginning on page 137.

We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GMWB Charge Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge, subject to the applicable maximum charge and a maximum increase to the annual charge, as shown in the table above. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the current charge increase and any future charge increases. Upon such election, no future Premium payments will be allowed, and the GAWA% will be determined with no future recalculation. While electing to discontinue future Premium payments will prevent an increase in charge, you will be foregoing possible increases in your GMWB so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier of the date the endorsement terminates, or the date your Contract Value is zero. We reserve the right to prospectively change the charge on new Contracts or if you select this benefit after your Contract is issued (subject to availability), subject to the applicable maximum annual charge. Please review the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html to learn about the current level of the charge. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)” beginning on page 137. Also see “Guaranteed Minimum Withdrawal Benefit Important Sp

ecial Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Death Benefit Charges. There is no additional charge for the Contract’s basic death benefit. However, for an additional charge, you may select one of the Contract’s available optional death benefits in place of the basic death benefit. Please ask your financial professional whether there are variations on these benefits in your state or contact our Customer Care Center. Our contact information is on the cover page of this prospectus.

Return of Premium Guaranteed Minimum Death Benefit Charge. If you select the Return of Premium Guaranteed Minimum Death Benefit, you will pay a maximum annual charge of 0.40% (0.10% quarterly). Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge percentage by 0.05% annually (0.0125% each Contract Quarter), subject to the maximum annual charge noted above. If the GMDB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the current charge increase and any future charge increases. Upon such election, no future Premium payments will be allowed. While electing to discontinue future Premium payments will prevent an increase in charge, you will be foregoing possible increases in your GMDB so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Return of Premium Guaranteed Minimum Death Benefit” under “Optional Death Benefits”, beginning on page 149.

Roll-up Guaranteed Minimum Death Benefit Charge. If you select the Roll-up Guaranteed Minimum Death Benefit, you will pay a maximum annual charge of 2.30% (0.575% quarterly). Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” We deduct the charge from your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge percentage by 0.20% annually (0.05% each Contract Quarter), subject to the maximum annual charge noted above. If the GMDB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting the roll-up provision, and any future increases to the GMDB Benefit Base. Upon such election, no future Premium payments will be allowed and future withdrawals will reduce the GMDB Benefit Base. While electing to discontinue this provision will prevent an increase in charge, you will be foregoing possible increases in your GMDB Benefit Base so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Roll-up Guaranteed Minimum Death Benefit (“Roll-up GMDB”)” under “Optional Death Benefits”, beginning on page 150.

Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Charge. If you select the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit, you will pay a maximum annual charge of 1.00% (0.25% quarterly). Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-

literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” We deduct the charge from your Contract Value. If the Fixed Account Contract Value is greater than the Fixed Account Minimum Value, the quarterly charge will be deducted from your allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value until such time that the Fixed Account Contract Value has been reduced to the Fixed Account Minimum Value. If the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will be deducted only from your allocations to the Investment Divisions. If no value remains in the Investment Divisions and the Fixed Account Contract Value is equal to the Fixed Account Minimum Value, the charge will not be assessed for that Contract Quarter. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge percentage by 0.10% annually (0.025% each Contract Quarter), subject to the maximum annual charge noted above. If the GMDB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to You may then elect to opt out of the charge increase and any future charge increases by forfeiting the highest quarterly anniversary value provision, and any future increases to the GMDB Benefit Base. Upon such election, no future Premium payments will be allowed. While electing to discontinue this provision will prevent an increase in charge, you will be foregoing possible increases in your GMDB Benefit Base so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit” under “Optional Death Benefits”, beginning on page 151.

Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Charge. If you select the Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit, you will pay a maximum annual charge of 2.50% (0.6250% each Contract Quarter). Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).” We deduct the charge from your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  While the charge is deducted from the Contract Value, it is calculated based on the applicable percentage of the GMDB Benefit Base. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge percentage by 0.20% annually (0.05% each Contract Quarter), subject to the maximum annual charge noted above. If the GMDB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting the roll-up provision, the highest quarterly anniversary value provision, and any future increases to the GMDB Benefit Base. Upon such election, no future Premium payments will be allowed and future withdrawals will reduce the GMDB Benefit Base. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GMDB Benefit Base so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

For more information about how the endorsement works, including this benefit’s GMDB Benefit Base, please see “Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (“Combination Roll-up and Highest Quarterly Anniversary Value GMDB”)” under “Optional Death Benefits”, beginning on page 152.

Flex DB Charge. If you select the Flex DB add-on death benefit, which is only available in conjunction with the purchase of the Flex GMWB with specified benefit options, you will pay two separate charges for the combined benefit. The charge for Flex DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the Flex GMWB. The charge for this death benefit begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Death Benefit. The percentage varies depending on which benefit option you elect, but will never exceed the maximum stated in the table below. At the time you purchased your Contract, different benefit option requirements may have been in place for election of the Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information. Prior to August 28, 2023, Flex DB was called LifeGuard Freedom Flex DB and Flex GMWB was called LifeGuard Freedom Flex GMWB.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. Current annual charges are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
Death Benefit Charge	2.00%	0.15%
Charge Basis	GMWB Death Benefit
Charge Frequency	Quarterly

For more information about the GMWB Death Benefit, please see “Flex DB” under “Add-On Death Benefits”, beginning on page 154. For more information about the charges for Flex GMWB, please see page 28, and for benefit information, including the GWB, please see “Flex GMWB” beginning on page 55.

We deduct the charge from your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge subject to the maximum annual charge and maximum increase to the annual charge (at one time) as detailed in the table above. If the GMWB Death Benefit charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting increases to the GMWB Death Benefit. Upon such election, no future Premium payments will be allowed. While electing to discontinue this provision will prevent an increase in charge, you will be foregoing possible increases in your GMWB Death Benefit so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

LifeGuard Freedom Accelerator DB Charge.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

If you select the LifeGuard Freedom Accelerator DB optional death benefit, which is only available in conjunction with the purchase of the LifeGuard Freedom Accelerator GMWB, you will pay two separate charges for the combined benefit. The charge for LifeGuard Freedom Accelerator DB, which is based on a percentage of the GMWB Death Benefit, is separate from and in addition to the charge for the LifeGuard Freedom Accelerator GMWB. The charge for this death benefit begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GMWB Death Benefit.

The table below shows the maximum annual charge and maximum increase to the annual charge at one time. For a list of historical add-on benefit charges, please see “Appendix F (Historical Add-On Benefit Charges).”

	Maximum Annual Charge	Maximum Increase to Annual Charge (at one time)
Death Benefit Charge	1.80%	0.15%
Charge Basis	GMWB Death Benefit
Charge Frequency	Quarterly

For more information about the GMWB Death Benefit, please see “LifeGuard Freedom Accelerator DB” under “Optional Death Benefits”, beginning on page 156. For more information about the charges for LifeGuard Freedom Accelerator GMWB, please see page 34, and for benefit information, including the GWB, please see “LifeGuard Freedom Accelerator GMWB” beginning on page 122.

We deduct the charge from your Contract Value. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset-based charge applied to the assets of all Contract Owners who elected the optional death benefit.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

On each fifth Contract Anniversary, we reserve the right to increase the charge subject to the maximum annual charge and maximum increase to the annual charge (at one time) as detailed in the table above. If the GMWB Death Benefit charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to opt out of the charge increase and any future charge increases by forfeiting increases to the GMWB Death Benefit. Upon such election, no future Premium payments will be allowed. While electing to discontinue this provision will prevent an increase in charge, you will be foregoing possible increases in your GMWB Death Benefit so carefully consider this decision should we notify you of a charge increase. Such election is final. All elections must be received by us in Good Order prior to the Contract Anniversary. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter.

FUND EXPENSES

Fund fees and expenses are deducted from and paid out of the assets of the Funds. The value of the assets of the Investment Divisions will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the Contract. They may vary in amount from year to year. The Funds’ fees and expenses are described in the summary prospectus for each Fund.

DISTRIBUTION OF CONTRACTS

Jackson National Life Insurance Company (“Jackson”), located at 1 Corporate Way, Lansing, Michigan 48951, is the issuer for this Contract. Jackson National Life Distributors LLC (“JNLD”), located at 300 Innovation Drive, Franklin, Tennessee 37067, serves as the distributor of the Contracts. JNLD serves as distributor of other variable insurance products issued by Jackson and its subsidiaries. JNLD also sells variable annuities directly to accounts advised by fiduciaries i.e. professional trustees (trust companies) or banks and registered investment advisors.
JNLD is a wholly owned subsidiary of Jackson. JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various selling firms, broker-dealer firms and their affiliate insurance agencies (each a “Selling Firm,” collectively “Selling Firms”). Selling Firms do not include Registered Investment Advisors who are independent of broker-dealers or brokers. No Selling Firm or Registered Investment Advisor has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Selling Firms are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

No commissions are paid to Selling Firms that sell the Contracts. However, the Selling Firms or their representatives may charge you an investment advisory or similar fee under an agreement you have with them independent of Jackson or JNLD. The Selling Firms or their representatives determine the amount of the fee that will be charged and the amounts charged may vary based upon the practices of each Selling Firm. There may be tax and Contract implications, including adverse effects on Contract benefits, if you elect to have such fees withdrawn directly from the Contract. Selling Firms providing such advisory services are acting solely on your behalf. Neither Jackson nor JNLD offer advice on how to allocate your Contract Value and we are not responsible for any advice your investment adviser provides to you. Neither Jackson nor JNLD in its role as the distributor endorses any investment advisers nor makes any representations as to their qualifications.

Under certain circumstances, JNLD and/or Jackson may make payments to Selling Firms in connection with the sale of Jackson and Jackson of NY variable insurance products. These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Selling Firm and may not be offered to all Selling Firms. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; the volume of sales; and the level of access we are provided to the registered representatives of the Selling Firm. Such payments may influence Selling Firms and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation, FINRA rules of conduct, Securities and Exchange Commission rules, and Department of Labor (“DOL”) rules and regulations. While such compensation may be significant, it does not result in any additional direct charges by us to you beyond the standard contract charges.

Under these compensation structures, JNLD and/or Jackson may make marketing allowance payments, marketing support payments, and other administrative payments to the Selling Firms. Marketing allowance payments are payments that are designed as consideration for product placement and distribution, assets under management, and sales volume. Marketing allowance payments and marketing support payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Other administrative payments are designed to support administrative services, distribution support, platform services, or concierge services and generally range from 45 to 75 basis points (0.45% to 0.75%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Selling Firms and their registered representatives and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations, we may also provide cash and/or non-cash compensation to Selling Firms and Registered Investment Advisors in the form of gifts, promotional items, occasional meals, and entertainment. Selling Firms may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s Core Contract Charge and other charges.

The alphabetical listing below details the 20 Selling Firms that received the largest amounts of marketing allowance payments and/or marketing support payments in 2022 from JNLD and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Selling Firm is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Selling Firm may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $455 thousand to approximately $17.3 million.

LPL Financial Corporation
Morgan Stanley Smith Barney LLC
Wells Fargo Advisors / Investments
UBS Financial Services, Inc.
Ameriprise
MML Investors Services / MSI Financial Services
Commonwealth Financial Network
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Woodbury Financial Services, Inc.
Cambridge Investment
Cetera Advisor Networks LLC
Park Avenue Securities
Stifel Nicolaus & Co. Inc.
Securian Financial Services, Inc.
Lincoln Financial Advisors
Transamerica Financial Services, Inc.
Pruco Securities
DPL (The Leader’s Group)

Please see Appendix C for a complete list of Selling Firms that received amounts of marketing allowance payments and/or marketing support payments in 2022 from JNLD and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

Compensation is also paid to employees of JNLD and/or Jackson who are responsible for providing services to Selling Firms. These employees are generally referred to as “wholesalers” and may meet with Selling Firms and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or add-on benefits (if any) sold by the Selling Firms that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals. Compensation is also paid to employees of JNLD who are responsible for making recommendations to persons who are also customers fiduciaries i.e. professional trustees (trust companies) or banks and Registered Investment Advisors. These employees are generally referred to as “RIA Support Specialists”. The compensation paid to annuity support associates is not based on commissions. We compensate our annuity support associates with a base salary and an annual discretionary bonus. The amount of the annual bonus is based on a percentage of the associate’s salary, varies by the associate’s title, and is tied to how well the associate performs his or her job.

JNLD also has relationships with the sub-advisers to the various underlying Funds and their affiliates. JNLD receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation. Our affiliated Selling Firms may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by JNLD and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Selling Firm and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Selling Firm and registered representative. You may ask your registered representative about any variations and how he or she and his or her Selling Firm are compensated for selling the Contract.

We sell Jackson products for which Jackson National Asset Management (“JNAM”) is the advisor. JNAM also serves as the administrator for some sub-accounts. JNLD and JNAM are both subsidiaries of Jackson and have the same ultimate parent company, Jackson Financial Inc. JNLD earns fees associated with its role in distributing JNAM sub-accounts. JNAM also earns fees from the variable annuity contract values that are invested in its various sub-accounts.

PURCHASES

Minimum Initial Premium:

•$25,000 under most circumstances

Minimum Additional Premiums:

•$500 for a qualified or non-qualified plan

•$50 for an automatic payment plan

•You can pay additional Premiums at any time during the accumulation phase unless a specific optional benefit or feature provides limitations.

These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts. We reserve the right to limit the number of Contracts that you may purchase. We reserve the right, in our discretion, to limit, restrict, suspend or reject any or all initial or subsequent Premium payments and to limit the amount, frequency or timing of Premium payments, at any time on a non-discriminatory basis. Any of these actions by us would limit your ability to invest in the Contract and increase your values and benefits. There is a $100 minimum balance requirement for each Investment Division and Fixed Account Option. We reserve the right to restrict availability or impose restrictions on the Fixed Account.

Tax-qualified Contracts are subject to Internal Revenue Code limitations on contributions which may limit the amount of your Premium payments.

Maximum Premiums:

•The maximum aggregate Premiums you may make without our prior approval is $1 million.

The payment of subsequent Premiums, depending on market conditions at the time they are made, may or may not contribute to the various benefits under your Contract, including the optional death benefits or any GMWB. Our right to restrict Premiums to a lesser maximum amount may also affect the benefits under your Contract.

Allocations of Premium. You may allocate your Premiums to one or more of the Investment Divisions and Fixed Account Options. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to the Investment Division or a Fixed Account Option is $100. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions and Fixed Account Options at any one time.

We will issue your Contract and allocate your first Premium within two Business Days (days when the New York Stock Exchange is open) after we receive your first Premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Subsequent Premiums are allocated on the Business Day that the Premium is received. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS PROGRAM IS NO LONGER AVAILABLE FOR ELECTION.

If you select our Capital Protection Program at issue, we will allocate enough of your Premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of your selected Fixed Account Option period, your total original Premium paid. You may allocate the rest of your Premium to any Investment Division(s). If any part of the Fixed Account value is withdrawn or transferred before the end of the selected Fixed Account Option period, the value at the end of that period will not equal the original Premium. This program is available only if Fixed Account Options are available. There is no charge for the Capital Protection Program. You should consult your financial professional with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a Premium payment of $10,000 when the interest rate for the seven-year period was 3% per year. We would allocate $8,131 to that period because $8,131 would increase at that interest rate to $10,000 after seven years, assuming no withdrawals are taken. The remaining $1,869 of the payment would be allocated to the Investment Division(s) you selected.

Shorter specified periods require allocation of substantially all your Premium to achieve the intended result. In any case, the results will depend on the interest rate declared for the specified period. Please note, the interest rate used in the above example is for illustrative purposes only and is not intended to reflect the current interest rate for the specified period of this duration.

Accumulation Units. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an “Accumulation Unit.” During the income phase we use a measure called an “Annuity Unit.”

Every Business Day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

•determining the total amount of assets held in the particular Investment Division;

•subtracting any asset-based charges and taxes chargeable under the Contract; and

•dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day based on the performance of the Funds, expenses, and deduction of Contract charges. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any add-on benefit charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of Accumulation Units. The base Contract has a different Accumulation Unit value than that of certain combinations of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value. We cancel Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, Contract surrender, the deduction of advisory fees, and certain other charges we may deduct.

When you make a Premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that Business Day by dividing the amount of the Premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of add-on benefits you have elected and their respective charges. If your Premium payment is received after the close of the New York Stock Exchange, the number of Accumulation Units credited will be determined at the end of the next Business Day.

In connection with arrangements we have to transact business electronically, we may have agreements in place whereby the time when certain broker-dealers receive your initial Premium payment and all required information in Good Order will be used for initial pricing of your Contract values.  However, if we do not have an agreement with a broker-dealer providing for these pricing procedures, initial Premium payments received by the broker-dealer will not be priced until they are received by us. As of the date of this prospectus, we have such an agreement with Morgan Stanley Smith Barney LLC and SBHU Life Agency.  Please check with your financial professional to determine if his/her broker-dealer has an agreement with the Company that provides for these pricing procedures.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date.

You can make 25 transfers every Contract Year without charge.

A transfer will be effective as of the end of the Business Day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Transfers from the Fixed Account generally will be subject to any applicable Market Value Adjustment.

Potential Limits and Conditions on Fixed Account Transfers. There may be periods when we do not offer any Fixed Account. We can prohibit or impose limitations or other requirements on transfers to or from the Fixed Account as permitted by applicable law. The Fixed Account is not available if you elect EarningsMax, the Roll-up GMDB, the Combination Roll-up and Highest Quarterly Anniversary Value GMDB, the Flex DB (previously called LifeGuard Freedom Flex DB), or the LifeGuard Freedom Accelerator DB add-on death benefits.

In addition, we also specifically reserve the right to impose the limitations and conditions set forth in 1-4 below with respect to the one-year Fixed Account Option. Although we are not imposing these restrictions as of the date of this prospectus, if we do decide to impose them, they could provide as follows with respect to both new and already outstanding Contracts:

1. During any Contract Year, the aggregate dollar amount of all transfers from the one-year Fixed Account Option (including transfers at the end of the one-year period) could not exceed whichever of the following three maximums apply to you for that year:
•Maximum transfers during the first Contract Year in which you have Contract Value in the one-year Fixed Account Option subject to these restrictions: 1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary;
•Maximum transfers during any subsequent Contract Year, if you had Contract Value subject to these restrictions during the preceding Contract year:
◦1/3 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did not make a 1/3 transfer in the preceding year as mentioned above or
◦1/2 of your Contract Value in the one-year Fixed Account Option as of the most recent Contract Anniversary if you did make such a 1/3 transfer in the preceding year; or
•Maximum transfers during any Contract Year, if you had Contract Value subject to these restrictions during both of the preceding two Contract Years and, in those years, you made the 1/3 maximum transfer in the first year and 1/2 maximum transfer in the second year as mentioned above: all of your remaining Contract Value in the one-year Fixed Account Option.

2. We could require that any transfer from the one-year Fixed Account Option in a Contract Year occur at least twelve months after the most recent such transfer in the previous Contract Year.

3. We could restrict or prohibit your transfers into or allocations of any additional Premiums to the one-year Fixed Account Option in any Contract Year in which you make a transfer from the one-year Fixed Account Option.

4. We could restrict or prohibit your transfers from the one-year Fixed Account Option in any Contract Year in which you make a transfer into or allocate any additional Premiums to the one-year Fixed Account Option.

We may impose restrictions 1-4 separately or in combination but we expect that they would be imposed as a group, so that you would be subject to all of these restrictions if you are subject to any of them.

Certain systematic investment programs could be excluded from the restrictions listed in 1-4 above, such that transfers under those programs would not count against the maximum amounts that may be transferred out of the one-year Fixed Account Option and the Contract Value under such programs would be excluded from the computation of such maximum amounts.

We also could permit or require that a systematic transfer program be used to make transfers from any Fixed Account Options. For example, you could be permitted to have the three transfers that are referred to in restriction 1 above automated through a systematic transfer out (“STO”) on each of your next three Contract Anniversaries. The amount automatically transferred on each of such three Contract Anniversaries would be the maximum amount that would be permitted to be transferred on that date under restriction 1, such that following the automatic STO transfer on the third such Contract Anniversary you would no longer have any Contract Value in the one-year Fixed Account Option. If we establish such an STO for you, however, we would (pursuant to restrictions 3 and 4 above) prohibit you from making any other transfer from, or any Premium payments or transfers into, the one-year Fixed Account Option during any Contract Year in which an automatic STO transfer is made for you. Also (pursuant to restriction 2 above) you could elect such an STO only if (i) at least twelve calendar months have passed since your last STO program (if any) had ended and (ii) during the Contract Year in which you make the election, you have not made any transfers from, or any Premium payments or transfers into the one-year Fixed Account Option (unless you made the transfer or Premium payment before the time we had instituted restrictions 1-4). Transfers pursuant to any STO would not count toward your 25 free transfer limit.

If we require you to commence an STO at a time when, due to any of the foregoing restrictions, you would not be eligible to elect such a program, the three annual STO transfers will be delayed. In that case, the first such STO transfer would occur on the first Contract Anniversary after you are eligible to elect an STO.

If we impose the restrictions described in 1-4 above, we would provide you prompt written notice of that fact, as well as any requirement or option to commence an STO. In that case, the restrictions would be effective immediately and we would not expect to provide you with an opportunity to make transfers from the one-year Fixed Account Option, other than in compliance with and subject to the limitations in such restrictions. Accordingly, you should consider whether you are willing to be subject to those limitations before you allocate any Premiums or transfers to the one-year Fixed Account Option.

We also may restrict your participation in any systematic investment program if you allocate any amounts to a Fixed Account Option.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 25 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•limiting the number of transfers over a period of time;

•requiring a minimum time period between each transfer;

•limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive Business Days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your financial professional in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the JNL/WMC Government Money Market Investment Division, the Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Customer Care Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, subject to our right to terminate electronic or telephonic transfer privileges described above. For information about your account, please contact our Customer Care Center. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or online if you elect to have this privilege. Any authorization you (and any joint Owner) provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you, a joint Owner, or your financial professional unless you notify us to the contrary. To notify us, please call us at the Customer Care Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement. We reserve the right to discontinue this privilege or implement additional limitations.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next Business Day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Customer Care Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Customer Care Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any add-on benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner’s death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•by making either a partial or total withdrawal,

•by electing the Automatic Withdrawal Program,

•by utilizing the Add-On Benefit Advisory Fee Withdrawal Program,

•by electing a Guaranteed Minimum Withdrawal Benefit, or

•by electing to receive income payments.

Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a total withdrawal you will receive the value of your Contract as of the end of the Business Day your request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, and charges due under any optional endorsement, adjusted for any applicable Market Value Adjustment. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Premium payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Automatic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal. If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions and Fixed Account Options based on the proportion their respective values bear to the Contract Value.

With the Automatic Withdrawal Program, you may withdraw a specified dollar amount of at least $50 per withdrawal. A withdrawal request that would reduce the remaining Contract Value to less than $2,000 will be treated as a request for a total withdrawal, unless this $2,000 minimum has been expressly waived by endorsement. After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken.

The Contract is designed for Contract Owners who have hired an investment adviser to manage their Contract Value for a fee. You may authorize payment of the fee from the Contract by following our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable) for direct deduction of advisory fees from Contract Value. Conditions and limitations may apply, so please contact our Customer Care Center for more information. Our contact information is on the cover page of this prospectus. The investment adviser you engage is acting solely on your behalf. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between you and your adviser, and would be in addition to the fees and expenses described in this prospectus. You are strongly encouraged to discuss the impact of deducting advisory fees directly from your Contract Value with your financial professional before making any elections.

If you elect to pay advisory fees via direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contracts; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments. These withdrawals are processed as net withdrawals, pro-rata from the investment options in which you are currently allocated. You may terminate authorization for the direct deduction of advisory fees at any time by providing us with written notice of such termination. For more information on the deduction of advisory fees from your Contract Value, and the impact of such deductions on add-on benefits, please see “Advisory Fees” beginning on page 26, and “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 144.

Please note that the deduction of advisory fees under our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit. For more information, please see “Earnings Protection Benefit” beginning on page 148.

Depending on when you applied for the Contract: the availability of an add-on benefit may have been different; how an add-on benefit is calculated varies; and we may have referred to an add-on benefit by a different name – all as noted below.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “TAXES” beginning on page 159.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual’s particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Step-Up, the Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount, and the Joint For Life GMWB with Deferral Credits and Annual Step-Up endorsements are available only to spouses and differ from the For Life GMWB with Bonus and Step-Up without the Joint Option, the For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount without the Joint Option, and the For Life GMWB with Deferral Credits and Annual Step-Up without the Joint Option endorsements (which are available to spouses and unrelated parties) and enjoy the following advantages:

•If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Flex With Joint Option GMWB” subsection beginning on page 65, the “Joint For Life GMWB with Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount” subsection beginning on page 88, and the “Joint For Life GMWB with Deferral Credits and Annual Step-Up” subsection beginning on page 130.)

•If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWBs have a higher charge than the respective For Life GMWBs without the Joint Option.

Additionally, the timing and amounts of withdrawals under a GMWB have a significant impact on the amount and duration of benefits. The cumulative cost of a GMWB also is greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as a For Life Guarantee (59½) and a GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your financial professional as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that a GMWB might provide.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is the Contract Anniversary on which you will be 95 years old, or such date allowed by the company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation. For more information, please see “INCOME PAYMENTS (THE INCOME PHASE)” beginning on page 145.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your financial professional whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.

Please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit’s Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” under each GMWB for more information about the GWB and GAWA. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of Excess Withdrawals.

Required Minimum Distributions under Certain Tax Qualified Plans (“RMDs”). The following RMD NOTES contain important information about withdrawals of RMDs from a Contract with a GMWB. However, for the MarketGuard Stretch GMWB, please refer to the Stretch RMD Notes on page 141. For certain tax-qualified Contracts, GMWBs allow withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) to meet a Contract’s RMD without reducing the amount of guaranteed income available in future years. The RMD NOTES describe conditions, limitations and special situations related to withdrawals involving a RMD.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for providing such notice. The administrative form allows you to elect one time or automatic RMD withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows taking multiple contracts’ RMDs from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your Contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. An RMD exceeding our calculation may also result in an Excess Withdrawal for purposes of your GMWB, which would result in an adverse recalculation of the GWB and GAWA. For information regarding the RMD calculation for your Contract, please contact our Customer Care Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with a GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may become susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the RMDs for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2024) is $10. The RMDs for calendar years 2023 and 2024 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2023 and $8 in the first and second halves of calendar year 2024, then at the time the withdrawal in the first half of calendar year 2023 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2023 to June 30, 2024. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2023 to June 30, 2024 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule permits that with the calendar year in which your RMDs are to begin, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner who must begin taking RMDs in the calendar year 2023 on a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

If the Owner delays taking his first RMD (the 2023 RMD) until March 30, 2024, he may still take the 2024 RMD before the next Contract Year begins on June 30, 2024 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2024 RMD) after June 30, 2024, he should wait until the following Contract Year begins on July 1, 2025 to take his third RMD (the 2025 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D, specifically examples 4, 5, and 7 under any particular GMWB. Please consult the financial professional who is helping, or who helped, you purchase your tax-qualified Contract, and your tax advisor, to be sure that a particular GMWB ultimately suits your needs relative to your RMD.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Currently, distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 73 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements.

The age requirements for beginning distributions under qualified plans and Tax-Sheltered Annuities change periodically. See below for a list of past age requirements and planned future changes to age requirements for beginning these required minimum distributions.

•If you reached the age of 70½ before January 1, 2020, distributions under qualified plans and Tax-Sheltered Annuities were required to begin by the later of the calendar year in which you attained age 70½ or the calendar year in which you retired.
•If you reached the age of 72 before January 1, 2023, distributions under qualified plans and Tax-Sheltered Annuities were required to begin by the later of the calendar year in which you attained age 72 or the calendar year in which you retired.

•If you will reach age 73 on or after January 1, 2033, distributions under qualified plans and Tax-Sheltered Annuities will be required to begin by the later of the calendar year in which you attain age 75 or the calendar year in which you retire.

Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard”). The following description is supplemented by the examples in Appendix D under section “I. AutoGuard” that may assist you in understanding how calculations are made in certain circumstances.

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) which permits an Owner to make partial withdrawals prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. This GMWB is available to add to a Contract on the Contract’s Issue Date, or on any Contract Anniversary, subject to availability. This GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, AutoGuard cannot be canceled except by a spousal Beneficiary, who, upon the Owner’s death, may elect to continue the Contract without the GMWB.

This GMWB is available to Designated Lives 80 years old and younger on the date on which this endorsement is selected. If the age at election of the Owner (if Joint Owners, the oldest Joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB Charges will be refunded. If this GMWB is elected, we allow ownership changes, however the Designated Life cannot be changed. Any provisions referring to the age of a Designated Life apply even if the Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. Availability of this GMWB may be subject to further limitation.

If you select AutoGuard when you purchase your Contract, your Premium payment net of any applicable taxes, will be used as the basis for determining the GWB. If you select AutoGuard after the Issue Date, subject to availability, we will use your Contract Value to determine the GWB. The GWB can never be more than $10 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below), that can be taken without impacting the guarantees of your GMWB. Upon selection, the GAWA is equal to a percentage (the “GAWA percentage”) of the GWB. The current GAWA percentage is disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages. The GAWA will generally not be reduced if partial withdrawals taken within any one Contract Year do not exceed the GAWA. However, withdrawals are not cumulative. If you do not take the full GAWA in one Contract Year, you may not take more than the GAWA the next Contract Year. If you withdraw more than the GAWA, the GWB may be reduced by more than the amount of the withdrawal and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted. If the GWB falls below the GAWA at the time of an Excess Withdrawal (see below) or at the end of a Contract Year, the GAWA will be recalculated to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.

Asset allocation fees, Market Value Adjustments and other charges and adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to AutoGuard, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent Premium payment is made, we recalculate the GWB and the GAWA. Each time you make a Premium payment, the GWB is increased by the amount of the Premium payment, net of any applicable Premium taxes. The GAWA will be increased by either (a) the GAWA percentage of the sum of i) the subsequent Premium payment less any applicable taxes, or (b) the GAWA percentage of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. See Example 3b in Appendix D under section “I. AutoGuard” to see how the GWB is recalculated when the $10 million maximum is reached.

If the total of all of your partial withdrawals made in the current Contract Year is greater than the GAWA or, for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (Code), we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA or RMD, as applicable, in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, as well. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix D under section “I. AutoGuard” illustrate the impact of such withdrawals. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your

Contract is a tax-qualified Contract, please see “RMD Notes” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•the GWB prior to the partial withdrawal less the partial withdrawal; or

•zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GAWA is unchanged at the time of the withdrawal. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.
If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA at the time of the partial withdrawal, or the RMD, as applicable, the GWB is equal to the greater of:

•the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, the GAWA is equal to the lesser of:

•the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•the total amount of the current partial withdrawal, or

•the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix D under section “I. AutoGuard”). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any asset allocation fees, Market Value Adjustments and other charges and adjustments.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, partial 1035 exchanges, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Step-up. If no withdrawals have been taken from the Contract following the date this GMWB is issued, on each Contract Quarterly Anniversary, if the Contract Value on that date is greater than the GWB, the GWB will be reset to the Contract Value on the Contract

Quarterly Anniversary (a “step-up”). After the first withdrawal has been taken from the Contract, step-ups will no longer be determined on Contract Quarterly Anniversaries. Instead, step-ups will be determined on each Contract Anniversary. If the Contract Value is greater than the GWB on the Contract Anniversary, the GWB will be reset to the Contract Value on the Contract Anniversary. If the first withdrawal from the Contract is taken on a Contract Quarterly Anniversary that is not a Contract Anniversary, there will be no step-up on that Contract Quarterly Anniversary and the next step-up determination will occur on the next Contract Anniversary.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the automatic step-up provision, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “AutoGuard Charge”.

Spousal Continuation. If you die before annuitizing a Contract with AutoGuard, the Contract’s death benefit is still payable when the Contract Value is greater than zero. Alternatively, upon your death, your spousal Beneficiary may choose to continue the Contract, retaining all rights previously held by the Owner. The spouse continuing the contract may elect to terminate AutoGuard on the continuation date and thereafter no GMWB charge will be assessed. If the spouse does not make such an election on the continuation date, AutoGuard will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue as permitted (as described above), and Contract Anniversaries and Contract Quarterly Anniversaries will continue to be based on the Contract’s Issue Date. Upon spousal continuation of a Contract without AutoGuard, the spouse may request to add the AutoGuard endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or take a total withdrawal of the Contract Value. In taking a total withdrawal of the Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB. This GMWB also terminates: with the Contract upon your death (unless your spousal Beneficiary continues the Contract) or the death of a joint Owner; on the Latest Income Date; upon the first date both the GWB and Contract Value equal zero; or upon conversion, if available – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero. Subject to Company’s approval, you may elect to receive payments more frequently than annually.

All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as Owner, or the death of a joint Owner, all payments cease. No other death benefit or Earnings Protection Benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. In addition, no adjustments will be made to the GAWA after election of this option, nor will a commuted value be available. This income option is only available on your Latest Income Date (see “Income Payments (the Income Phase)”) on page 145.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the GMWB With Annual Step-Up.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“Flex GMWB” and “Flex with Joint Option GMWB”).

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for life, regardless of the performance of the underlying investment options. The amount of withdrawals that you can make will depend on which benefit option you elect under these GMWBs. Prior to August 28, 2023, these GMWBs were called “LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”. Please see “Appendix J (Historical Benefit Descriptions for Flex GMWB and Flex with Joint Option GMWB)” for benefit descriptions applicable to elections of these benefits prior to August 28, 2023.

Flex with Joint Option GMWB provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”). In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified Flex with Joint Option GMWB Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, the selection of a benefit option that provides a set combination of the following features.

•a range of bonus percentage amounts (Current bonus percentage amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).”),
•varying income stream options, which provide for different levels of Guaranteed Annual Withdrawal Amount Percentages (Current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GAWA percentages, please see “Appendix G (Historical GAWA and Deferral Credit Percentages).”;
•annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and
•an optional death benefit.

The different benefit options are intended to address different investor needs. The combination of features included in the Value benefit option are intended to be the most cost conscious of the benefit options, and generally will include the lowest bonus option and income stream option, coupled with the most conservative step-up option for the lowest cost of the available benefit options. The combination of features in the Core benefit option are intended to provide a higher income stream guarantee when compared to the Value benefit option, offered at a slightly higher cost. The combination of features in the Plus benefit option generally provide the highest bonus option and income stream option, and the most beneficial step-up option for the highest cost when compared to the other benefit options available. For investors who wish to add legacy protection, the add-on Flex Guaranteed Minimum Death Benefit is available for an additional cost in connection with elections of the single-life versions of the Value and Core benefit options.

We disclose the benefit options currently available for election, as well as the current underlying combinations of features for each benefit option in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html.

Each benefit option is associated with a different GMWB charge. Current charge amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical charges, please see “Appendix F (Historical Add-On Benefit Charges)”.

At the time you purchased your Contract, different option combinations may have been available. See your Contract and Endorsements for the options applicable to your Contract. Additionally, at the time you purchased your Contract, different Bonus option requirements may have been in place for election of the Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs. Thus, the Flex GMWB and Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her financial professional, to select a benefit option, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, Flex GMWB and Flex with Joint Option GMWB, including all of the available benefit options and their associated GAWA percentages, as discussed below. In addition, as disclosed in the Fees and Expenses Tables, the charges of each GMWB will vary depending on the benefit option selected. Upon selection of the benefit option and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the combination of options associated with the selected bonus option.

Each benefit option is offered to Owners between the ages of 35 and 80, unless you opt to elect the Flex DB, which has its own issue age requirements. For information about the Flex DB, please see “Flex DB” under “Add-On Death Benefits”, beginning on page 154. As explained below with regard to both the Flex GMWB and Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits. The cumulative costs of these GMWBs also are greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59½) and the GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your financial professional or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

Election of these GMWBs disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

Flex GMWB.
The following description of this GMWB is supplemented by the examples in Appendix D under section “III. Flex GMWB,” particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 11 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

•If the For Life Guarantee is in effect, the guarantee lasts for the lifetime of the Designated Life or, if there are joint Owners, the lifetime of the joint Owner who dies first (the “For Life Guarantee”). For purposes of this GMWB, the Designated Life is the original Owner (or oldest joint Owner) if the Owner is a natural person. If the Owner is a non-natural Owner, the Designated Life is the original Annuitant (or oldest joint Annuitant).

For the Owner that is a legal entity, the guarantee lasts for the lifetime of the Designated Life (or if there are joint Annuitants, the lifetime of the joint Annuitant who dies first).
The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the benefit option you ultimately choose suits your needs and is consistent with your expectations.

This GMWB is available to Designated Lives 35 to 80 years old, or 35 to 75 (72 for endorsements issued before February 11, 2019) years old if you elect to add the Flex DB, (proof of age is required). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary (subject to availability). Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the Flex DB is not available after issue and can only be added on the Issue Date. Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB. However, the Designated Life may not be changed. Any provisions referring to the age of a Designated Life apply even if that Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated, and may be subject to withdrawal charges. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

PLEASE NOTE: Upon the death of the Designated Life, or in the case of joint Owners, the death of the first joint Owner, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and spousal continuation is not available.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and the Income Stream Level associated with your selected benefit option, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are different Income Stream Levels available, depending on which benefit option you elect, each of which provide different sets of GAWA percentages. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of benefit options. Therefore, not all GAWA percentages may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the benefit options and their associated GAWA percentages.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “III. Flex GMWB” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. Flex GMWB”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). Current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).”

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the applicable GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. Flex GMWB”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. Flex GMWB”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “III. Flex GMWB” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “III. Flex GMWB” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods. These calculation methods vary depending upon the benefit option you elect, and cannot be changed after the effective date of your GMWB. Under one method, the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”). Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below (“Highest Quarterly Contract Value”).

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019)).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex GMWB Charge.”

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the death of any joint Owner) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “Flex DB” under “Add-On Death Benefits”, beginning on page 154, for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of certain Flex GMWB benefit options. At the time you purchased your Contract, different requirements may have been in place for election of the Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Designated Life (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit and the Flex DB.

Spousal Continuation. In the event of the Owner’s death (or any joint Owner’s death), the Beneficiary who is the Owner’s spouse may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦Upon the Owner’s death, the For Life Guarantee is void.

◦The GWB is only payable while there is value to it (until depleted).

◦The GWB adjustment provision is void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the continuation date (as if that person survived to that date). The GAWA percentage will not change on future step-ups.
◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s death (or any joint Owner’s death), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage options are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the benefit option that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “III. Flex GMWB”, particularly example 10. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, determined by the Bonus included in your benefit option election. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.

●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base, determined by the Bonus included in your benefit option election.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB is added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 6 and 7 in Appendix D under section “III. Flex GMWB” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix D under section “III. Flex GMWB”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners can be subsequently changed, but the Covered Lives cannot be changed. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last. The Owners can be subsequently changed but no changes of Annuitant are allowed.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the primary spousal Beneficiary cannot be changed while both the Owner and primary spousal Beneficiary are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon spousal continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial Owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect.

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. For purposes of this GMWB, the Designated Life is the youngest Covered Life. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the death of the Owner or any joint Owner, (2) the death of the Annuitant on Qualified Custodial Account Contracts, or (3) the date the Guaranteed Withdrawal Balance (GWB) is depleted, without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Upon the death of the Owner or joint Owner, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the Owner or joint Owner may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the benefit option you ultimately choose suits your needs and is consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability; and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of spousal continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.

This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated, and may be subject to withdrawal charges. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB may not be withdrawn as a lump sum, and is not payable as a death benefit. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and the Income Stream Level associated with your selected benefit option, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are two different Income Stream Levels available, depending upon the benefit option you elect, each of which provide different sets of GAWA percentages. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of the benefit options. Therefore, not all GAWA percentages may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the benefit options and their associated GAWA percentages.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages. If we change the GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “III. Flex GMWB” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because

RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. Flex GMWB”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). Current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).”

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the applicable GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. Flex GMWB”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. Flex GMWB”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “III. Flex GMWB” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “III. Flex GMWB” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods. These calculation methods vary depending upon the benefit option you elect, and cannot be changed after the effective date of your GMWB. Under one method, the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”). Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below (“Highest Quarterly Contract Value”). (See Examples 6 and 7 in Appendix D under section “III. Flex GMWB”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation if the spouse electing spousal continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex With Joint Option GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information beginning on page 65 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)
◦If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

    If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the Designated Life’s attained age, as applicable.

    If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

    New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the Designated Life’s attained age.

◦If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the Continuation Date (as if that person survived to that date).

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:
•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.
Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage options are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the bonus option that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “III. Flex GMWB”, particularly example 8. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, determined by the bonus included in your benefit option election. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

	○	All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
	○	A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.

●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base, determined by the bonus included in your benefit option election.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 6 and 7 in Appendix D under section “III. Flex GMWB” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for life, regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate). Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Net GMWB”.

This GMWB permits, prior to being added to the Contract, the selection of a benefit option that provides a set combination of the following features.

•a range of bonus percentage amounts (Current bonus percentage amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).”);

•varying income stream options, which provide for different levels of Guaranteed Annual Withdrawal Amount Percentages (Current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GAWA percentages, please see “Appendix G (Historical GAWA and Deferral Credit Percentages).”; and

•annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value).

The different benefit options are intended to address different investor needs. The combination of features included in the Value benefit option are intended to be the most cost conscious of the benefit options, and generally will include the lowest bonus option and income stream option, coupled with the most conservative step-up option for the lowest cost of the available benefit options. The combination of features in the Core benefit option are intended to provide a higher income stream guarantee when compared to the Value benefit option, offered at a slightly higher cost.

We disclose current availability of benefit options and current underlying combinations of options for each benefit option in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html.

Each benefit option is associated with a different GMWB charge. Current charge amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical charges, please see “Appendix F (Historical Add-On Benefit Charges)”.

At the time you purchased your Contract, different option combinations may have been available. See your Contract and Endorsements for the options applicable to your Contract.

The following descriptions of this GMWB’s features are supplemented by the examples in Appendix D under section “II. Flex Net”. The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below. Please consult the financial professional who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•If the For Life Guarantee is in effect, the guarantee lasts for the lifetime of the Designated Life, or if there are joint Owners, the lifetime of the joint Owner who dies first (the “For Life Guarantee”). For purposes of this GMWB, the Designated Life is the original Owner (or oldest joint Owner) if the Owner is a natural person. If the Owner is a non-natural person, the Designated Life is the original Annuitant (or oldest joint Annuitant).

For the Owner that is a legal entity, the guarantee lasts for the lifetime of the Designated Life (or if there are joint Annuitants, the lifetime of the joint Annuitant who dies first).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Designated Lives 35 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. For contracts issued to joint Owners, both Owners must be between 35 to 80 years old. If this GMWB is elected, we allow ownership changes, however the Designated Life cannot be changed. Any provisions referring to the age of a Designated Life apply even if the Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. Availability of this GMWB may be subject to further limitation.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and the Income Stream Level associated with your selected benefit option, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are two different Income Stream Levels available, depending upon the benefit option you elect, each of which provide different sets of GAWA percentages. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of the benefit options. Therefore, not all GAWA percentages may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the benefit options and their associated GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 12 in Appendix D under section “II. Flex Net GMWB” demonstrates how withdrawals affect this GMWB’s guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings- Sensitive Adjustments during that Contract Year, if any –
The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 12c in Appendix D under section “II. Flex Net GMWB”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●    The total amount of the current withdrawal, or

●    The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

•Zero; or

•The amount equal to:

◦the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

◦the greater of the GAWA or the RMD; less

◦all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

•Zero; or

•The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes; if elected at issue, or Contract Value if elected after the issue date of the Contract, subject to availability.

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

•Zero; or

•GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

◦the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

◦zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•40% of the GMWB Earnings at the time of the withdrawal; or

•2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•40% of the GMWB Earnings at the time of withdrawal;

•2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

•The greater of:

◦zero; or

◦the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000

Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the GAWA plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the GAWA ($5,000) plus the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 12 in Appendix D under section “II. Flex Net GMWB”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of the Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). The current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).”

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “II. Flex Net GMWB”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “II. Flex Net GMWB”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Earnings Determination Baseline. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “II. Flex Net GMWB” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “II. Flex Net GMWB” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods. These calculation methods vary depending upon the benefit option you elect, and cannot be changed after the effective date of your GMWB. Under one method, the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”). Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described below (“Highest Quarterly Contract Value”). (See Examples 6 and 7 in Appendix D under section “II. Flex Net GMWB”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value (subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019)).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex Net GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the death of any joint Owner) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Designated Life (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s death (or any joint Owner’s death), the Beneficiary who is the Owner’s spouse may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)
◦Upon the Owner’s death, the For Life Guarantee is void.
◦The GWB is only payable while there is value to it (until depleted).

◦The GWB adjustment provision is void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s death (or any joint Owner’s death), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
•The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current bonus percentage is disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the benefit option that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “II. Flex Net GMWB”, particularly example 10. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 8 and 9 in Appendix D under section “II. Flex Net GMWB” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net With Joint Option GMWB”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for a number of features, within a GMWB, that may offer a higher level of guarantee and who are seeking greater access to earnings to provide more income when the Contract performs well, without negatively impacting the guarantees.  By allowing the Owner and the Owner’s spouse to add earnings to the amount of otherwise permissible withdrawals, referred to below as the Earnings-Sensitive Adjustment, he or she has the potential to take greater withdrawals and to receive the same after-tax withdrawal amount every Contract Year (assuming a 40% tax rate). Prior to August 28, 2023, this GMWB was called “LifeGuard Freedom Net With Joint Option GMWB”.

This GMWB permits, prior to being added to the Contract, the selection of a benefit option that provides a set combination of the following features.

•a range of bonus percentage amounts (Current bonus percentage amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).”);

•varying income stream options, which provide for different levels of Guaranteed Annual Withdrawal Amount Percentages (Current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GAWA percentages, please see “Appendix G (Historical GAWA and Deferral Credit Percentages).”; and

•annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value).

The different benefit options are intended to address different investor needs. The combination of features included in the Value benefit option are intended to be the most cost conscious of the benefit options, and generally will include the lowest bonus option and income stream option, coupled with the most conservative step-up option for the lowest cost of the available benefit options. The combination of features in the Core benefit option are intended to provide a higher income stream guarantee when compared to the Value benefit option, offered at a slightly higher cost.

We disclose current availability of benefit options and current underlying combinations of options for each benefit option in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html.

Each benefit option is associated with a different GMWB charge. Current charge amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical charges, please see “Appendix F (Historical Add-On Benefit Charges)”.

At the time you purchased your Contract, different option combinations may have been available. See your Contract and Endorsements for the options applicable to your Contract.

The following descriptions of this GMWB’s features are supplemented by the examples in Appendix D under section “II. Flex Net GMWB”. The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below. Please consult the financial professional who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners can be subsequently changed, however Covered Lives cannot be changed. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. The Owners can be subsequently changed but no changes of Annuitant are allowed.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of a divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the primary spousal Beneficiary cannot be changed while both the Owner and primary spousal Beneficiary are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon spousal continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. For purposes of this GMWB, the Designated Life is the youngest Covered Life. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of the death of the last surviving Covered Life or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the last surviving Covered Life’s death, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the last surviving Covered Life may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) or, for certain tax-qualified Contracts, the required minimum distribution (RMD), plus the Earnings-Sensitive Adjustments during a Contract Year, if any. Please see “Withdrawals” below for more information about the GAWA and Earnings-Sensitive Adjustments. The withdrawals that exceed the limit are referred to as “Excess Withdrawals”, as further described below, while those that do not exceed the limit are referred to as “permissible withdrawals” or “permissible amounts.”

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability; and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of spousal continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

Availability of this GMWB may be subject to further limitation.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.
PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the withdrawal. The GAWA percentage varies according to age group and the Income Stream Level associated with your selected benefit option, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are two different Income Stream Levels available, depending upon the benefit option you elect, each of which provide different sets of GAWA percentages. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of the benefit options. Therefore, not all GAWA percentages may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the benefit options and their associated GAWA percentages.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (Example 12 in Appendix D under section “II. Flex Net GMWB” demonstrates how withdrawals affect this GMWB’s guaranteed values). In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

(RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA plus the Earnings-Sensitive Adjustments during that Contract Year, if any, to meet the Contract’s RMD (when the RMD is higher than the GAWA) without compromising the endorsement’s guarantees. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –

The GWB is recalculated, equaling the greater of:
●	The GWB before the withdrawal less the withdrawal; Or
●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, plus the Earnings-

Sensitive Adjustments, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 12c in Appendix D under section “II. Flex Net GMWB”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments, if any in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current withdrawal, or

•The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, plus the Earnings-Sensitive Adjustments during that Contract Year, if any.

How the Earnings-Sensitive Adjustment works: As previously stated, the Earnings-Sensitive Adjustment is an amount that the Owner may be allowed to withdraw each Contract Year in addition to the GAWA while keeping the guarantees of this GMWB fully effective. An Earnings-Sensitive Adjustment calculation is done for each withdrawal taken and the amount, if any, depends on the withdrawal amount and the GMWB Earnings at the time of the withdrawal. A withdrawal under the Contract that includes an Earnings-Sensitive Adjustment will reduce Contract Value and other values in the same manner as any other withdrawal.

When determining the amount of permissible withdrawals, the formula for this GMWB takes into account two additional factors in computing the Earnings-Sensitive Adjustment (the additional permissible amount attributable to earnings) after all the other standard values such as the GAWA and GWB used in all GMWB endorsements are determined. The Guaranteed Withdrawal Balance Adjustment is also determined in the same manner without any special computational factors. Thus, this GMWB is similar to all other GMWBs except with regard to calculating the amount of permissible withdrawals.

The first concept used is the Maximum Eligible Withdrawal Amount Remaining (MEWAR), which is the maximum withdrawal amount (before the application of any Earnings-Sensitive Adjustment) that is eligible for the Earnings-Sensitive Adjustment at a given time. At any time, the MEWAR is the greater of:

•Zero; or

•The amount equal to:

◦the amount of previous Earnings-Sensitive Adjustments in the current Contract Year; plus,

◦the greater of the GAWA or the RMD; less

◦all withdrawals previously made in the current Contract Year, including Earnings-Sensitive Adjustments.

The second concept relates to determining what the eligible earnings (GMWB Earnings) were. This involves a calculation that provides that at any time, GMWB Earnings are the greater of:

•Zero; or

•The Contract Value minus the GMWB Earnings Determination Baseline.

The GMWB Earnings Determination Baseline is determined as follows: The GMWB Earnings Determination Baseline is equal to the Premium, net of any applicable Premium taxes; if elected at issue, or Contract Value if elected after the issue date of the Contract, subject to availability.

With each subsequent Premium received after the Contract Issue Date, the GMWB Earnings Determination Baseline is recalculated to equal the GMWB Earnings Determination Baseline prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes.

With each withdrawal, the GMWB Earnings Determination Baseline is recalculated to equal the greater of:

•Zero; or

•GMWB Earnings Determination Baseline prior to the withdrawal less the greater of:

◦the withdrawal amount less the GMWB Earnings at the time of the withdrawal; or

◦zero.

In determining the GMWB Earnings and the GMWB Earnings Determination Baseline, the formulas utilize the greater of zero, which serves to limit negative earnings results from affecting the calculations.

Withdrawals exceeding the permissible amount do not invalidate the For Life Guarantee if the Contract Value remains greater than zero, but cause the GWB and GAWA to be recalculated.

Earnings-Sensitive Adjustment as applied:

If the For Life Guarantee is in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•40% of the GMWB Earnings at the time of the withdrawal; or

•2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment.

If the For Life Guarantee is not in effect at the time of the withdrawal, the Earnings-Sensitive Adjustment is equal to the lesser of:

•40% of the GMWB Earnings at the time of withdrawal;

•2/3 of the lesser of the MEWAR and the withdrawal amount prior to any Earnings-Sensitive Adjustment; or

•The greater of:

◦zero; or

◦the GWB less the MEWAR.

Example: For an example of a contract that makes basic simple assumptions to show how this Earnings-Sensitive Adjustment provision and its various components (i.e., GMWB Earnings, MEWAR, GMWB Earnings Determination Baseline, etc.) work, assume that you request the maximum permissible withdrawal, including an Earnings Sensitive Adjustment, if any. At the time of your withdrawal request, also assume that:

• You and your spouse are age 65	• You have a non-qualified Contract (so there is no applicable RMD)
• Your initial Premium payment was $100,000	• You have not made any additional Premium payments or any
• The For Life Guarantee is in effect	withdrawals in the prior Contract Years or the current Contract Year
• Your GWB is $100,000	• Your GAWA percentage is 5%
• Your GAWA is $5,000	• Your Contract Value is $108,000
Your GMWB Earnings Determination Baseline prior to the withdrawal is equal to your initial sole Premium payment of $100,000. Since you have not taken other withdrawals and, therefore, there have been no previous Earnings-Sensitive Adjustments during the current Contract Year, the MEWAR is $5,000 (which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year ($0) plus the GAWA ($5,000) less all partial withdrawals thus far in the current Contract year ($0)) ($0 + $5,000 - $0 = $5,000). As there have been no previous withdrawals taken in the current Contract Year, the MEWAR in this example equals the GAWA.

Your GMWB Earnings in this example are equal to $8,000, which is the greater of: zero, or your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000). The Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two amounts: $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200); and $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333). The total withdrawal amount requested in this example, therefore, is $8,200, which is the MEWAR plus the Earnings-Sensitive Adjustment ($5,000 + $3,200 = $8,200).

Going forward adjustments are made to your various GMWB values and demonstrated by using the same assumptions as this example. Your Contract Value after the withdrawal is equal to $99,800, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $8,200 = $99,800). Your GMWB Earnings Determination Baseline after the withdrawal is also equal to $99,800, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the greater of: the withdrawal amount in excess of the GMWB Earnings ($8,200 - $8,000 = $200), or zero. Your MEWAR after the withdrawal is equal to $0, which is the greater of: zero, or the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $8,200 = 0). Your GWB after the withdrawal is equal to $91,800, which is the GWB before the withdrawal less the total withdrawal ($100,000 - $8,200 = $91,800).

Since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal. In addition, since the total withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

For more examples showing how the Earnings-Sensitive Adjustment provision works, including an example involving an Excess Withdrawal, please see Example 12 in Appendix D under section “II. Flex Net GMWB”.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). The current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).”

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “II. Flex Net GMWB”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “II. Flex Net GMWB”.)

If no withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Earnings Determination Baseline. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “II. Flex Net GMWB” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “II. Flex Net GMWB” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods. These calculation methods vary depending upon the benefit option you elect, and cannot be changed after the effective date of your GMWB. Under one method, the

GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”). Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below (“Highest Quarterly Contract Value”). (See Examples 6 and 7 in Appendix D under section “II. Flex Net GMWB”.)

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value (subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019)).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation if the spouse electing spousal continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex Net With Joint Option GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information beginning on page 89 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this Joint For Life GMWB With Bonus, Annual Step-Up and Earnings-Sensitive Withdrawal Amount benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦ If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the Designated Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the Designated Life’s attained age.

◦If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the continuation date. The GAWA percentage will not change on future step-ups.

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
•The date all obligations under this GMWB are satisfied after the Contract has been terminated.
Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current bonus percentage is disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the benefit option that you elect. The bonus enables the GWB and GAWA to increase in a given

Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “II. Flex Net GMWB”, particularly example 8. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the Earnings-Sensitive Adjustments during that Contract Year plus the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2037, and would be scheduled to expire on December 1, 2048. (Please also see Examples 8 and 9 in Appendix D under section “II. Flex Net GMWB” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“Flex Strategic Income GMWB”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for life, regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for opportunities for growth to increase the annual withdrawal amount and who anticipate the need to take higher value annual withdrawals immediately, without negatively impacting the guarantees.

The following description of this GMWB is supplemented by the examples in Appendix D under section “VI. Flex Strategic Income GMWB,” particularly example 8 for the redetermination of benefit values when a bonus is applied, examples 6 and 7 for the step-ups and example 11 for the recalculation of the GAWA after the expiration of the Accelerated Withdrawal Period and the Contract Value reducing to zero.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

•If the For Life Guarantee is in effect,the guarantee lasts for the lifetime of the Designated Life or if there are joint Owners, the lifetime of the joint Owner who dies first (the “For Life Guarantee”). For purposes of this GMWB, the Designated Life is the original Owner (or oldest joint Owner) if the Owner is a natural person. If the Owner is a non-natural Owner, the Designated Life is the original Annuitant (or oldest joint Annuitant).
For the Owner that is a legal entity, the guarantee lasts for the lifetime of the Designated Life (or if there are joint Annuitants, the lifetime of the joint Annuitant who dies first).
The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination”

subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Designated Life (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB suits your needs and is consistent with your expectations.

This GMWB is available to Designated Lives 35 to 80 years old, (proof of age is required). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary (subject to availability). Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.

This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB. However, the Designated Life may not be changed. Any provisions referring to the age of a Designated Life apply even if that Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see Guaranteed Withdrawal Balance (“GWB”) and “Withdrawals” below for more information about the GWB and GAWA.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB may not be withdrawn as a lump sum, and is not payable as a death benefit. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of determination and equals the Accelerated GAWA percentage multiplied by the GWB (prior to the partial withdrawal).

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of determination and equals the Accelerated GAWA percentage multiplied by the GWB (prior to the partial withdrawal).

With each Premium payment received after the effective date of this add-on benefit, the GWB will be recalculated to equal the GWB prior to the Premium payment plus the amount of the Premium payment, net of any applicable taxes. Please note, however, that the GWB can never be more than $10 million (including upon step-up or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the death of the Designated Life, or in the case of joint Owners, the death of the first joint Owner, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and spousal continuation is not available.

Withdrawals. There are two GAWA percentages (GAWA%) applicable to this GMWB: the Accelerated GAWA% and the Standard GAWA%. At the time the GAWA is first determined, the GAWA is equal to the Accelerated GAWA% multiplied by the GWB. When both (1) the Contract Value has reduced to zero, and (2) the Accelerated Withdrawal Period has expired, the GAWA is recalculated as the Standard GAWA% multiplied by the Standard Benefit Base. Both the Accelerated GAWA% and the Standard GAWA% are determined at the earlier of:

•the time of the first withdrawal after the effective date of this add-on benefit;
•the date you elect to opt out of a GMWB charge increase;
•the date the Contract Value reduces to zero prior to the start of the initial Accelerated Withdrawal Period;
•the date that the GMWB is continued by a spousal Beneficiary; or
•upon election of the Life Income of the GAWA Income Option.

The GAWA is the maximum amount you can withdrawal each Contract Year, subject to the RMD exception noted below in this section. The GAWA is calculated in two different ways, depending upon whether or not your Contract Value is greater than zero and you are in the Accelerated Withdrawal Period. Both the Accelerated GAWA% and the Standard GAWA% vary according to age group. We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

If the For Life Guarantee becomes effective after the Accelerated GAWA% and Standard GAWA% are determined, the GAWA will be redetermined based on the Accelerated GAWA% multiplied by the GWB as of the date the For Life Guarantee becomes effective. At the end of each Contract Year after the GAWA has been determined, if the For Life Guarantee is not in effect and the GWB is less than the GAWA, the GAWA is set equal to the GWB. The Accelerated Withdrawal Period will not re-start due to a recalculation of the GAWA due to the For Life Guarantee becoming effective.

The Accelerated Withdrawal Period. The Accelerated Withdrawal Period is the period during which you are guaranteed to be able to take higher value annual withdrawals based upon the Accelerated GAWA%, even if the Contract Value has reduced to zero. The Accelerated Withdrawal Period begins on the date that the GAWA% is first determined and is guaranteed to run until the tenth (10th) Contract Anniversary following the determination of the GAWA%. The Accelerated Withdrawal Period continues to run whether or not you take withdrawals during Contract Years during the period.

It is possible that in the future we may change the duration of time that the Accelerated Withdrawal Period is guaranteed to run for new elections of this GMWB. If we were to do so, we would provide notice by filing and posting a supplement to this prospectus online at www.jackson.com/product-literature-5.html with the new minimum guaranteed duration of the Accelerated Withdrawal Period, and we would provide you with this updated information at the time you elect this GMWB. The minimum guaranteed duration of your Accelerated Withdrawal Period will always be displayed in your GMWB endorsement.

In addition, the Accelerated Withdrawal Period can re-start if a GWB step-up increases the GAWA. In the event the period re-starts, it will begin on the date of the re-start and run until the tenth (10th) Contract Anniversary following the date of the re-start. Re-starts of the Accelerated Withdrawal Period can occur during an existing Accelerated Withdrawal Period, or after the expiration of the Accelerated Withdrawal Period.

At any time during which your Contract Value has reduced to zero and you are no longer in the Accelerated Withdrawal Period, your GAWA will be based on the Standard GAWA%. At the start of this time period, the GAWA is equal to the Standard GAWA% multiplied by the Standard Benefit Base. The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. The Standard Benefit Base is established for the sole purpose of determining the Standard GAWA and is not used in calculating your Contract Value or other guaranteed benefits. The Standard Benefit Base may not be withdrawn as a lump sum, and is not payable as a death benefit.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix D under section “VI. Flex Strategic Income GMWB,” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 130, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal, less the withdrawal; or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “VI. Flex Strategic Income GMWB,”). In recalculating the GWB, the GWB could be reduced by more than the dollar amount of the withdrawal. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 161.

If the age of any Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentages applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, and will equal the GAWA prior to the Premium payment plus the lesser of:
	●	The Accelerated GAWA% multiplied by the Premium payment, net of any applicable taxes; or
	●	The Accelerated GAWA% multiplied by the increase in the GWB.

Please note: the Accelerated Withdrawal Period does not re-start upon recalculation of the GAWA due to subsequent Premium payments.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million. See Example 3b in Appendix D under section “VI. Flex Strategic Income GMWB,” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). At the time of a step-up:

•The GWB equals the Contract Value on the Contract Anniversary, subject to a maximum of $10 million.
•The Bonus base equals the greater of:
◦The new GWB; or
◦the Bonus base prior to the step-up.

If the step-up occurs after the Accelerated GAWA% has been determined, the GAWA is recalculated and is equal to the greater of:

•The Accelerated GAWA% multiplied by the new GWB; or
•the GAWA prior to the step-up.

If the step-up occurs after the Accelerated GAWA% is determined and the GAWA increases due to that step-up, the Accelerated Withdrawal Period will re-start. The Accelerated Withdrawal Period can re-start due to a step-up increasing the GAWA even after any prior Accelerated Withdrawal Period(s) have expired.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by opting out of the GWB bonus and automatic step-up provisions, and forfeiting any other future increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex Strategic Income GMWB Charge.”

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as your Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the death of any joint Owner) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, if the Contract Value is reduced to zero as the result of a partial withdrawal which does not cause the total withdrawals in the current Contract Year to exceed the greater of the GAWA or the RMD, or by the deduction of charges, the Owner will receive annual payments of the GAWA until the death of the Designated Life (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment.

If the GAWA percentages (GAWA%) have not yet been determined, they will be set at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA% multiplied by the GWB.

If the For Life Guarantee is in effect, and

•the Accelerated Withdrawal Period has not expired:

•payments will be made at the GAWA calculated using the Accelerated GAWA% for the remainder of the Accelerated Withdrawal Period, and
•upon the expiration of the Accelerated Withdrawal Period, the GAWA will be recalculated as the Standard GAWA% multiplied by the Standard Benefit Base. The annual payments of the GAWA will be made until the death of the Designated Life or any Joint owner.

•the Accelerated Withdrawal Period has expired:

•any remaining GAWA for that Contract Year will be paid at the Accelerated GAWA%, and
•at the next Contract Anniversary, the GAWA will be recalculated using the Standard GAWA%. Upon recalculation, the GAWA will be equal to the Standard GAWA% multiplied by the Standard Benefit Base.

If the For Life Guarantee is not in effect, and:

•the Accelerated Withdrawal Period has not expired, you will receive annual payments of the GAWA calculated using the Accelerated GAWA% for the remainder of the Accelerated Withdrawal Period, and then the GAWA will be recalculated using the Standard GAWA% multiplied by the Standard Benefit Base. The recalculated GAWA will be paid until the earlier of the depletion of the GWB, or the death of the Designated Life (or any joint Owner);
•the Accelerated Withdrawal Period has expired and the GWB has not been depleted, any remaining GAWA for that Contract Year will be paid at the Accelerated GAWA%, and then the GAWA will be recalculated using the Standard GAWA%. Upon recalculation, the GAWA will be equal to the Standard GAWA% multiplied by the Standard Benefit Base. The recalculated GAWA will be paid until the earlier of the depletion of the GWB, the death of the Designated Life, or the death of any joint Owner.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually, however the total of the payments made during any Contract Year may not exceed the GAWA. Once your Contract Value reaches zero, all rights under your Contract cease. No subsequent Premium payments will be accepted, the Bonus Period will terminate and no further Bonuses will be applied, all other add-on benefits terminate without value, Spousal Continuation is unavailable, and no death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or any joint Owner’s death), the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦Upon the Owner’s death, the For Life Guarantee is void.

◦The GWB is only payable while there is value to it (until depleted).

◦The Accelerated Withdrawal Period will continue to operate in accordance with the Accelerated Withdrawal Period rules above.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Bonuses will continue as permitted in accordance with the bonus rules below, and the Bonus Period will continue to be based on the original effective date of this add-on benefit or the most recent Bonus Base step-up, if applicable.
▪The latest date upon which the Bonus Period can re-start will continue to be based upon the Designated Life’s attained age.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the GAWA percentages (GAWA%) have not yet been determined, they will be determined on the Continuation Date at the Accelerated GAWA% and Standard GAWA% corresponding with the Designated Life’s attained age on the Continuation Date (as if that person survived to that date), and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. No other adjustments will be made to the GWB or the GAWA percentages at the time of continuation.
◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 160.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date that a partial withdrawal (or combined total of partial withdrawals) exceeds the GAWA or RMD, if applicable, and reduces the Contract Value to zero;

•The date of the Owner’s death (or any joint Owner’s death), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA. If the GAWA percentages (GAWA%) have not yet been determined, the Accelerated GAWA% and Standard GAWA% will be determined on the Latest Income Date at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time of the initial election of this GMWB Income Option, and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. You will be paid this GAWA in the frequency (no less frequently than annually) that you elect. The number of annual payments of this GAWA will be equal to the greater of:

•the number of years remaining until the expiration of the Accelerated Withdrawal Period at the time you begin income payments; or
•the remaining Contract Value at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number.

After this number of payments have been made, the GAWA will be recalculated to equal the Standard GAWA% multiplied by the Standard Benefit Base, and this GAWA will be paid annually thereafter.

No further income payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one income payment to be made under this Income Option if the Owner dies before the due date of the second payment. In the event of your death (or the death of any joint Owner) before the first monthly payment, we will pay the amount allocated to this Income Option to you, or if you are deceased, to your Beneficiary.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments until the GWB is reduced to zero. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. If the GAWA percentages (GAWA%) have not yet been determined, the Accelerated GAWA% and Standard GAWA% will be determined on the Latest Income Date at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time of the initial election of this GMWB Income Option, and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. You will be paid this GAWA in the frequency (no less frequently than annually) that you elect. The number of annual payments of this GAWA will be equal to the minimum of:

•the remaining GWB at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number, or
•the greater of the number of years remaining until the expiration of the Accelerated Withdrawal Period at the time you begin income payments, or the remaining Contract Value at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number.

After this number of payments have been made, if the GWB has not been reduced to zero, the GAWA will be recalculated to equal the Standard GAWA% multiplied by the Standard Benefit Base, and this GAWA will be paid annually thereafter until the GWB has been reduced to zero (subject to a reduced final payment as noted above where required to prevent payments from exceeding the remaining GWB).

If at the time you (or any joint Owner) die, payments have been made for less than the number of years required to reduce the GWB to zero, the remaining payments will be made to your Beneficiary.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 122 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial professionals before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage is disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “VI. Flex Strategic Income GMWB,”, particularly example 8. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•How long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base.
●	If the Bonus is applied after the GAWA percentages (GAWA%) are determined, the GAWA is then recalculated, equaling the greater of the Accelerated GAWA? multiplied by the new GWB, or the GAWA before the bonus.

Applying the bonus to the GWB does not affect the Bonus Base.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this add-on benefit. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the add-on benefit or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a re-start, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB is added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 8 and 9 in Appendix D under section “VI. Flex Strategic Income GMWB,” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“Flex Strategic Income With Joint Option GMWB”).

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse, regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for opportunities for growth to increase the annual withdrawal amount and who anticipate the need to take higher value annual withdrawals immediately, without negatively impacting the guarantees.

The following description of this GMWB is supplemented by the examples in Appendix D under section “VI. Flex Strategic Income GMWB,” particularly example 8 for the redetermination of benefit values when a bonus is applied, examples 6 and 7 for the step-ups and example 11 for the recalculation of the GAWA after the expiration of the Accelerated Withdrawal Period and the Contract Value reducing to zero.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners can be subsequently changed but the Covered Lives cannot be changed. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole Beneficial Owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last. The Owners can be subsequently changed but no changes of Annuitant are allowed.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the primary spousal Beneficiary cannot be changed while both the Owner and primary spousal Beneficiary are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon spousal continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial Owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect.

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. For purposes of this GMWB, the Designated Life is the youngest Covered Life. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the death of the Owner or any joint Owner, (2) the death of the Annuitant on Qualified Custodial Account Contracts, or (3) the date the Guaranteed Withdrawal Balance (GWB) is depleted, without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Upon the death of the Owner or joint Owner, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the Owner or joint Owner may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB suits your needs and is consistent with your expectations.

This GMWB is available to Designated Lives 35 to 80 years old, (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary (subject to availability). Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of spousal continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.

This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see Guaranteed Withdrawal Balance (“GWB”) and “Withdrawals” below for more information about the GWB and GAWA.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB may not be withdrawn as a lump sum, and is not payable as a death benefit. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB during the Accelerated Withdrawal Period (discussed below).

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of determination equals the Accelerated GAWA percentage multiplied by the GWB (prior to the partial withdrawal).

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of determination and equals the Accelerated GAWA percentage multiplied by the GWB (prior to the partial withdrawal).

With each Premium payment received after the effective date of this add-on benefit, the GWB will be recalculated to equal the GWB prior to the Premium payment plus the amount of the Premium payment, net of any applicable taxes. Please note, however, that the GWB can never be more than $10 million (including upon step-up or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal

Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. There are two GAWA percentages (GAWA%) applicable to this GMWB: the Accelerated GAWA% and the Standard GAWA%. At the time the GAWA is first determined, the GAWA is equal to the Accelerated GAWA% multiplied by the GWB. When both (1) the Contract Value has reduced to zero, and (2) the Accelerated Withdrawal Period has expired, the GAWA is recalculated as the Standard GAWA% multiplied by the Standard Benefit Base. Both the Accelerated GAWA% and the Standard GAWA% are determined at the earlier of:

•the time of the first withdrawal after the effective date of this add-on benefit;
•the date you elect to opt out of a GMWB charge increase;
•the date the Contract Value reduces to zero prior to the start of the initial Accelerated Withdrawal Period;
•the date that the GMWB is continued by a spousal Beneficiary; or
•upon election of the Life Income of the GAWA Income Option.

The GAWA is the maximum amount you can withdrawal each Contract Year, subject to the RMD exception noted below in this section. The GAWA is calculated in two different ways, depending upon whether or not your Contract Value is greater than zero and you are in the Accelerated Withdrawal Period. Both the Accelerated GAWA% and the Standard GAWA% vary according to age group. We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages.

The GAWA percentages applicable to your benefit will be reflected in your Contract endorsement.

If the For Life Guarantee becomes effective after the Accelerated GAWA% and Standard GAWA% are determined, the GAWA will be redetermined based on the Accelerated GAWA% multiplied by the GWB as of the date the For Life Guarantee becomes effective. At the end of each Contract Year after the GAWA has been determined, if the For Life Guarantee is not in effect and the GWB is less than the GAWA, the GAWA is set equal to the GWB. The Accelerated Withdrawal Period will not re-start due to a recalculation of the GAWA due to the For Life Guarantee becoming effective.

The Accelerated Withdrawal Period. The Accelerated Withdrawal Period is the period during which you are guaranteed to be able to take higher value annual withdrawals based upon the Accelerated GAWA%, even if the Contract Value has reduced to zero. The Accelerated Withdrawal Period begins on the date that the GAWA% is first determined and is guaranteed to run until the tenth (10th) Contract Anniversary following the determination of the GAWA%. The Accelerated Withdrawal Period continues to run whether or not you take withdrawals during Contract Years during the period.

It is possible that in the future we may change the duration of time that the Accelerated Withdrawal Period is guaranteed to run for new elections of this GMWB. If we were to do so, we would provide notice by filing and posting a supplement to this prospectus online at www.jackson.com/product-literature-5.html with the new minimum guaranteed duration of the Accelerated Withdrawal Period, and we would provide you with this updated information at the time you elect this GMWB. The minimum guaranteed duration of your Accelerated Withdrawal Period will always be displayed in your GMWB endorsement.

In addition, the Accelerated Withdrawal Period can re-start if a GWB step-up increases the GAWA. In the event the period re-starts, it will begin on the date of the re-start and run until the tenth (10th) Contract Anniversary following the date of the re-start. Re-starts of the Accelerated Withdrawal Period can occur during an existing Accelerated Withdrawal Period, or after the expiration of the Accelerated Withdrawal Period.

At any time during which your Contract Value has reduced to zero and you are no longer in the Accelerated Withdrawal Period, your GAWA will be based on the Standard GAWA%. At the start of this time period, the GAWA is equal to the Standard GAWA% multiplied by the Standard Benefit Base. The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. The Standard Benefit Base is established for the sole purpose of determining the Standard GAWA and is not used in calculating your Contract Value or other guaranteed benefits. The Standard Benefit Base may not be withdrawn as a lump sum, and is not payable as a death benefit.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the

GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix D under section “VI. Flex Strategic Income GMWB,” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 130, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal, less the withdrawal; or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 7 in Appendix D under section “VI. Flex Strategic Income GMWB,”). In recalculating the GWB, the GWB could be reduced by more than the dollar amount of the withdrawal. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 161.

If the age of any Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentages applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, and will equal the GAWA prior to the Premium payment plus the lesser of:
	●	The Accelerated GAWA% multiplied by the Premium payment, net of any applicable taxes; or
	●	The Accelerated GAWA% multiplied by the increase in the GWB.

Please note: the Accelerated Withdrawal Period does not re-start upon recalculation of the GAWA due to subsequent Premium payments.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million. See Example 3b in Appendix D under section “VI. Flex Strategic Income GMWB,” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). At the time of a step-up:

•The GWB equals the Contract Value on the Contract Anniversary, subject to a maximum of $10 million.
•The Bonus base equals the greater of:
◦The new GWB; or
◦the Bonus base prior to the step-up.

If the step-up occurs after the Accelerated GAWA% has been determined, the GAWA is recalculated and is equal to the greater of:

•The Accelerated GAWA% multiplied by the new GWB; or
•the GAWA prior to the step-up.

If the step-up occurs after the Accelerated GAWA% is determined and the GAWA increases due to that step-up, the Accelerated Withdrawal Period will re-start. The Accelerated Withdrawal Period can re-start due to a step-up increasing the GAWA even after any prior Accelerated Withdrawal Period(s) have expired.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up. Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by opting out of the GWB bonus and automatic step-up provisions, and forfeiting any other future increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Flex Strategic Income GMWB Charge.”

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as your Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information beginning on page 111 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, if the Contract Value is reduced to zero as the result of a partial withdrawal which does not cause the total withdrawals in the current Contract Year to exceed the greater of the GAWA or the RMD, or by the deduction of charges, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment.

If the GAWA percentages (GAWA%) have not yet been determined, they will be set at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA% multiplied by the GWB.

If the For Life Guarantee is in effect, and

•the Accelerated Withdrawal Period has not expired:

•payments will be made at the GAWA calculated using the Accelerated GAWA% for the remainder of the Accelerated Withdrawal Period, and
•upon the expiration of the Accelerated Withdrawal Period, the GAWA will be recalculated as the Standard GAWA% multiplied by the Standard Benefit Base. The annual payments of the GAWA will be made until the death of the Designated Life or any Joint owner.

•the Accelerated Withdrawal Period has expired:

•any remaining GAWA for that Contract Year will be paid at the Accelerated GAWA%, and
•at the next Contract Anniversary, the GAWA will be recalculated using the Standard GAWA%. Upon recalculation, the GAWA will be equal to the Standard GAWA% multiplied by the Standard Benefit Base.

If the For Life Guarantee is not in effect, and:

•the Accelerated Withdrawal Period has not expired, you will receive annual payments of the GAWA calculated using the Accelerated GAWA% for the remainder of the Accelerated Withdrawal Period, and then the GAWA will be recalculated using the Standard GAWA% multiplied by the Standard Benefit Base. The recalculated GAWA will be paid until the earlier of the depletion of the GWB, or the death of the Designated Life (or any joint Owner);
•the Accelerated Withdrawal Period has expired and the GWB has not been depleted, any remaining GAWA for that Contract Year will be paid at the Accelerated GAWA% , the GAWA will be recalculated using the Standard GAWA%. Upon recalculation, the GAWA will be equal to the Standard GAWA% multiplied by the Standard Benefit Base. The recalculated

GAWA will be paid until the earlier of the depletion of the GWB, the death of the Designated Life, or the death of any joint Owner.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually, however the total of the payments made during any Contract Year may not exceed the GAWA. Once your Contract Value reaches zero, all rights under your Contract cease. No subsequent Premium payments will be accepted, the Bonus Period will terminate and no further Bonuses will be applied, all other add-on benefits terminate without value, Spousal Continuation is unavailable, and no death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or any joint Owner’s death), the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)
◦If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦Regardless of whether the surviving spouse is a Covered Life, the GWB is only payable while there is value to it (until depleted).

◦Regardless of whether the surviving spouse is a Covered Life, the Accelerated Withdrawal Period will continue to operate in accordance with the Accelerated Withdrawal Period rules above.

◦Regardless of whether the surviving spouse is a Covered Life, step-ups will continue as permitted in accordance with the step-up rules above.

◦Regardless of whether the surviving spouse is a Covered Life, Bonuses will continue as permitted in accordance with the bonus rules below, and the Bonus Period will continue to be based on the original effective date of this add-on benefit or the most recent Bonus Base step-up, if applicable.
▪The latest date upon which the Bonus Period can re-start will continue to be based upon the Designated Life’s attained age.

◦Regardless of whether the surviving spouse is a Covered Life, Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the surviving spouse is a Covered Life, the GAWA percentages will continue to be determined and/or re-determined based on the Designated Life’s attained age on the effective date of the GMWB.

◦If the surviving spouse is not a Covered Life and if the GAWA percentages (GAWA%) have not yet been determined, they will be determined on the Continuation Date at the Accelerated GAWA% and Standard GAWA% corresponding with the Designated Life’s attained age on the Continuation Date (as if that person survived to that date), and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. No other adjustments will be made to the GWB or the GAWA percentages at the time of continuation.
◦Regardless of whether the surviving spouse is a Covered Life, the Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated) (only a surviving spouse who is not a Covered Life may continue the Contract without this GMWB).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to availability, and subject to the Beneficiary’s eligibility – if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 160.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date that a partial withdrawal (or combined total of partial withdrawals) exceeds the GAWA or RMD, if applicable, and reduces the Contract Value to zero;

•The date of the Owner’s death (or any joint Owner’s death), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments for the lifetime of the last surviving Covered Life. The total annual amount payable will equal the GAWA. If the GAWA percentages (GAWA%) have not yet been determined, the Accelerated GAWA% and Standard GAWA% will be determined on the Latest Income Date at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time of the initial election of this GMWB Income Option, and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. You will be paid this GAWA in the frequency (no less frequently than annually) that you elect. The number of annual payments of this GAWA will be equal to the greater of:

•the number of years remaining until the expiration of the Accelerated Withdrawal Period at the time you begin income payments; or
•the remaining Contract Value at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number.

After this number of payments have been made, the GAWA will be recalculated to equal the Standard GAWA% multiplied by the Standard Benefit Base, and this GAWA will be paid annually thereafter.

No further income payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one income payment to be made under this Income Option if both Covered Lives die before the due date of the second payment. In the event both Covered Lives die before the first monthly payment, we will pay the amount allocated to this Income Option to your Beneficiary.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary who is not a Covered Life upon the death of the original Owner, in which case the spouse becomes the Owner/Annuitant of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments until the GWB is reduced to zero. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. If the GAWA percentages (GAWA%) have not yet been determined, the Accelerated GAWA% and Standard GAWA% will be determined on the Latest Income Date at the Accelerated GAWA% and Standard GAWA% corresponding to the Designated Life’s attained age at the time of the initial election of this GMWB Income Option, and the GAWA will be equal to the Accelerated GAWA% multiplied by the GWB. You will be paid this GAWA in the frequency (no less frequently than annually) that you elect. The number of annual payments of this GAWA will be equal to the minimum of:

•the remaining GWB at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number, or
•the greater of the number of years remaining until the expiration of the Accelerated Withdrawal Period at the time you begin income payments, or the remaining Contract Value at the time you begin income payments divided by the GAWA, rounded up to the nearest whole number.

After this number of payments have been made, if the GWB has not been reduced to zero, the GAWA will be recalculated to equal the Standard GAWA% multiplied by the Standard Benefit Base, and this GAWA will be paid annually thereafter until the GWB has been reduced to zero (subject to a reduced final payment as noted above where required to prevent payments from exceeding the remaining GWB).

If at the time you (or any joint Owner) die, payments have been made for less than the number of years required to reduce the GWB to zero, the remaining payments will be made to your Beneficiary.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 122 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial professionals before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage is disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “VI. Flex Strategic Income GMWB”, particularly example 8. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•How long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base.
●	If the Bonus is applied after the GAWA percentages (GAWA%) are determined, the GAWA is then recalculated, equaling the greater of the Accelerated GAWA? multiplied by the new GWB, or the GAWA before the bonus.

Applying the bonus to the GWB does not affect the Bonus Base.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this add-on benefit. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the add-on benefit or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a re-start, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB is added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 8 and 9 in Appendix D under section “VI. Flex Strategic Income GMWB,” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”).

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

This Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the withdrawal of a minimum annual amount for life, regardless of the performance of the underlying investment options, subject to the conditions described below. This benefit may be appropriate for those individuals who are looking for opportunities for growth to increase the annual withdrawal amount and who are seeking flexibility to start and stop withdrawals, without negatively impacting the guarantees.

The following descriptions of this GMWB’s features are supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Accelerator”. The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below. Please consult the financial professional who is helping you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•If the For Life Guarantee is in effect, the guarantee lasts for the lifetime of the Designated Life, or if there are joint Owners, the lifetime of the joint Owner who dies first (the “For Life Guarantee”). For purposes of this GMWB, the Designated Life is the original Owner (or oldest joint Owner) if the Owner is a natural person. If the Owner is a non-natural person, the Designated Life is the original Annuitant (or oldest joint Annuitant).

For the Owner that is a legal entity, the guarantee lasts for the lifetime of the Designated Life (or if there are joint Annuitants, the lifetime of the joint Annuitant who dies first).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

This GMWB is available to Designated Lives 45 to 80 years old, or 45 to 75 years old if you select the Option combination that includes the LifeGuard Freedom Accelerator DB, (proof of age is required). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability. Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Accelerator DB is not available after issue and can only be added on the Issue Date. Once added, this GMWB cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. For contracts issued to joint Owners, both Owners must be between 45 to 80 years old, or 45-75 years old if you select the Option combination that includes the LifeGuard Freedom Accelerator DB. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB. However, the Designated Life may not be changed. Any provisions referring to the age of a Designated Life apply even if the Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed

Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Guaranteed Withdrawal Balance” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s age on the effective date of this GMWB and equals GAWA percentage multiplied by the GWB.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value. The GAWA is determined based on the Designated Life’s age on the effective date of this GMWB and equals the GAWA percentage multiplied by the GWB.

The GWB can never be more than $10 million (including upon step-up, or the application of any deferral credits), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the death of the Designated Life, or in the case of joint Owners, the death of the first joint Owner, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and spousal continuation is not available.

Withdrawals. The GAWA is equal to the GAWA percentage multiplied by the GWB. At the end of each Contract Year during the Deferral Credit Period, if no partial withdrawals are taken that year, the GAWA percentage will be recalculated by adding the Deferral Credit percentage to the GAWA percentage. The starting GAWA percentage and the Deferral Credit percentage vary according to age group and are determined based on the Designated Life’s age on the effective date of this GMWB. The current starting GAWA percentages and Deferral Credit percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical starting GAWA percentages and Deferral Credit percentages.

We reserve the right to prospectively change the starting GAWA percentages and Deferral Credit percentages, including the age bands, on new GMWB endorsements. The current starting GAWA percentages and Deferral Credit percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical starting GAWA percentages and Deferral Credit percentages. If we change the starting GAWA percentages or Deferral Credit percentages described above, we will follow these procedures:

•When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of starting GAWA percentages or Deferral Credit percentages in the form of a Rate Sheet Prospectus Supplement to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 165).

•If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the starting GAWA percentages or Deferral Credit percentages, we will send you the notice of change of starting GAWA percentages or Deferral Credit percentages in the form of a Rate Sheet Prospectus Supplement. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of starting GAWA percentages or Deferral Credit percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.

In each case, the actual starting GAWA percentages and Deferral Credit percentages will be reflected in your Contract endorsement.

In connection with a change of starting GAWA percentages or Deferral Credit percentages, as described above, we may continue to offer the existing starting GAWA percentages or Deferral Credit percentages, in effect prior to the change, as an Optional starting GAWA% and Deferral Credit% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 25. Also, please see the “Optional Benefit Charges” table under the “FEES AND EXPENSES TABLES” beginning on page 8. The Optional starting GAWA% and Deferral Credit% table will maintain the starting GAWA percentages and Deferral Credit percentages for each age group that were available before the change as reflected in the Rate Sheet Prospectus Supplement that was applicable at the time you purchased your contract. If we offer the Optional starting GAWA% and Deferral Credit% table, the notice of change in the form of a prospectus supplement, that will be delivered to you, will describe both the change to the starting GAWA percentages and Deferral Credit percentages, and the Optional starting GAWA% and Deferral Credit% table and related charges. We reserve the right to prospectively change the starting GAWA percentages and Deferral Credit percentages in the Optional starting GAWA% and Deferral Credit% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Accelerator” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable -	The GWB is recalculated, equaling the greater of:
	•	The GWB before the withdrawal less the withdrawal; Or
	•	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “V. LifeGuard Freedom Accelerator”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable -	The GWB is recalculated, equaling the greater of:
•
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	•	Zero.
The GAWA is recalculated as follows:
	•	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current withdrawal, or

•The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, as applicable.

How Deferral Credits work: Each Contract Year during the Deferral Credit Period in which you do not take withdrawals, you may earn Deferral Credits, which increase your GAWA percentage, and thus, your GAWA. The Deferral Credit percentage is the percentage added to the GAWA percentage at the end of each Contract Year during the Deferral Credit Period if no withdrawals were taken during that Contract Year. The Deferral Credit percentage is based on the Designated Life’s age on the effective date of this GMWB and does not change after the effective date. The Deferral Credit Period is the period during which you are eligible for Deferral Credits.

Each time a Deferral Credit is applied, the GAWA percentage is recalculated to equal the previous GAWA percentage plus the Deferral Credit percentage. If the Deferral Credit is applied after the GAWA has been determined, the GAWA is recalculated and is equal to the greater of the GAWA percentage multiplied by the new GWB, or the GAWA prior to the Deferral Credit.

The Deferral Credit Period begins on the effective date of this GMWB, and ends on the earlier of:

•The Contract Anniversary on which you elect to opt out of the current and any future GMWB charge increases;

•The 15th Contract Anniversary following the effective date of this GMWB;

•The Contract Anniversary on or immediately following the Designated Life’s 90th birthday;

•The date the Contract Value falls to zero for any reason; or

•The date the Life Income of the GAWA Option is elected.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of the Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Any such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the GAWA has been determined, the GAWA is recalculated to equal the GAWA prior to the Premium payment plus the lesser of:
	•	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable taxes; Or
	•	The GAWA percentage multiplied by the increase in the GWB.

Cumulative Premium payments in any Contract Year after the first Contract Anniversary following the effective date of this GMWB are limited to the lesser of 5% of first-year Premium payments, or $10,000.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million. See Example 3b in Appendix D under section “V. LifeGuard Freedom Accelerator” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix D under section “V. LifeGuard Freedom Accelerator”.)

With a step-up -	The GWB equals the Contract Value (subject to a $10 million maximum).
If the step-up occurs after the GAWA has been determined, the GAWA is recalculated, equaling the greater of:
	•	The GAWA percentage multiplied by the new GWB, Or
	•	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value and disqualify you from receiving Deferral Credits in that Contract Year. A GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting any future deferral credits, automatic step-ups, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “LifeGuard Freedom Accelerator GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the death of any joint Owner) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Designated Life (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the

Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment.

After each payment when the Contract Value is zero -	The GWB is recalculated, equaling the greater of:
	•	The GWB before the payment less the payment; Or
	•	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•Continue the Contract with this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦Upon the Owner’s death, the For Life Guarantee is void.

◦The GWB is only payable while there is value to it (until depleted).

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦The starting GAWA percentage and Deferral Credit percentage will continue to be based on the Designated Life’s age on the effective date of this GMWB

◦Deferral Credits will continue to apply in accordance with the rules described in the Deferral Credit provision.

◦The Deferral Credit Period will continue to be based on the original effective date of this GMWB.

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly GMWB charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•The date all obligations under this GMWB are satisfied after the Contract has been terminated.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator With Joint Option GMWB”).

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

The description of this GMWB is supplemented by the examples in Appendix D under section “V. LifeGuard Freedom Accelerator”.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners can be subsequently changed, but the Covered Lives cannot be changed. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners and joint Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant's life who dies last. The Owners can be subsequently changed but no changes of Annuitant are allowed.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the primary spousal Beneficiary cannot be changed while both the Owner and primary spousal Beneficiary are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon spousal continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial Owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date), subject to the following:

•This guarantee lasts for the duration of the life of the last surviving Covered Life (the "For Life Guarantee") if the For Life Guarantee is in effect.

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. For purposes of this GMWB, the Designated Life is the youngest Covered Life. If the Designated Life is 59½ years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the "Contract Value is Zero" subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the death of the Owner or any joint Owner, (2) the death of the Annuitant on Qualified Custodial Account Contracts, or (3) the date the Guaranteed Withdrawal Balance (GWB) is depleted, without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Upon the death of the Owner or joint Owner, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the Owner or joint Owner may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB suits your needs and is consistent with your expectations.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability; and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of spousal continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.

This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s age on the effective date of this GMWB and equals GAWA percentage multiplied by the GWB.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value. The GAWA is determined based on the Designated Life’s age on the effective date of this GMWB and equals the GAWA percentage multiplied by the GWB.

The GWB can never be more than $10 million (including upon step-up, or the application of any deferral credits), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA is equal to the GAWA percentage multiplied by the GWB. At the end of each Contract Year during the Deferral Credit Period, if no partial withdrawals are taken that year, the GAWA percentage will be recalculated by adding the Deferral Credit percentage to the GAWA percentage. The starting GAWA percentage and the Deferral Credit percentage vary according to age group and are determined based on the Designated Life’s age on the effective date of this GMWB. The current starting GAWA percentages and Deferral Credit percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical starting GAWA percentages and Deferral Credit percentages.

We reserve the right to prospectively change the starting GAWA percentages and Deferral Credit percentages, including the age bands, on new GMWB endorsements. The current starting GAWA percentages and Deferral Credit percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical starting GAWA percentages and Deferral Credit percentages. If we change the starting GAWA percentages or Deferral Credit percentages described above, we will follow these procedures:

•When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of starting GAWA percentages or Deferral Credit percentages in the form of a Rate Sheet Prospectus Supplement to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 165).

•If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the starting GAWA percentages or Deferral Credit percentages, we will send you the notice of change of starting GAWA percentages or Deferral Credit percentages in the form of a Rate Sheet Prospectus Supplement. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of starting GAWA percentages or Deferral Credit percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.

In each case, the actual starting GAWA percentages and Deferral Credit percentages will be reflected in your Contract endorsement.

In connection with a change of starting GAWA percentages or Deferral Credit percentages, as described above, we may continue to offer the existing starting GAWA percentages or Deferral Credit percentages, in effect prior to the change, as an Optional starting GAWA% and Deferral Credit% table at an increased charge. The increased charge for this GMWB will not be greater than the maximum annual charge shown in the charge tables, which in no event exceeds 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 25. Also, please see the “Optional Benefit Charges” table under the “FEES AND EXPENSES TABLES” beginning on page 8. The Optional starting GAWA% and Deferral Credit% table will maintain the starting GAWA percentages and Deferral Credit percentages for each age group that were available before the change as reflected in the Rate Sheet Prospectus Supplement that was applicable at the time you purchased your contract. If we offer the Optional starting GAWA% and Deferral Credit% table, the notice of change in the form of a prospectus supplement, that will be delivered to you, will describe both the change to the starting GAWA percentages and Deferral Credit percentages, and the Optional starting GAWA% and Deferral Credit% table and related charges. We reserve the right to prospectively change the starting GAWA percentages and Deferral Credit percentages in the Optional starting GAWA% and Deferral Credit% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or, for certain tax-qualified Contracts only, the

RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than the GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4 and 5 in Appendix D under section “V. LifeGuard Freedom Accelerator” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.)

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable -	The GWB is recalculated, equaling the greater of:
	•	The GWB before the withdrawal less the withdrawal; Or
	•	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “V. LifeGuard Freedom Accelerator”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable -	The GWB is recalculated, equaling the greater of:
•
The GWB prior to the withdrawal, first reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	•	Zero.
The GAWA is recalculated as follows:
	•	The GAWA prior to the withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current withdrawal, or

•The amount by which the cumulative withdrawals for the current Contract Year (including the current withdrawal) exceeds the greater of the GAWA or the RMD, as applicable.

How Deferral Credits work: Each Contract Year during the Deferral Credit Period in which you do not take withdrawals, you may earn Deferral Credits, which increase your GAWA percentage, and thus, your GAWA. The Deferral Credit percentage is the percentage added to the GAWA percentage at the end of each Contract Year during the Deferral Credit Period if no withdrawals were taken during that Contract Year. The Deferral Credit percentage is based on the Designated Life’s age on the effective date of this GMWB and does not change after the effective date. The Deferral Credit Period is the period during which you are eligible for Deferral Credits.

Each time a Deferral Credit is applied, the GAWA percentage is recalculated to equal the previous GAWA percentage plus the Deferral Credit percentage. If the Deferral Credit is applied after the GAWA has been determined, the GAWA is recalculated and is equal to the greater of the GAWA percentage multiplied by the new GWB, or the GAWA prior to the Deferral Credit.

The Deferral Credit Period begins on the effective date of this GMWB, and ends on the earlier of:

•The Contract Anniversary on which you elect to opt out of the current and any future GMWB charge increases;

•The 15th Contract Anniversary following the effective date of this GMWB;

•The Contract Anniversary on or immediately following the Designated Life’s 90th birthday;

•The date the Contract Value falls to zero for any reason; or

•The date the Life Income of the GAWA Option is elected.

More on Withdrawals: Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Any such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent Premium payment on the Contract -	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the GAWA has been determined, the GAWA is recalculated to equal the GAWA prior to the Premium payment plus the lesser of:
	•	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable taxes; Or
	•	The GAWA percentage multiplied by the increase in the GWB.

Cumulative Premium payments in any Contract Year after the first Contract Anniversary following the effective date of this GMWB are limited to the lesser of 5% of first-year Premium payments, or $10,000.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million. See Example 3b in Appendix D under section “V. LifeGuard Freedom Accelerator” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “step-up”). (See Examples 6 and 7 in Appendix D under section “V. LifeGuard Freedom Accelerator”.)

With a step-up -	The GWB equals the Contract Value (subject to a $10 million maximum).
If the step-up occurs after the GAWA has been determined, the GAWA is recalculated, equaling the greater of:
	•	The GAWA percentage multiplied by the new GWB, Or
	•	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value and disqualify you from receiving Deferral Credits in that Contract Year. A GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting any future deferral credits, automatic step-ups, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premium payments will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “LifeGuard Freedom Accelerator GMWB Charge”.

Owner’s Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. The For Life Guarantee will remain in effect if the Contract Value is reduced to zero by adverse investment performance or permissible withdrawals, but will terminate if reduced to zero by an Excess Withdrawal. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment.

After each payment when the Contract Value is zero -	The GWB is recalculated, equaling the greater of:
	•	The GWB before the payment less the payment; Or
	•	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

◦If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦The starting GAWA percentage and Deferral Credit percentage will continue to be based on the Designated Life’s age on the effective date of this GMWB

◦Deferral Credits will continue to apply in accordance with the rules described in the Deferral Credit provision.

◦The Deferral Credit Period will continue to be based on the original effective date of this GMWB.

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦A new joint Owner may not be added on a non-qualified Contract if a surviving spouse continues the Contract.

•Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly GMWB charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s (or any joint Owner’s) death, unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•The Continuation Date if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•The date all obligations under this GMWB are satisfied after the Contract has been terminated.

This GMWB may not otherwise be terminated independently from termination of the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”). The following description of this GMWB is supplemented by the examples in Appendix D under section “IV. MarketGuard Stretch”, particularly example 2 for the varying benefit.

PLEASE NOTE: EFFECTIVE APRIL 27, 2020, THIS ADD-ON BENEFIT IS NO LONGER AVAILABLE ON TAX-QUALIFIED CONTRACTS.

This GMWB is available under Contracts which are purchased by the Owner with proceeds that are payable to the Owner as Beneficiary of tax qualified (for Contracts purchased prior to April 27, 2020) or non-qualified death benefits as a result of the death of an Owner of a qualified plan or tax-qualified annuity contract (for Contracts purchased prior to April 27, 2020) or the death of an

Owner of a non-qualified annuity contract. This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB. For more information about death benefit payments, please see “Payout Options” on page 157. The proceeds must be subject to the minimum distribution requirements of the Internal Revenue Code (the “Code”) applicable to Beneficiaries. The distributions that will be made under this GMWB are commonly referred to as “stretch” distributions since they allow Beneficiaries to receive payments over a period of time not exceeding their life expectancies.

Availability of this GMWB is subject to the following additional requirements:

•A Beneficiary entitled to death benefit payments under an existing Contract must elect this GMWB prior to the time the Beneficiary begins taking distributions (or is required to begin taking distributions) from the Contract to meet the stretch minimum distribution requirements.

For Contracts purchased by prospective Owners with death benefit proceeds that are subject to the minimum distribution requirements applicable to Beneficiaries, this GMWB must be elected on the initial application and is not available for election after the Issue Date. Additionally, for Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements.

•This GMWB is not available if a trust was the designated Beneficiary of the death benefit proceeds and as a result the Owner must apply the life expectancy payout method using an age different from his or her own.

•The Owner must meet the applicable minimum distribution requirements by electing the life expectancy payout method as defined under the Code applicable to Beneficiaries. This GMWB is not available if the Owner uses other payout methods, including payout methods available only for surviving spouses under special Code rules.

•The Owner must commence the minimum distributions not later than 1 year after the deceased Owner’s death (for non-qualified Contracts) or not later than the end of the calendar year following the calendar year in which the deceased Owner died (for tax-qualified Contracts).

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earliest of:

•The Owner’s death;

•Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value (The GWB is the guaranteed amount available for future periodic withdrawals); or

•The Contract Anniversary occurring in the GMWB Maturity Year (please see the “GMWB Maturity Year” section on page 142).

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the financial professional who is helping, or who helped, you purchase your Contract and your tax advisor to be sure that this GMWB ultimately suits your needs.

This GMWB is available to individual Owners up to 80 years old on the latest required date of the first minimum distribution under the Internal Revenue Code applicable to the Contract (proof of age is required); and once it is added to the Contract it cannot be canceled. If you are eligible to elect this GMWB after the Contract Issue Date (subject to availability), we must receive a request in Good Order. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).

This GMWB is available to natural Owners on qualified (for Contracts purchased prior to April 27, 2020) and non-qualified Contracts. It is also available to non-natural Owners on qualified Contracts (for Contracts purchased prior to April 27, 2020). Joint annuitants are not permitted if there is a non-natural Owner.

We allow ownership changes of a Contract with this GMWB only when the Owner is a trust and the ownership change is to the Annuitant. Changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and the required minimum distribution under the Contract (Stretch RMD). Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GAWA. For purposes of this GMWB, the Stretch RMD is the amount defined by the Internal Revenue Code as the minimum distribution requirement under the life expectancy payout method applicable to the Contract which is attributable to the proceeds from the death of an Owner of a qualified plan, or the death of an Owner of a tax-qualified or non-qualified annuity contract. Withdrawals exceeding the above limit cause the GWB and GAWA to be recalculated.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract after the Issue Date, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million, and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

PLEASE NOTE: Upon the Owner’s death, this GMWB may be continued by a Beneficiary. Please see the “Continuation By Beneficiary” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Designated Life’s attained age at the time of the first withdrawal. For a qualified Contract with a non-natural Owner, the age of the Annuitant is used to determine the GAWA percentage. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages. If we change the GAWA percentages described above, we will follow these procedures:

•When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 165).

•If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.

In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or the Stretch RMD (if greater than the GAWA). If the GWB falls below the GAWA at the end of a Contract Year, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. The tables below clarify what happens in each instance.

This GMWB allows withdrawals greater than the GAWA to meet the Contract’s Stretch RMD without compromising the endorsement’s guarantees. Examples 4 and 5 in Appendix D under section “IV. MarketGuard Stretch” supplement this description. Because the intervals for the GAWA and Stretch RMDs are different, namely Contract Years versus calendar years, and because Stretch RMDs are subject to other conditions and limitations, please see “Stretch RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA and the GMWB Charge Base are unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

For more information about the GMWB Charge Base, please see “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (“MarketGuard Stretch GMWB”) Charge” on page 36.

You may withdraw the greater of the GAWA or Stretch RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or Stretch RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “IV. MarketGuard Stretch”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or Stretch RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or Stretch RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated, equaling:
	●	The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, Or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the Stretch RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, Stretch RMDs, withdrawals of asset allocation and advisory fees, and partial transfers under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded. If the date of death of the previous Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the eligibility of GMWB election will be re-determined based on the correct date of death. If it is determined that the GMWB could not have been elected based on the correct date of death, the GMWB will be null and void and all GMWB charges will be refunded.

STRETCH RMD NOTES: Notice of a Stretch RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or automatic withdrawals. We may require you to set up a automatic withdrawal program to meet the Stretch RMDs. Eligible withdrawals that are specified as Stretch RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of Stretch RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s Stretch RMD requirements. If your requested Stretch RMD exceeds our calculation of the Stretch RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the Stretch RMD calculation for your Contract, please contact our Customer Care Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, Stretch RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and Stretch RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceeds the greatest of the Stretch RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the Stretch RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2024) is $10. The Stretch RMDs for calendar years 2023 and 2024 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2023 and $8 in the first and second halves of calendar year 2024, then at the time the withdrawal in the first half of calendar year 2024 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2023 to June 30, 2024. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2023 to June 30, 2024 is less than the greater of the Stretch RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix D under section “IV. MarketGuard Stretch”, particularly examples 4 and 5. Please consult the financial professional who is helping, or who helped, you purchase your tax-qualified Contract, and your tax advisor, to be sure that this GMWB ultimately suits your needs relative to your Stretch RMD.

Premiums.

Subsequent Premium payments are only permitted on tax-qualified Contracts purchased prior to April 27, 2020, and must be a transfer from a qualified plan. Subsequent Premium payments must be received within 180 days of the Issue Date.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “IV. MarketGuard Stretch” to see how the GWB is recalculated when the $10 million maximum is hit.

GMWB Maturity Year. On the Contract Anniversary occurring in the GMWB Maturity Year, an amount equal to the excess of the GWB over Contract Value will be paid to the Owner. If the GWB is less than the Contract Value, no payment will be made. In either case, the GWB will be set to zero and the GMWB will terminate. The GMWB Maturity Year is determined from the chart below based on the Owner’s attained age on the latest required date for the first Stretch RMD. When determining the GMWB Maturity Year, the latest required date for the first Stretch RMD is considered the beginning of the first year.

Age	GMWB Maturity Year	Age	GMWB Maturity Year	Age	GMWB Maturity Year
0	82	27	56	54	30
1	81	28	55	55	29
2	80	29	54	56	28
3	79	30	53	57	27
4	78	31	52	58	26
5	77	32	51	59	26
6	76	33	50	60	25
7	75	34	49	61	24
8	74	35	48	62	23
9	73	36	47	63	22
10	72	37	46	64	21
11	71	38	45	65	20
12	70	39	44	66	20
13	69	40	43	67	19
14	68	41	42	68	18
15	67	42	41	69	17
16	66	43	40	70	16
17	65	44	39	71	16
18	64	45	38	72	15
19	63	46	37	73	14
20	62	47	36	74	14
21	62	48	35	75	13
22	61	49	35	76	12
23	60	50	34	77	12
24	59	51	33	78	11
25	58	52	32	79	10
26	57	53	31	80	10

See Example 6 in Appendix D under section “IV. MarketGuard Stretch” to see how the GMWB Maturity Year affects your GMWB.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB charge increase and may elect to opt out of the current charge increase and any future charge increases. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premium payments will be allowed. While electing to discontinue future Premium payments will prevent an increase in charge, you will be foregoing possible increases in your GMWB so carefully consider this decision should we notify you of a charge increase. Such election is final. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “MarketGuard Stretch GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death while the Contract is still in force, this GMWB terminates without value unless continued by the Beneficiary.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor Fund performance and the GWB is greater than zero, the GWB will be paid to you on an annual basis, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB. On the Contract Anniversary occurring in the GMWB Maturity Year, any remaining GWB will be paid to the Owner and no further payments will be made.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA, the GAWA is set equal to the GWB.

Subject to the Company’s approval, you may elect to receive payments more frequently than annually. All other rights under your Contract cease and we will no longer accept subsequent Premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, all payments cease and no death benefit is payable.

Continuation By Beneficiary. Upon the death of the Owner under a Qualified Plan Contract with a single Beneficiary, the Beneficiary may elect to continue the GMWB. If elected, the GMWB will continue and may not be terminated subsequently. If the GAWA% has been determined, no adjustment will be made to the GWB, the GAWA, the GMWB Charge Base, or the GMWB Maturity Year, at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the original Owner’s attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s death, unless the Beneficiary elects to continue a qualified Contract with the GMWB;

•The first date the GWB equals zero.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Automatic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount of at least $50 per withdrawal. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for automatic withdrawals, schedule any planned step-up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix D under “II. Flex Net GMWB”, “III. Flex GMWB”, “V. LifeGuard Freedom Accelerator”, and “VI. Flex Strategic Income” illustrate the consequences of a withdrawal preceding a step-up. There is no charge for the Automatic Withdrawal Program; however, you will have to pay taxes on the money you receive. You may also be subject to a Market Value Adjustment.

Add-On Benefit Advisory Fee Withdrawal Program. If you have elected an eligible add-on benefit, and would like to arrange to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional under our administrative rules, you must also utilize this Add-On Benefit Advisory Fee Withdrawal Program. This program will permit the payment of advisory fees, under our administrative rules, up to an annual amount of 1.25% of Contract Value without negatively impacting your eligible add-on benefit(s). We will calculate the percentage of Contract Value as A divided by B for each withdrawal of advisory fees taken, where:

A = the amount withdrawn for the advisory fee, net of any applicable Market Value Adjustment; and

B = the Contract Value at the end of the Business Day prior to the initiation of an advisory fee withdrawal.

The Add-On Benefit Advisory Fee Withdrawal Program is available to Owners who have elected an eligible add-on benefit. Withdrawals made pursuant to the Add-On Benefit Advisory Fee Withdrawal Program for the purpose of paying an advisory fee to your financial professional will not be treated as withdrawals as described in any eligible add-on benefit attached to your Contract, subject to the following:

•advisory fee withdrawals must be authorized in writing by you on a form provided by us, authorizing us to accept and execute instructions from your third party financial professional to make withdrawals from your Contract to pay advisory fees pursuant to a written agreement between you and your third party financial professional;

•the sum of all advisory fee withdrawals during a Contract Year will not be allowed to exceed 1.25% of Contract Value;

•advisory fee withdrawals will always reduce Contract Value;

•advisory fee withdrawals will only be allowed if the withdrawal and any applicable Market Value Adjustment do not bring the Contract Value below the contract minimums;

•withdrawals other than for the purpose of paying advisory fees are not protected under the Add-On Benefit Advisory Fee Withdrawal Program, and remain subject to all of the contractual provisions applicable to withdrawals under your Contract and any add-on benefits you’ve elected.

Please note that the deduction of advisory fees from Contract Value pursuant to this Advisory Fee Withdrawal Program may negatively impact the add-on Earnings Protection Benefit (“EarningsMax”) by reducing the amount of earnings available for use under the benefit. For more information, please see “Earnings Protection Benefit” beginning on page 148.

The Add-On Benefit Advisory Fee Withdrawal Program will terminate at the earlier of:

•the date your Contract is terminated;

•the date we process your written notice to terminate the program;

•the date, after issue of the Contract, on which you elect an ineligible add-on benefit; and

•the date all eligible add-on benefits are terminated.

It is important to note that deductions to pay advisory fees (including under this Add-On Benefit Advisory Fee Withdrawal Program) will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements and Market Value Adjustments.

For more information on which add-on benefits are eligible or ineligible for the Add-On Benefit Advisory Fee Withdrawal Program, please see “Benefits Available Under the Contracts” beginning on page 17, or contact your financial professional. For examples of how direct deduction of advisory fees under the Add-On Benefit Advisory Fee Withdrawal Program work in connection with your add-on benefits, please see Appendix D (GMWB Prospectus Examples) and Appendix E (GMDB Prospectus Examples).

Suspension of Withdrawals or Transfers. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

•the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•under applicable SEC rules, trading on the New York Stock Exchange is restricted;

•under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

•the SEC, by order, may permit for the protection of Contract Owners.

We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for up to six months or the period permitted by law.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase, and you will no longer be able to make withdrawals of Contract Value. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by the Contract Anniversary on which you will be 95 years old, or such date allowed by the Company on a non-discriminatory basis or as required by an applicable qualified plan, law or regulation.

Currently, under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 73 (or such other age as required by law). Currently, distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 73 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

The triggering age at which you must begin taking distributions under traditional Individual Retirement Annuities, qualified plans and Tax-Sheltered Annuities change periodically. See below for a list of past age requirements and planned future changes to age requirements for beginning these required minimum distributions.

•If you reached the age of 70½ before January 1, 2020, distributions were required to begin in the calendar year in which you attained age 70½.
•If you reached the age of 72 before January 1, 2023, distributions were required to begin in the calendar year in which you attained age 72.

•If you will reach age 73 on or after January 1, 2033, distributions will be required to begin in the calendar year in which you attain age 75.
At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. If you do not choose how to receive your income payments, your income payments will be based on the variable and fixed options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump-sum payment. The frequency of payments you select will have an impact on the amount of each income payment. For example, an election to receive monthly payments will result in lower payment amounts than an election to receive annual payments. Similarly, an election to receive payments over a longer designated period will result in lower payment amounts than an election to receive payments over a shorter designated period. For income payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each income payment should be greater than payments based on younger Annuitants. If you have less than $2,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $20 and state law permits, we may set the frequency of payments so that the first payment would be at least $20.

Fixed Income Payments. If you choose to receive fixed payments, the amount of each income payment will be determined by applying the portion of your Contract Value allocated to fixed payments, less any applicable Premium taxes and charges, to the rates in the annuity tables contained in the Contract applicable to the income option chosen. If the current annuity rates provided by us on contracts of this type would be more favorable to you, the current rates will be used.

Variable Income Payments. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

•the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

•the amount of any applicable Premium taxes, and any Market Value Adjustment deducted from your Contract Value on the Income Date;

•which income option you select; and

•the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

The investment factors in your Contract are calculated based upon a variety of factors, including an assumed net investment rate of 1.0% and, if you select an income option with a life contingency, the age and sex of the Annuitant. State variations may apply.

If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed net investment rate, then your income payments will increase; if that performance is less than the assumed net investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

Income Options. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states. Each income option is available as fixed payments or variable payments.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death. Thus, it is possible for you to receive only one payment if you die prior to the date the second payment was due. If you die after the Income Date but before the first monthly payment, the amount allocated to the income option will be paid to your Beneficiary.

Option 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor. If you and the person who is the joint life both die after the Income Date but before the first monthly payment, the amount allocated to the income option will be paid to your Beneficiary.

Option 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant’s life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining guaranteed payments, a single lump sum may be requested, which will be equal to the present value of the remaining guaranteed payments (as of the date of calculation) discounted at an interest rate that will be equal to the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining guaranteed payments, a single lump sum may be requested, which will be equal to the present value of the remaining guaranteed payments (as of the date of calculation) discounted at an interest rate that will be equal to the rate used to calculate the initial payment.

Additional Options - We may make other income options available.

No withdrawals are permitted during the income phase under an income option that is life contingent.

DEATH BENEFIT

The Contract has a basic death benefit which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered financial professional helping you to purchase the Contract or contact us at our Customer Care Center. Our contact information is on the first page of this prospectus. The optional death benefits are only available at the time you apply for a Contract. In addition, once an optional death benefit is chosen, it cannot be canceled. All optional death benefits (except Flex DB and LifeGuard Freedom Accelerator DB) will terminate upon the death of the Owner. For more information about how your spousal Beneficiary may elect to continue Flex DB or LifeGuard Freedom Accelerator DB upon your death, please see “Spousal Continuation Option” on page 158.

The effects of any GMWB on the amount payable to your Beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.

The death benefit is due following our receipt of all required documentation in Good Order. Required documentation includes proof of death, a claim form, and any other documentation we reasonably require. If we have received proof of death and any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive from that Beneficiary a claim form with a payment option elected. If we have not received proof of death or any other required documentation, we will calculate the share of the death benefit due to a Beneficiary of record using Contract values established at the close of business on the date we receive any remaining required documentation. As a result, market fluctuation may cause the calculation of a Beneficiary's death benefit share to differ from the calculation of another Beneficiary's death benefit share. We will pay interest on a Beneficiary's death benefit share as required by law.

We will pay the Contract's basic death benefit unless you have elected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If the Contract includes a guaranteed minimum death benefit, we will, according to the Contract's current allocation instructions on file, deposit into the Contract's Investment Divisions and Fixed Account the amount by which the guaranteed minimum death benefit exceeds the Contract's account value established at the close of business on the date we receive all documentation in Good Order from the first Beneficiary to submit a claim form.

Basic Death Benefit. The basic death benefit is payable during the accumulation phase. The basic death benefit equals your Contract Value on the date we receive all required documentation from your Beneficiary. All withdrawals, including the direct deduction of advisory fees from Contract Value, will reduce the basic death benefit.

If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive the basic death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

Earnings Protection Benefit (“EarningsMax”).

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death, which may help offset state and federal taxes due upon your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value exceeds Remaining Premium. If the earnings amount is negative, i.e., the Remaining Premium is greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial Premium if you die in the first Contract year).

Please note that election of this EarningsMax benefit does not disqualify you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value to pay third party financial professionals. However, the deduction of advisory fees from Contract Value, even pursuant to our rules (including the Add-On Benefit Advisory Fee Withdrawal Program) may negatively impact this EarningsMax benefit by reducing your Contract Value, thus decreasing the probability that your Contract Value will exceed your Remaining Premium as required for payment of the Earnings Protection Benefit under this EarningsMax benefit. For more information on the direct deduction of advisory fees from Contract Value, please see “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 144. For an example of the impact of advisory fee deductions on the EarningsMax benefit, please see Appendix E (GMDB Prospectus Examples).

Upon your death, unless your spouse continues the Contract under the Spousal Continuation Option (please see “Spousal Continuation Option” on page 158), the Earnings Protection Benefit will be paid and the Earnings Protection Benefit will terminate.

You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

No Earnings Protection Benefit will be paid:

•if there are no earnings in your Contract; or

•if your spouse exercises the Spousal Continuation Option (described below).

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, Premium payments subsequent to such election will not be allowed. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Add-On Benefit Expenses”.

Unlike the basic death benefit, this add-on death benefit may provide value on or after the Income Date. Payment under this add-on death benefit will only be made if you wait until the Latest Income Date to begin receiving income payments. If the Income Date is before the Latest Income Date, then this add-on death benefit terminates, and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to the Earnings Protection Benefit on the Latest Income Date.

The Earnings Protection Benefit may not be available in your state. See your financial professional for information regarding the availability of the Earnings Protection Benefit.

Add-On Death Benefits. Several add-on death benefits are available, which are designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these add-on death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract’s basic death benefit before selecting an optional death benefit. The Roll-up GMDB, the Highest Quarterly Anniversary Value GMDB, and the Combination Roll-up and Highest Quarterly Anniversary Value GMDB are available if you are 79 years of age or younger on the Contract’s Issue Date. The Return of Premium GMDB is available if you are 85 years of age or younger on the Contract’s Issue Date. The Flex DB is only available in conjunction with the purchase of the Flex GMWB with certain benefit options and only if the Designated Life is 35 to 75 (72 for endorsements issued before February 11, 2019) years of age on the date the endorsement is added to the Contract. At the time you purchased your Contract, different Bonus option requirements may have been in place for election of the Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information. The older you are at the time of selection, the less advantageous it would be for you to select an add-on death benefit. These add-on death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

Please note: the Fixed Account Options are not available if you elect EarningsMax, the Roll-up GMDB, the Combination Roll-up and Highest Quarterly Anniversary Value GMDB, the LifeGuard Freedom Freedom Accelerator DB, or the Flex DB add-on death benefits.

Depending on when and in what state you applied for the Contract: the availability of an add-on death benefit may have been different; how an add-on death benefit is calculated varies; and we may have referred to an add-on death benefit by a different name – all as noted below.

For purposes of these optional death benefits, “Net Premiums” are defined as your Premium payments net of Premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the “Highest Quarterly Anniversary Value GMDB” component, the adjustment to your Contract Value for any withdrawals (including applicable charges and deductions) will have occurred proportionally at the time of the withdrawals.

The direct deduction of advisory fees from Contract Value, made pursuant to our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program), are not considered withdrawals as described in the Return of Premium Guaranteed Minimum Death Benefit. The payment of advisory fees from Contract Value, even pursuant to our rules, will always reduce Contract Value and the basic death benefit. For more information about the deduction of advisory fees from Contract Value, please see “Add-Advisory Fee Withdrawal Program” beginning on page 122.

Following are the calculations for the add-on death benefits, which show how the values for each benefit are determined. For purposes of these calculations, with the “Roll-up” component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday. The Flex and LifeGuard Freedom Accelerator GMDBs’ features are supplemented by the examples in “Appendix D (GMWB Prospectus Examples)”, in the subsections for Flex GMWB and LifeGuard Freedom Accelerator GMWB, respectively. The following GMDBs’ features are supplemented by the examples in “Appendix E (GMDB Prospectus Examples)”.

The Return of Premium Guaranteed Minimum Death Benefit (“Return of Premium GMDB”) changes your basic death benefit during the accumulation phase of your Contract to the greater of:

(a)your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)all Premiums paid into the Contract (net of any applicable premium taxes and charges), reduced for withdrawals (including any applicable charges and adjustments for such withdrawals) in proportion to the reduction in the Contract Value at the time of the withdrawal.

The Return of Premium GMDB Benefit Base will be determined at the end of any Business Day, and is equal to all Premiums (net of any applicable Premium tax) paid into the Contract, reduced by any withdrawals (including any applicable adjustments for such withdrawals). All adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn reduce the death benefit in the same proportion that the Contract Value was reduced on the date of the withdrawal. The direct deduction of advisory fees from Contract Value, made pursuant to our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) are not considered withdrawals as described in your Return of Premium GMDB add-on benefit, and will not impact the Return of Premium portion of your GMDB Benefit Base. The payment of advisory fees from Contract Value, even pursuant to our rules, will always reduce Contract Value and the basic death benefit. For more information about the deduction of advisory fees from Contract Value, please see “Advisory Fees” beginning on page 26, and “Add-On Benefit Advisory Fee Withdrawal Program” beginning on page 144.

Withdrawals may prematurely reduce the value of this Return of Premium Death Benefit.

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, Premium payments subsequent to such election will not be allowed. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Death Benefit Charges”.

Please note that if you elect this endorsement, ownership changes are allowed, but Covered Lives cannot be changed. Under this GMDB, the original Owner and any joint Owner are the Covered Lives. If the Owner is a non-natural person, the Annuitant (and any joint Annuitant) named at election of the GMDB is a Covered Life.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to:

(a)the GMDB Benefit Base on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of any Covered Life’s death is received by the Company in Good Order. If the Covered Life is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

The Roll-up Guaranteed Minimum Death Benefit (“Roll-up GMDB”) changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)total Net Premiums since your Contract was issued; or

(c)your GMDB Benefit Base.

The GMDB Benefit Base for the Roll-up GMDB will be determined as of the end of any Business Day and is equal to:

•Any Premium paid (net of any applicable Premium taxes),

•Less any withdrawal adjustments for withdrawals taken,

•Compounded at an annual interest rate (the “Roll-Up percentage”) from the Issue Date until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.

The Roll-Up percentage is based on the age of the oldest Covered Life on the endorsement’s effective date. We reserve the right to prospectively change the Roll-Up percentages. Current Roll-Up percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. To view historical Roll-Up percentages, please see “Appendix F (Historical Add-On Benefit Charges)”. Please note that the Fixed Account Options are not available on Contracts with the Roll-up GMDB. This means you will not be able to allocate or transfer any amounts to the Fixed Account.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to your Roll-up percentage of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of your Roll-up percentage of the GMDB Benefit Base as of the previous Contract Anniversary (or the Issue Date, as applicable) is the GMDB Benefit Base immediately prior to the Excess Withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the Excess Withdrawals (including any applicable charges and adjustments to such Excess Withdrawals). Withdrawals (including RMDs), particularly Excess Withdrawals, may prematurely reduce the value of this Roll-up GMDB.

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, future roll-up increases to the GMDB Benefit Base will be discontinued after the date of such election. Upon such election, no future Premium payments will be allowed and future withdrawals will still reduce the GMDB Benefit Base. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Death Benefit Charges”.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are allowed, but Covered Lives cannot be changed. Under this GMDB, the original Owner and any joint Owner are the Covered Lives. If the Owner is a non-natural person, the Annuitant (and any joint Annuitant) named at election of the GMDB is a Covered Life.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to:

(a)the GMDB Benefit Base on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

If there is a death benefit amount on or after the Latest Income Date, it will be payable to the Beneficiary when due proof of any Covered Life’s death is received by the Company in Good Order. If the Covered Life is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Election of this GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

The Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit changes your basic death benefit during the accumulation phase of your Contract to the greater of:

(a)your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)your GMDB Benefit Base.

The GMDB Benefit Base for the Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit will be determined as of the end of any Business Day and is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the oldest Covered Life’s 81st birthday. Each adjusted quarterly Contract Value is equal to:

•The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

•Adjusted for any withdrawals subsequent to that date (including any applicable charges and adjustments for such withdrawals),

•Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the GMDB Benefit Base, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the GMDB Benefit Base in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals may prematurely reduce the value of this Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit.

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the charge increase and any future charge increases at the time an increase is announced, future Highest Quarterly Anniversary Value increases to the GMDB Benefit Base will be discontinued. Upon such election, no future Premium payments will be allowed. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Death Benefit Charges”.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are allowed, but Covered Lives cannot be changed. Under this GMDB, the original Owner and any joint Owner are the Covered Lives. If the Owner is a non-natural person, the Annuitant (and any joint Annuitant) named at election of the GMDB is a Covered Life.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to:

(a)the GMDB Benefit Base on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

If there is a death benefit amount on or after the Income Date, it will be payable to the Beneficiary when due proof of any Covered Life’s death is received by the Company in Good Order. If the Covered Life is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Election of this GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

The Combination Roll-up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (“Combination Roll-up and Highest Quarterly Anniversary Value GMDB”) changes your basic death benefit during the accumulation phase of your Contract to the greatest of:

(a)your Contract Value as of the end of the Business Day on which we receive all required documentation from your Beneficiary; or

(b)total Net Premiums since your Contract was issued; or

(c)your GMDB Benefit Base.

The GMDB Benefit Base for the Combination Roll-up and Highest Quarterly Anniversary Value GMDB will be determined as of the end of any Business Day and is equal to the greater of (a) or (b):

(a) is the Roll-up Component which is equal to:

•Any Premium paid (net of any applicable Premium taxes),

•Less any withdrawal adjustments for withdrawals taken,

•Compounded at an annual interest rate (the “Roll-Up percentage”) from the Issue Date until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.

The Roll-Up percentage is based on the age of the oldest Covered Life on the endorsement’s effective Date. We reserve the right to prospectively change the Roll-up percentages of this GMDB. Current Roll-Up percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. To view historical Roll-Up percentages, please see “Appendix F (Historical Add-On Benefit Charges)”. Please note that the Fixed Account Options are not available on Contracts with the Combination Roll-up and Highest Quarterly Anniversary Value GMDB. This means you will not be able to allocate or transfer any amounts to the Fixed Account.

All such Premium payment adjustments will occur at the time of the Premium payment, unless the Premium payment is received during the first Contract Quarter. If the Premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the Issue Date, which lessens the impact a subsequent withdrawal may have on the GMDB Benefit Base. All withdrawal adjustments are made at the end of the Contract Year and on the date of receipt of due proof of death (after the calculation of this guaranteed minimum death benefit’s charge). For total withdrawals up to your Roll-up percentage of the Roll-up Component as of the previous Contract Anniversary (or the Issue Date, as applicable), the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of your Roll-up percentage of the Roll-up Component as of the previous Contract Anniversary (or the Issue Date, as applicable) is the Roll-up Component immediately prior to the Excess Withdrawal adjustment multiplied by the percentage reduction in the Contract Value attributable to the Excess Withdrawals (including any applicable adjustments to such Excess Withdrawals). Withdrawals (including RMDs), particularly Excess Withdrawals, may prematurely reduce the value of this Roll-up Component.

and (b) is the Highest Quarterly Anniversary Value Component, which is equal to the greatest of the adjusted quarterly Contract Values on the endorsement’s effective date and on any Contract Quarterly Anniversary following the endorsement’s effective date but prior to the oldest Covered Life’s 81st birthday. Each adjusted quarterly Contract Value is equal to:

•The Contract Value on the endorsement’s effective date or Contract Quarterly Anniversary, as applicable,

•Less any withdrawals subsequent to that date (including any applicable adjustments for such withdrawals),

•Plus any Premium paid (net of any applicable Premium taxes) subsequent to that date.

For the purposes of calculating the Highest Quarterly Anniversary Value Component, all adjustments will occur at the time of the withdrawal or Premium payment and all adjustments for amounts withdrawn will reduce the Highest Quarterly Anniversary Value Component in the same proportion that the Contract Value was reduced on the date of such withdrawal. Withdrawals (including RMDs), may prematurely reduce the value of this Highest Quarterly Anniversary Value Component.

On each fifth Contract Anniversary, the GMDB charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, future roll-up and Highest Quarterly Anniversary Value increases to the GMDB Benefit Base will be discontinued. Upon such election, no future Premium payments will be allowed and future withdrawals will reduce the GMDB Benefit Base. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter For more information, please see “Death Benefit Charges”.

The GMDB Benefit Base is used only in connection with the determination of the guaranteed minimum death benefit, does not affect other endorsements, and is not reflective of the Contract Value. Additionally, please note that if you elect this endorsement, ownership changes are allowed, but Covered Lives cannot be changed. Under this GMDB, the original Owner and any joint Owner are the Covered Lives. If the Owner is a non-natural person, the Annuitant (and any joint Annuitant) named at election of the GMDB is a Covered Life.

Unlike the basic death benefit, this optional death benefit may provide value on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this optional death benefit endorsement terminates and no death benefit is payable. However, if the Income Date is on the Latest Income Date, then the death benefit amount is equal to:

(a)the GMDB Benefit Base on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

If there is a death benefit amount on or after the Latest Income Date, it will be payable to the Beneficiary when due proof of any Covered Life’s death is received by the Company in Good Order. If the Covered Life is not deceased as of the date that the final annuity payment under the elected income option is due, the death benefit amount will be payable in a lump sum to the Owner along with the final annuity payment.

Election of this GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Flex DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract. The Flex DB is the greater of:

(a)The Contract’s Basic Death Benefit (see the description above); or

(b)The GMWB Death Benefit, as calculated under this death benefit.

Prior to August 28, 2023, this add-on death benefit was called “LifeGuard Freedom Flex DB”.

The Flex DB is available only at issue and in conjunction with certain benefit options under the Flex GMWB and only if the Designated Life is 35 to 75 (72 for endorsements issued before February 11, 2019) years of age on the date that the endorsement is issued in connection with the Contract. For more information on Designated Lives, please see “Flex GMWB.” We reserve the right to prospectively restrict the benefit options that may be elected in connection with the Flex DB. Therefore, not all benefit options may be available at the time you are interested in electing this death benefit. Please refer to the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html, contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the benefit options. At election, the GMWB Death Benefit equals the Flex GMWB Guaranteed Withdrawal Balance (GWB) associated with the benefit option you elect. When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes. Please note that the Fixed Account Options are not available on Contracts with the Flex DB. This means you will not be able to allocate or transfer any amounts to the Fixed Account.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) your Flex GMWB Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the Excess Withdrawal is defined to be the lesser of (1) the amount of the partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceed the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the Excess Withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019).

On each fifth Contract Anniversary, the GMWB Death Benefit charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, Premium payments subsequent to that election will not be allowed. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see “Death Benefit Charges”.

The GMWB Death Benefit is not adjusted upon step-up of the Flex GMWB Guaranteed Withdrawal Balance (GWB), the application of the GWB adjustment or the application of any bonus. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal joint Owner or a spousal Beneficiary, the surviving spouse may elect to terminate Flex GMWB, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value). If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment. For more information about how the Flex GMWB works, including how the GWB and GAWA are calculated, please see “LifeGuard Freedom Flex GMWB” beginning on page 55.

Unlike the basic death benefit, Flex GMWB may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this endorsement terminates and no death benefit under the endorsement is payable. However, if the Income Date is on the Latest Income Date and one of the following income options is elected, then the corresponding death benefit is payable:

•Life Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•Specified Period Income of the GAWA. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

•Life Income. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

•Joint and Survivor. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

•Life Annuity With at Least 120 Monthly Payments. If this income option is elected and the Owner is the Annuitant or is a non-natural person, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either the GMWB Death Benefit (calculated, described above), with or without any remaining GWB, or the excess of the GMWB Death Benefit over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “Flex GMWB – Annuitization” beginning on page 62, and “Income Options” beginning on page 146.”

Election of this GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

LifeGuard Freedom Accelerator DB, if elected, replaces your basic death benefit and is the only death benefit during the accumulation phase of your Contract.

PLEASE NOTE: EFFECTIVE AUGUST 28, 2023, THIS ENDORSEMENT IS NO LONGER AVAILABLE FOR ELECTION.

The LifeGuard Freedom Accelerator DB is the greater of:

(a)The Contract's Basic Death Benefit (see the description above); or

(b)The GMWB Death Benefit, as calculated under this death benefit.

The LifeGuard Freedom Accelerator DB is available only at issue and in conjunction with the LifeGuard Freedom Accelerator GMWB and only if the Covered Life is 45 to 75 years of age on the date that the endorsement is issued in connection with the Contract. For more information on Covered Lives, please see "LifeGuard Freedom Accelerator with Joint Option GMWB." We reserve the right to prospectively change the starting GAWA% and Deferral Credit% tables associated with the LifeGuard Freedom Accelerator DB. Please refer to the current Rate Sheet Prospectus Supplement at www.jackson.com/product-literature-5.html, contact your financial professional, or contact us at our Customer Care Center, for information regarding the current starting GAWA% and Deferral Credit% tables. At election, the GMWB Death Benefit equals the LifeGuard Freedom Accelerator Guaranteed Withdrawal Balance (GWB). When purchased at Contract issuance, the GWB is your initial Premium payment, net of any applicable Premium taxes. Please note that the Fixed Account Options are not available on Contracts with the LifeGuard Freedom Accelerator DB. This means you will not be able to allocate or transfer any amounts to the Fixed Account.

At the time of a partial withdrawal, if the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the greater of (1) LifeGuard Freedom Accelerator Guaranteed Annual Withdrawal Amount (GAWA) or (2) the required minimum distribution (RMD) under the Internal Revenue Code (for certain tax-qualified Contracts), the GMWB Death Benefit will be unchanged. If a partial withdrawal plus all prior partial withdrawals made in the current Contract Year exceeds the greater of the GAWA or the RMD, the Excess Withdrawal is defined to be the lesser of (1) the total amount of the current partial withdrawal or (2) the amount by which the cumulative partial withdrawals for the current Contract Year exceed the greater of the GAWA or the RMD; and the GMWB Death Benefit is reduced in the same proportion as the Contract Value is reduced for the Excess Withdrawal. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

With each subsequent Premium received after this endorsement is effective, the GMWB Death Benefit is recalculated to equal the GMWB Death Benefit prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million.

On each fifth Contract Anniversary, the GMWB Death Benefit charge may be increased. If you elect to opt out of the current charge increase and any future charge increases at the time an increase is announced, Premium payments subsequent to that election will not be allowed. Charge increases under this provision may only occur every five years on the Contract Anniversary. If we opt not to increase a charge under this provision, the charge will not be subject to increase again until the Contract Anniversary five years thereafter. For more information, please see "Death Benefit Charges".

The GMWB Death Benefit is not adjusted upon step-up of the LifeGuard Freedom Accelerator GWB, or the application of deferral credits. The GMWB Death Benefit will terminate on the date the Contract Value equals zero.

Upon continuation of the Contract by a spousal Beneficiary, the surviving spouse may elect to terminate LifeGuard Freedom Accelerator, in which case the GMWB death benefit will be included in the calculation of the continuation adjustment (the amount by which the death benefit that would have been payable exceeds the Contract Value). If the spouse does not make such an election, the endorsement, including the death benefit thereunder, will continue in accordance with its terms, but the GMWB death benefit will not be included in the continuation adjustment.

For more information about how the LifeGuard Freedom Accelerator GMWB works, including how the GWB and GAWA are calculated, please see “For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”)” beginning on page 122.

Unlike the basic death benefit, LifeGuard Freedom Accelerator DB may provide a death benefit on or after the Income Date, which is the date on which you begin receiving annuity payments. If the Income Date is before the Latest Income Date, then this endorsement terminates and no death benefit under the endorsement is payable. However, if the Income Date is on the Latest Income Date and one of the following income options is elected, then the corresponding death benefit is payable:

•Life Income of the GAWA. This option is only available if the For Life Guarantee is in effect on the Latest Income Date. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

•Specified Period Income of the GAWA. This option is only available if the For Life Guarantee is not in effect on the Latest Income Date. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Owner’s (or either joint Owner’s) death is received by the Company in Good Order is equal to the GMWB Death Benefit as of the Income Date.

If, under this income option, no Owner is deceased as of the date that the final payment of the remaining GWB is due, the death benefit will be payable in a lump sum to the Owner(s) along with the remaining GWB.

•Life Income. This option is only available if the Owner is the Annuitant or is an entity and the GMWB Death Benefit has not been terminated. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

•Joint and Survivor. This option is only available if the Owner is the Annuitant or is an entity and the GMWB Death Benefit has not been terminated. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the survivor payee’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

•Life Annuity With at Least 120 Monthly Payments. This option is only available if the Owner is the Annuitant or is an entity and the GMWB Death Benefit has not been terminated. If this income option is elected, the death benefit payable to the Beneficiary when due proof of the Annuitant’s death is received by the Company in Good Order is equal to:

(a)the GMWB Death Benefit on the Latest Income Date; less

(b)the Contract Value on the Latest Income Date.

The death benefits under the Income Options vary depending on which Income Option you select. Either the GMWB Death Benefit (calculated, described above), with or without any remaining GWB, or the excess of the GMWB Death Benefit over the Contract Value is payable. Each is computed on the Income Date. For more information on these Income Options, see “LifeGuard Freedom Accelerator GMWB - Annuitization” beginning on page 129, and “Income Options” beginning on page 146.
Election of this GMDB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Payout Options. The basic death benefit and the optional death benefits can be paid under one of the following payout options:

•single lump-sum payment;

•payment of entire death benefit within 5 years of the date of death;

•on non-qualified contracts or for spousal Beneficiaries or Eligible Designated Beneficiaries on qualified contracts, payment of the entire death benefit under an income option over the

Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death on non-qualified contracts; or

•on qualified contracts, payment of the entire death benefit under an income option over a period not extending beyond ten (10) years, with distribution beginning within the calendar year following the calendar year of the Owner's death.

Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

If the Beneficiary elects to receive the death benefit as an income option, the Beneficiary must make that payout option election within 60 days of the date we receive proof of death and payments of the death benefit must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. If no payout option is selected, the entire death benefit will be paid within 5 years of the Owner’s date of death. The death benefit will remain invested in the Investment Divisions in accordance with the allocation instructions given by the Owner until a payout option is selected, or new instructions are received from the Beneficiary after the claim is processed. For more information, please see “Spousal Continuation Option” below.

Pre-Selected Payout Options. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

Spousal Continuation Option. If your spouse is the sole Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Spousal Continuation Option, no death benefit will be paid at that time. Moreover, except as described below, we will apply a continuation adjustment to the Contract, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. A continuation adjustment will not be made if your Contract includes the Flex DB or the LifeGuard Freedom Accelerator DB and your spouse continues that benefit after your death. We calculate the continuation adjustment amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary’s written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.

If your spouse continues the Contract in his/her own name under the Spousal Continuation Option, the new Contract Value will be considered the initial Premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.

If your spouse elects to continue the Contract, your spouse may elect to terminate any existing GMWB on the Continuation Date, and no further GMWB charges will be deducted. If your spouse does not elect to terminate a GMWB on the Continuation Date, the GMWB will continue, GMWB charges will continue to be deducted, and the GMWB may not subsequently be terminated independently from the Contract. For more information, please see the respective GMWB subsections in this prospectus. Any optional Guaranteed Minimum Death Benefit (except Flex DB and LifeGuard Freedom Accelerator DB) will terminate upon the death of the Owner. The Flex DB and LifeGuard Freedom Accelerator DB will continue for your spouse unless your spouse chooses to terminate the death benefit and the associated Flex GMWB or LifeGuard Freedom Accelerator GMWB.

The Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre-selected Death Benefit Option the Contract cannot be continued under the Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre-selected Death Benefit Option may not be available in your state. The Spousal Continuation Option is not available in the event the original Owner has been changed, or the Contract has been previously assigned. On tax-qualified Contracts, the Spousal Continuation Option is only available if the spouse is the sole Beneficiary.

Death of Owner On or After the Income Date. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

Death of Annuitant. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a legal entity (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant’s death.

Stretch Contracts. The Beneficiary of death benefit proceeds from another company’s non-qualified annuity contract or the eligible designated Beneficiary (as defined by the Internal Revenue Code and implementing regulations) of death benefit proceeds from another company’s tax-qualified annuity contract or plan, may use the death benefit proceeds to purchase a Contract (“Stretch Contract”) from us. The Beneficiary of the prior contract or plan (“Beneficial Owner”) must begin taking distributions, or must have begun taking distributions under the prior contract or plan, within one year of the decedent’s death. The distributions must be taken over a period not to exceed the life expectancy of the Beneficial Owner, and the distributions must satisfy the minimum distribution requirements resulting from the decedent’s death as defined by the Internal Revenue Code and implementing regulations. (See “Non-Qualified Contracts – Required Distributions” on page 160.) Upon the Beneficial Owner’s death, under a tax-qualified Stretch Contract, the designated Beneficiary must distribute the Contract Value on or before the end of the 10th year after the Beneficial Owner’s death. Withdrawals in excess of the minimum distribution requirements may be taken at any time. Non-qualified Stretch Contracts may not be available in all states.

The rights of Beneficial Owners are limited to those applicable to the distribution of the death benefit proceeds. Add-on benefits, other than MarketGuard Stretch GMWB, are not available.

Special requirements apply to non-qualified Stretch Contracts. All Premium payments must be received in the form of a full or partial 1035 exchange of the death benefit proceeds from a non-qualified annuity contract and other forms of Premium payments are not permitted. Joint ownership is not permitted. Please read the Contract and accompanying endorsement carefully for more information about these and other requirements.

TAXES

The following is only a general discussion of certain federal income tax issues and is not intended as tax advice to any individual. Jackson does not make any guarantee regarding the tax status of any Contract or any transaction involving the Contracts. It should be understood that the following discussion is not exhaustive and that other special rules may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws or to compare the tax treatment of the Contracts to the tax treatment of any other investment. You are responsible for determining whether your purchase of a Contract, withdrawals, income payments, and any other transactions under your Contract satisfy applicable tax law. Additional tax information is included in the Statement of Additional Information (“SAI”). You should consult your own tax advisor as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own advisor regarding these features and benefits of the Contract prior to purchasing a tax-qualified contract.

If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract. Some broker-dealers only offer the Contracts as non-qualified contracts.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal, including withdrawals under any GMWB you may elect, or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans, assignments, or pledges based on a non-qualified contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a withdrawal, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a non-qualified contract is generally treated as a non-taxable return of Premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

•paid on or after the date you reach age 59½;

•paid to your Beneficiary after you die;

•paid if you become totally disabled (as that term is defined in the Code);

•paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

•paid under an immediate annuity;

•which come from Premiums made prior to August 14, 1982; or

•other distributions as provided under applicable federal tax law.

The taxable portion of distributions from a non-qualified annuity Contract are considered investment income for purposes of the Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single head of household taxpayers, $250,000 in the case of married taxpayers filing joint returns, $250,000 in case of Qualifying surviving spouse with dependent child, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisors for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if an

Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner’s death. If the owner is a legal entity, the death of any annuitant is treated as the death of the owner for this purpose.

The requirements of (b) above can be considered satisfied if the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner. A surviving spouse must meet the requirements under federal tax law to continue the contract.

Non-Qualified Contracts - 1035 Exchanges. Under Section 1035 of the Code, you can purchase a variable annuity contract through a tax-free exchange of another annuity contract, or a life insurance or endowment contract. For the exchange to be tax-free under Section 1035, the owner and annuitant must be the same under the original annuity contract and the Contract issued to you in the exchange. If the original contract is a life insurance contract or endowment contract, the owner and the insured on the original contract must be the same as the owner and annuitant on the Contract issued to you in the exchange. Under certain circumstances, partial withdrawals may be treated as a tax-free “partial 1035 exchange” (please see the SAI for more information).

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. The Code also imposes required minimum distributions for tax-qualified contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to Premium payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

•reaches age 59½;

•leaves his/her job;

•dies;

•becomes disabled (as that term is defined in the Code); or

•experiences hardship. However, in the case of hardship, the Owner can only withdraw the Premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor. See SAI for additional details about Roth IRAs.

Constructive Withdrawals – Investment Adviser Fees. In 2019, we obtained a private letter ruling (“PLR”) from the Internal Revenue Service recognizing our ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts.

Pursuant to the guidance provided by the Internal Revenue Service, we only permit the deduction of investment adviser fees from a contract in the following circumstances:

•The contract is an advisory fee product;

•A written contract exists between the registered investment adviser and the contract owner;

•During the time that the contract owner authorizes us to deduct advisory fees directly from the contract and automatically transmit them to a registered investment adviser, the contract will be solely liable for the fees and the fees will not be paid directly by the owner;

•The fees are paid directly from the annuity contract to the registered investment adviser;

•The fees do not exceed an amount equal to an annual rate of 1.50% of the contract’s cash value.

When these requirements are met, we will not treat such a deduction of fees as a taxable distribution. In order to prevent negative tax consequences, these deductions are only permitted if the above requirements are met. Any withdrawals taken by a contract owner in scenarios that do not conform to the above requirements will be treated as any other partial withdrawal from the contract, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Death Benefits. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax advisor prior to making any assignment of your Contract.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The total value of the Contract assigned or pledged that exceeds the aggregate Premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed in connection with Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. The Code requires the Qualified Contract to be nontransferable.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an adviser in its sole and absolute discretion. See Revenue Rule 2003-91 and the SAI for additional details.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions from other tax-qualified plans which may not be rolled over are those which are:

(a)one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)a required minimum distribution; or

(c)a hardship withdrawal.

Jackson reserves the right to change tax reporting practices where it determines that a change is necessary to comply with federal or state tax rules (whether formal or informal).

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Definition of Spouse. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

JACKSON TAXATION

We reserve the right to deduct from the Contract Value any taxes attributed to the Contract and paid by us to any government entity (including, but not limited to, Premium Taxes, Federal, state and local withholding of income, estate, inheritance, other taxes required by law and any new or increased federal or state income taxes that may be enacted into law). Premium taxes generally range from 0.5% to 3.5%, which are applicable only in certain jurisdictions. We will determine when taxes relate to the Contract.

We may pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. We will withhold taxes required by law from any amounts payable from this Contract.

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options (if currently available) (each a “Designated Option”) from the one-year Fixed Account Option or any of the Investment Divisions (each a “Source Option”). If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) the one-year Fixed Account Option can be used as a Source Option for Dollar Cost Averaging only with respect to new Premiums that are allocated to that Source Option, (ii) only a twelve-month Dollar Cost Averaging period may be selected, (iii) transfers out of the one-year Fixed Account Option pursuant to such Dollar Cost Averaging will not count against the maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option and (iv) transfers from that Source Option other than such scheduled transfers will not be permitted.

To the extent that Fixed Account Options are not available or are otherwise restricted from being a Dollar Cost Averaging Source Option or Designated Option, Dollar Cost Averaging will be exclusively from or to the Investment Divisions. In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a less volatile unit value to the Investment Divisions, Dollar Cost Averaging can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.

There is no charge for Dollar Cost Averaging. You may cancel your Dollar Cost Averaging program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Dollar Cost Averaging. Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ Fixed Account Option is a “source account” designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options. A Contract Value of $15,000 is required to participate. From time to time, we will offer special enhanced interest rates on the DCA+ Fixed Account Option. If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over a DCA+ term of either twelve months or six months, as you select.

Transfers out of the DCA+ Fixed Account Option other than the automatic DCA+ transfers can be made only if you discontinue use of the DCA+ Fixed Account Option. If we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions,” then (i) you may not discontinue the DCA+ Fixed Account Option or otherwise transfer or withdraw any amounts from the DCA+ Fixed Account Option, but (ii) automatic transfers pursuant to DCA+ will not count against any maximum amount limitations we have imposed on transfers out of the one-year Fixed Account Option.

There is no charge for DCA+. You may cancel your DCA+ program using whatever methods you use to change your allocation instructions. You should consult your financial professional with respect to the current availability of the Fixed Account Options and the availability of DCA+. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year Fixed Account Option, if currently available, and the JNL/WMC Government Money Market Investment Division). Earnings Sweep may only be added within 30 days of the issue date of your Contract.

There is no charge for Earnings Sweep. You may cancel your Earnings Sweep program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Earnings Sweep. Certain restrictions may apply.

Rebalancing. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Rebalancing will terminate if your rebalancing program includes the one-year Fixed Account Option and (i) we impose any transfer restrictions on the one-year Fixed Account Option as discussed in numbered paragraphs 1-4 under “Transfers and Frequent Transfer Restrictions” or (ii) we exercise our right to require that any Premiums allocated to the one-year Fixed Account Option be automatically transferred out of that option over a period of time that we specify. In that case, however, you could re-elect automatic rebalancing without the one-year Fixed Account Option. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

There is no charge for Rebalancing. You may cancel your Rebalancing program using whatever methods you use to change your allocation instructions. You should consult with your financial professional with respect to the current availability of Rebalancing. Certain restrictions may apply.

Free Look. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

•Premiums paid to the Fixed Account, plus

•the Separate Account Contract Value, plus

•any fees (other than asset-based fees) and expenses deducted from the Premiums.

We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract (subject to state variations). We will return Premium payments where required by law. We will pay the applicable free look proceeds within seven days of a request in Good Order. If a Premium payment made by personal check or electronic draft is received within the five days preceding a free look request, we may delay payment of the free look proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds. In some states, we are required to hold the Premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the Premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, we may advertise several types of performance of the Investment Divisions.

•Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•Standardized average annual total return is calculated in accordance with SEC guidelines.

•Non-standardized total return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the Core Contract Charge and may reflect the deduction of the annual contract maintenance charge, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of charges for optional features would reduce the percentage increase or make greater any percentage decrease.

Modification of Your Contract. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in any applicable provisions or requirements of the Internal Revenue Code.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a Premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing promptly upon receipt of the statement so that we can make any appropriate adjustments.

Delivery of Fund Reports. Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future annual and semi-annual Fund reports in paper free of charge. You can inform Jackson that you wish to receive paper copies of those reports by contacting Jackson as described on the cover page of this prospectus. Your election to receive annual and semi-annual Fund reports will apply to all Funds described herein.

Legal Proceedings. Jackson and its subsidiaries are defendants in a number of other civil proceedings arising in the ordinary course of business and otherwise. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

Rule 12h-7 Reliance. Jackson is relying on Securities and Exchange Commission (“SEC”) Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

APPENDIX A

FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds (all Class I shares) available under the Contract, which is subject to change, as discussed in the prospectus. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. You can find the prospectuses and other information about the Funds online at https://www.jackson.com/fund-literature.html. You can also request this information at no cost by calling 1-800-644-4565 or by sending an email request to ProspectusRequest@jackson.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Allocation	JNL/American Funds Balanced Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.61%²	-13.46%	5.28%	6.31%
Fixed Income	JNL/American Funds Bond Fund of America Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.52%²	-12.54%	N/A	N/A
Allocation	JNL/American Funds Capital Income Builder Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.65%²	-7.29%	N/A	N/A
Fixed Income	JNL/American Funds Capital World Bond Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.74%²	-17.67%	-1.79%	-0.54%
International/Global Equity	JNL/American Funds Global Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.76%²	-24.82%	7.06%	N/A
International/Global Equity	JNL/American Funds Global Small Capitalization Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.95%²	-29.59%	2.79%	6.78%
U.S. Equity	JNL/American Funds Growth Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.60%²	-29.95%	11.10%	N/A
U.S. Equity	JNL/American Funds Growth-Income Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.61%²	-16.57%	7.74%	11.38%
International/Global Equity	JNL/American Funds International Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.87%²	-20.87%	-1.11%	3.77%
International/Global Equity	JNL/American Funds New World Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.96%²	-22.20%	2.20%	4.11%
U.S. Equity	JNL/American Funds® Washington Mutual Investors Fund[1]
	(Investment Adviser to the Master Fund: Capital Research and Management CompanySM)	0.61%²	-8.64%	7.04%	11.17%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Alternative	JNL Multi-Manager Alternative Fund
	(Boston Partners Global Investors, Inc.; DoubleLine Capital LP; First Pacific Advisors, LP; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Westchester Capital Management, LLC; and Western Asset Management Company, LLC)	1.89%	-10.20%	1.07%	N/A
International/Global Equity	JNL Multi-Manager Emerging Markets Equity Fund
	(Kayne Anderson Rudnick Investment Management, LLC; T. Rowe Price Associates, Inc. (Sub-Sub-Adviser: T. Rowe Price Hong Kong Limited); WCM Investment Management, LLC; and Wellington Management Company LLP)	0.92%	-23.93%	-4.20%	-0.48%
International/Global Equity	JNL Multi-Manager International Small Cap Fund
	(Baillie Gifford Overseas Limited; Causeway Capital Management LLC; and WCM Investment Management, LLC)	0.91%	-30.27%	N/A	N/A
U.S. Equity	JNL Multi-Manager Mid Cap Fund
	(Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Kayne Anderson Rudnick Investment Management, LLC; Nuance Investments, LLC; and Victory Capital Management Inc.)	0.78%	-16.18%	7.94%	N/A
U.S. Equity	JNL Multi-Manager Small Cap Growth Fund
	(BAMCO, Inc.; Granahan Investment Management, Inc.; Kayne Anderson Rudnick Investment Management, LLC; Segall Bryant & Hamill, LLC; Victory Capital Management Inc.; and WCM Investment Management, LLC)	0.67%	-30.88%	7.01%	9.32%
U.S. Equity	JNL Multi-Manager Small Cap Value Fund
	(Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Reinhart Partners, LLC; River Road Asset Management, LLC; and WCM Investment Management, LLC)	0.79%	-11.93%	4.36%	7.68%
Allocation	JNL iShares Tactical Moderate Fund
	(Mellon Investments Corporation)	0.49%	-12.88%	2.24%	N/A
Allocation	JNL iShares Tactical Moderate Growth Fund
	(Mellon Investments Corporation)	0.51%	-14.09%	3.34%	N/A
Allocation	JNL iShares Tactical Growth Fund
	(Mellon Investments Corporation)	0.52%	-15.12%	4.18%	N/A
Allocation	JNL/American Funds Moderate Growth Allocation Fund
		0.68%	-16.98%	4.17%	N/A
Allocation	JNL/American Funds Growth Allocation Fund
		0.70%	-19.05%	5.46%	N/A
International/Global Equity	JNL/AB Sustainable Global Thematic Fund
	(AllianceBernstein L.P.)	0.86%	N/A	N/A	N/A
U.S. Equity	JNL/AQR Large Cap Defensive Style Fund
	(AQR Capital Management, LLC)	0.56%	-8.30%	N/A	N/A
International/Global Equity	JNL/Baillie Gifford International Growth Fund
	(Baillie Gifford Overseas Limited)	0.68%	-37.06%	1.03%	N/A
Allocation	JNL/BlackRock Global Allocation Fund
	(BlackRock Investment Management, LLC)	0.77%	-15.27%	3.53%	5.03%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Alternative	JNL/BlackRock Global Natural Resources Fund
	(BlackRock International Limited)	0.68%	18.17%	9.07%	3.22%
U.S. Equity	JNL/BlackRock Large Cap Select Growth Fund
	(BlackRock Investment Management, LLC)	0.54%²	-37.69%	7.23%	11.95%
International/Global Equity	JNL/Causeway International Value Select Fund
	(Causeway Capital Management LLC)	0.67%	-6.74%	1.24%	3.77%
U.S. Equity	JNL/ClearBridge Large Cap Growth Fund
	(ClearBridge Investments, LLC)	0.65%	-32.33%	7.32%	N/A
International/Global Equity	JNL/DFA International Core Equity Fund
	(Dimensional Fund Advisors LP)	0.55%²	-11.66%	N/A	N/A
U.S. Equity	JNL/DFA U.S. Core Equity Fund
	(Dimensional Fund Advisors LP)	0.45%²	-15.30%	8.58%	11.75%
U.S. Equity	JNL/DFA U.S. Small Cap Fund
	(Dimensional Fund Advisors LP)	0.63%²	-13.48%	5.82%	N/A
Fixed Income	JNL/DoubleLine® Core Fixed Income Fund
	(DoubleLine Capital LP)	0.48%	-13.02%	-0.23%	1.00%
Fixed Income	JNL/DoubleLine® Emerging Markets Fixed Income Fund
	(DoubleLine Capital LP)	0.77%	-14.78%	-0.64%	N/A
U.S. Equity	JNL/DoubleLine® Shiller Enhanced CAPE® Fund
	(DoubleLine Capital LP)	0.71%	-23.49%	7.14%	N/A
Fixed Income	JNL/DoubleLine® Total Return Fund
	(DoubleLine Capital LP)	0.52%	-12.75%	-0.60%	N/A
Fixed Income	JNL/Fidelity Institutional Asset Management® Total Bond Fund
	(FIAM LLC)	0.51%	-13.21%	0.32%	1.23%
Alternative	JNL/First Sentier Global Infrastructure Fund
	(First Sentier Investors (Australia) IM Ltd)	0.85%	-3.73%	4.72%	5.44%
Allocation	JNL/Franklin Templeton Income Fund
	(Franklin Advisers, Inc.)	0.63%	-4.23%	4.51%	5.59%
U.S. Equity	JNL/Goldman Sachs 4 Fund
	(Goldman Sachs Asset Management, L.P)	0.39%	-10.70%	8.45%	N/A
International/Global Equity	JNL/GQG Emerging Markets Equity Fund
	(GQG Partners, LLC)	1.07%	-21.69%	1.21%	N/A
International/Global Equity	JNL/Harris Oakmark Global Equity Fund
	(Harris Associates L.P.)	0.84%	-15.79%	2.35%	N/A
Sector Equity	JNL/Heitman U.S. Focused Real Estate Fund
	(Heitman Real Estate Securities LLC)	0.80%	-25.55%	N/A	N/A
U.S. Equity	JNL/Invesco Diversified Dividend Fund
	(Invesco Advisers, Inc.)	0.69%	-1.72%	6.42%	N/A
International/Global Equity	JNL/Invesco Global Growth Fund
	(Invesco Advisers, Inc.)	0.65%	-32.02%	3.00%	7.86%
U.S. Equity	JNL/Invesco Small Cap Growth Fund
	(Invesco Advisers, Inc.)	0.76%	-35.12%	4.51%	10.02%
Allocation	JNL/JPMorgan Global Allocation Fund
	(J.P. Morgan Investment Management Inc.)	0.77%²	-18.83%	1.45%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Alternative	JNL/JPMorgan Hedged Equity Fund
	(J.P. Morgan Investment Management Inc.)	0.66%	-8.12%	N/A	N/A
U.S. Equity	JNL/JPMorgan MidCap Growth Fund
	(J.P. Morgan Investment Management Inc.)	0.59%	-26.87%	10.08%	13.20%
Fixed Income	JNL/JPMorgan U.S. Government & Quality Bond Fund
	(J.P. Morgan Investment Management Inc.)	0.40%	-11.38%	0.08%	0.74%
U.S. Equity	JNL/JPMorgan U.S. Value Fund
	(J.P. Morgan Investment Management Inc.)	0.59%	-2.64%	6.20%	8.39%
International/Global Equity	JNL/Lazard International Strategic Equity Fund
	(Lazard Asset Management LLC)	0.81%	-16.85%	2.09%	N/A
International/Global Equity	JNL/Loomis Sayles Global Growth Fund
	(Loomis, Sayles & Company, L.P.)	0.70%	-25.97%	N/A	N/A
Fixed Income	JNL/Lord Abbett Short Duration Income Fund
	(Lord, Abbett & Co. LLC)	0.50%	-4.73%	N/A	N/A
U.S. Equity	JNL/Mellon DowSM Index Fund
	(Mellon Investments Corporation)	0.30%²	-7.15%	8.06%	N/A
International/Global Equity	JNL/Mellon Emerging Markets Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.39%²	-18.63%	-1.43%	0.98%
International/Global Equity	JNL/Mellon World Index Fund
	(Mellon Investments Corporation)	0.30%²	-17.76%	6.28%	N/A
U.S. Equity	JNL/Mellon Nasdaq® 100 Index Fund
	(Mellon Investments Corporation)	0.30%²	-32.57%	12.03%	15.74%
U.S. Equity	JNL/Mellon S&P 400 MidCap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.26%²	-13.27%	6.46%	10.46%
U.S. Equity	JNL/Mellon Small Cap Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.26%²	-16.38%	5.65%	10.07%
International/Global Equity	JNL/Mellon International Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.32%²	-13.91%	1.58%	4.50%
Fixed Income	JNL/Mellon Bond Index Fund[3]
	(Investment Sub-Adviser to the Master Fund: Mellon Investments Corporation)	0.26%²	-13.26%	-0.25%	0.72%
U.S. Equity	JNL/Mellon U.S. Stock Market Index Fund
	(Mellon Investments Corporation)	0.30%	-19.65%	8.49%	N/A
Sector Equity	JNL/Mellon Communication Services Sector Fund
	(Mellon Investments Corporation)	0.31%²	-41.13%	0.59%	5.73%
Sector Equity	JNL/Mellon Consumer Discretionary Sector Fund
	(Mellon Investments Corporation)	0.29%²	-35.72%	8.03%	12.30%
Sector Equity	JNL/Mellon Consumer Staples Sector Fund
	(Mellon Investments Corporation)	0.30%²	-2.84%	7.73%	N/A
Sector Equity	JNL/Mellon Energy Sector Fund
	(Mellon Investments Corporation)	0.29%²	61.88%	7.79%	4.58%
Sector Equity	JNL/Mellon Financial Sector Fund
	(Mellon Investments Corporation)	0.29%²	-12.56%	4.71%	10.87%

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Sector Equity	JNL/Mellon Healthcare Sector Fund
	(Mellon Investments Corporation)	0.28%²	-5.43%	11.53%	14.47%
Sector Equity	JNL/Mellon Industrials Sector Fund
	(Mellon Investments Corporation)	0.31%²	-8.35%	7.26%	N/A
Sector Equity	JNL/Mellon Information Technology Sector Fund
	(Mellon Investments Corporation)	0.27%²	-31.76%	14.46%	17.16%
Sector Equity	JNL/Mellon Materials Sector Fund
	(Mellon Investments Corporation)	0.31%²	-11.57%	6.45%	N/A
Sector Equity	JNL/Mellon Real Estate Sector Fund
	(Mellon Investments Corporation)	0.31%²	-25.82%	3.58%	N/A
U.S. Equity	JNL S&P 500 Index Fund
	(Mellon Investments Corporation)	0.09%²	-18.18%	9.23%	N/A
Sector Equity	JNL/Mellon Utilities Sector Fund
	(Mellon Investments Corporation)	0.30%²	1.22%	8.84%	N/A
U.S. Equity	JNL/MFS Mid Cap Value Fund
	(Massachusetts Financial Services Company (d/b/a MFS Investment Management))	0.65%	-8.76%	7.67%	9.87%
U.S. Equity	JNL/Morningstar U.S. Sustainability Index Fund
	(Mellon Investments Corporation)	0.36%²	-19.71%	9.88%	N/A
U.S. Equity	JNL/Morningstar Wide Moat Index Fund
	(Mellon Investments Corporation)	0.46%	-13.52%	N/A	N/A
Fixed Income	JNL/Neuberger Berman Strategic Income Fund
	(Neuberger Berman Investment Advisers LLC)	0.65%	-10.59%	1.18%	2.30%
U.S. Equity	JNL/Newton Equity Income Fund
	(Newton Investment Management North America, LLC)	0.61%	4.11%	10.76%	N/A
Fixed Income	JNL/PIMCO Income Fund
	(Pacific Investment Management Company LLC)	0.64%	-7.81%	1.48%	N/A
Fixed Income	JNL/PIMCO Investment Grade Credit Bond Fund
	(Pacific Investment Management Company LLC)	0.51%	-16.23%	0.54%	N/A
Fixed Income	JNL/PIMCO Real Return Fund
	(Pacific Investment Management Company LLC)	0.65%	-11.55%	2.20%	1.06%
Fixed Income	JNL/PPM America Floating Rate Income Fund
	(PPM America, Inc.; FIAM LLC)	0.65%	-4.34%	1.55%	N/A
Fixed Income	JNL/PPM America High Yield Bond Fund
	(PPM America, Inc.)	0.45%	-11.44%	1.57%	3.33%
Fixed Income	JNL/PPM America Total Return Fund
	(PPM America, Inc.)	0.48%	-13.77%	0.59%	N/A
U.S. Equity	JNL/RAFI® Fundamental U.S. Small Cap Fund
	(Mellon Investments Corporation)	0.32%²	-13.70%	1.63%	6.84%
U.S. Equity	JNL/RAFI® Multi-Factor U.S. Equity Fund
	(Mellon Investments Corporation)	0.37%	-7.75%	6.93%	10.17%
Allocation	JNL/T. Rowe Price Balanced Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.69%	-17.42%	3.83%	N/A
Allocation	JNL/T. Rowe Price Capital Appreciation Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.68%	-11.65%	9.04%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
U.S. Equity	JNL/T. Rowe Price Established Growth Fund
	(T. Rowe Price Associates, Inc.)	0.53%	-38.63%	4.72%	11.15%
U.S. Equity	JNL/T. Rowe Price Mid-Cap Growth Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.69%	-21.83%	7.19%	11.96%
Fixed Income	JNL/T. Rowe Price Short-Term Bond Fund
	(T. Rowe Price Associates, Inc.)	0.41%	-4.29%	1.08%	0.99%
Fixed Income	JNL/T. Rowe Price U.S. High Yield Fund
	(T. Rowe Price Associates, Inc.; Sub-Sub-Adviser: T. Rowe Price Investment Management, Inc.)	0.64%	-14.56%	0.22%	N/A
U.S. Equity	JNL/T. Rowe Price Value Fund
	(T. Rowe Price Associates, Inc.)	0.58%	-11.27%	7.91%	11.48%
Allocation	JNL/Vanguard Moderate ETF Allocation Fund
	(Mellon Investments Corporation)	0.27%²	-13.70%	2.51%	N/A
Allocation	JNL/Vanguard Moderate Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.28%²	-15.13%	3.52%	N/A
Allocation	JNL/Vanguard Growth ETF Allocation Fund
	(Mellon Investments Corporation)	0.27%²	-16.23%	4.60%	N/A
International/Global Equity	JNL/WCM Focused International Equity Fund
	(WCM Investment Management, LLC)	0.82%	-28.50%	6.90%	N/A
Alternative	JNL/Westchester Capital Event Driven Fund
	(Westchester Capital Management, LLC)	1.29%	-3.04%	4.75%	N/A
Fixed Income	JNL/Western Asset Global Multi-Sector Bond Fund
	(Western Asset Management Company, LLC; Sub-Sub-Advisers: Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.)	0.70%	-5.50%	-2.78%	-0.70%
International/Global Equity	JNL/William Blair International Leaders Fund
	(William Blair Investment Management, LLC)	0.66%	-24.82%	0.01%	3.69%
Allocation	JNL/WMC Balanced Fund
	(Wellington Management Company LLP)	0.42%	-13.69%	5.67%	7.98%
U.S. Equity	JNL/WMC Equity Income Fund
	(Wellington Management Company LLP)	0.59%	0.81%	8.76%	N/A
Sector Equity	JNL/WMC Global Real Estate Fund
	(Wellington Management Company LLP)	0.73%	-27.38%	-1.26%	2.28%
Fixed Income	JNL/WMC Government Money Market Fund
	(Wellington Management Company LLP)	0.26%	1.27%	1.05%	0.56%
U.S. Equity	JNL/WMC Value Fund
	(Wellington Management Company LLP)	0.48%	-4.56%	7.33%	10.27%
Allocation	JNL/Goldman Sachs Managed Conservative Fund
	(Goldman Sachs Asset Management, L.P.)	0.74%	-14.39%	1.13%	N/A
Allocation	JNL/Goldman Sachs Managed Moderate Fund
	(Goldman Sachs Asset Management, L.P.)	0.75%	-16.26%	2.43%	N/A
Allocation	JNL/Goldman Sachs Managed Moderate Growth Fund
	(Goldman Sachs Asset Management, L.P.)	0.76%	-18.70%	3.60%	N/A
Allocation	JNL/Goldman Sachs Managed Growth Fund
	(Goldman Sachs Asset Management, L.P.)	0.79%	-20.91%	4.94%	N/A

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) *The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Allocation	JNL/Goldman Sachs Managed Aggressive Growth Fund
	(Goldman Sachs Asset Management, L.P.)	0.81%	-21.95%	5.48%	N/A
Allocation	JNL Conservative Allocation Fund
		0.85%	-12.89%	1.38%	N/A
Allocation	JNL Moderate Allocation Fund
		0.85%	-14.45%	2.61%	N/A
Allocation	JNL Moderate Growth Allocation Fund
		0.87%	-15.52%	3.48%	N/A
Allocation	JNL Growth Allocation Fund
		0.87%	-18.40%	3.91%	N/A
Allocation	JNL Aggressive Growth Allocation Fund
		0.88%	-19.61%	4.28%	N/A

1	Capital Research and Management Company is the investment adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
2	The Fund’s current expenses reflect temporary fee reductions.
3	Mellon Investments Corporation is the investment sub-adviser of the master fund in which this feeder fund invests. Under the master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.

APPENDIX B

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

The "Dow Jones Industrial Average" is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Jackson National Life Insurance Company and its Affiliates (collectively, "Jackson"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average™ are trademarks of Dow Jones Trademark Holdings, LLC ("Dow Jones"); and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson. The JNL/Mellon DowSM Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, expressed or implied, to the owners of the JNL/Mellon DowSM Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon DowSM Index Fund particularly or the ability of the Dow Jones Industrial Average to track general market performance. S&P Dow Jones Indices' only relationship to Jackson is the licensing of the Dow Jones Industrial Average and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average is determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL/Mellon DowSM Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the JNL/Mellon DowSM Index Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL/Mellon DowSM Index Fund or the timing of the issuance or sale of the JNL/Mellon DowSM Index Fund in the determination or calculation of the equation by which the JNL/Mellon DowSM Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL/Mellon DowSM Index Fund. There is no assurance that investment products based on the Dow Jones Industrial Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon DowSM Index Fund currently being issued by Jackson, but which may be similar to and competitive with the JNL/Mellon DowSM Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE JNL/MELLON DOWSM INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index, (collectively, the "Indices") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by Jackson National Life Insurance Company ("Jackson") and its affiliates (collectively, "Jackson"). Standard & Poor's®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and these trademarks have been licensed for use by SPDJI and have been sub-licensed for certain purposes by Jackson. The JNL S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and JNL/Mellon Small Cap

Index Fund (collectively, the "JNL Funds") are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices' only relationship to Jackson with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL Funds. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the JNL Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds in the determination or calculation of the equation by which the JNL Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL Funds currently being issued by Jackson, but which may be similar to and competitive with JNL Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The JNL/Mellon Nasdaq® 100 Index Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the JNL/Mellon Nasdaq® 100 Index Fund. The Corporations make no representation or warranty, express or implied to the owners of the JNL/Mellon Nasdaq® 100 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon Nasdaq® 100 Index Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company ("Licensee") is in the licensing of the NASDAQ®, and Nasdaq-100® IndexTM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the JNL/Mellon Nasdaq® 100 Index Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the JNL/Mellon Nasdaq® 100 Index Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the JNL/Mellon Nasdaq® 100 Index Fund to be issued or in the determination or calculation of the equation by which the JNL/Mellon Nasdaq® 100 Index Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the JNL/Mellon Nasdaq® 100 Index Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE JNL/MELLON NASDAQ® 100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morningstar® and the Morningstar Indices (as defined below) are trademarks or service marks of Morningstar, Inc. ("Morningstar") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM"). The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Morningstar, or any of its affiliated companies (all such entities, collectively, ''Morningstar Entities") or the Loan Syndications and Trading Association (“LSTA”). The Morningstar Entities and LSTA make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds in particular or the ability of the Morningstar Indices to track general stock market performance. The Morningstar Entities' only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar and LSTA; and (ii) of the Morningstar Indices which is determined, composed and calculated by the Morningstar Entities without regard to JNAM or the JNL Funds. The Morningstar Entities have no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Morningstar Indices. The Morningstar Entities and LSTA are not responsible for and have not participated in the determination of the prices and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds or in the determination or calculation of the equation by which the JNL Funds are converted into cash. The Morningstar Entities and LSTA have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Aggressive Target Risk IndexSM	JNL Aggressive Growth Allocation Fund JNL/Goldman Sachs Managed Aggressive Growth Fund
Morningstar® Conservative Target Risk IndexSM	JNL Conservative Allocation Fund JNL/Goldman Sachs Managed Conservative Fund
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM
JNL/Lazard International Strategic Equity Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Mellon International Index Fund
JNL/T. Rowe Price Balanced Fund

Morningstar® Developed Markets ex-North America Value Target Market Exposure IndexSM	JNL/Causeway International Value Select Fund
Morningstar® Developed Markets ex-US Target Market Exposure IndexSM	JNL/DFA International Core Equity Fund
Morningstar® Developed Markets Target Market Exposure IndexSM	JNL/BlackRock Global Allocation Fund JNL/Harris Oakmark Global Equity Fund JNL/Mellon World Index Fund
Morningstar® Dividend Composite IndexSM	JNL/WMC Equity Income Fund
Morningstar® Emerging Markets IndexSM	JNL Multi-Manager Emerging Markets Equity Fund
Morningstar® Emerging Markets Target Market Exposure IndexSM	JNL/Mellon Emerging Markets Index Fund JNL/GQG Emerging Markets Equity Fund
Morningstar® Global ex-US Small Cap Target Market Exposure Index SM	JNL Multi-Manager International Small Cap Fund
Morningstar® Global ex-US Target Market Exposure IndexSM	JNL/American Funds International Fund JNL/Baillie Gifford International Growth Fund JNL/WCM Focused International Equity Fund JNL/William Blair International Leaders Fund
Morningstar® Global Small Cap Target Market Exposure IndexSM	JNL/American Funds Global Small Capitalization Fund

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Global Target Market Exposure IndexSM
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/AB Sustainable Global Thematic Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/American Funds New World Fund
JNL/Invesco Global Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® LSTA US Leveraged Loan IndexSM	JNL/PPM America Floating Rate Income Fund
Morningstar® Moderate Target Risk IndexSM
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/T. Rowe Price Balanced Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® Moderately Aggressive Target Risk IndexSM	JNL iShares Tactical Growth Fund JNL Growth Allocation Fund JNL/American Funds Growth Allocation Fund JNL/Goldman Sachs Managed Growth Fund JNL/Vanguard Growth ETF Allocation Fund
Morningstar® Moderately Conservative Target Risk IndexSM	JNL iShares Tactical Moderate Fund JNL Moderate Allocation Fund JNL/Goldman Sachs Managed Moderate Fund JNL/Vanguard Moderate ETF Allocation Fund
Morningstar® US Basic Materials IndexSM	JNL/Mellon Materials Sector Fund
Morningstar® US Communication Services IndexSM	JNL/Mellon Communication Services Sector Fund
Morningstar® US Consumer Cyclical IndexSM	JNL/Mellon Consumer Discretionary Sector Fund
Morningstar® US Consumer Defensive IndexSM	JNL/Mellon Consumer Staples Sector Fund
Morningstar® US Energy IndexSM	JNL/Mellon Energy Sector Fund
Morningstar® US Financial Services IndexSM	JNL/Mellon Financial Sector Fund
Morningstar® US Healthcare IndexSM	JNL/Mellon Healthcare Sector Fund
Morningstar® US Industrials IndexSM	JNL/Mellon Industrials Sector Fund
Morningstar® US Large-Mid Cap IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Large-Mid Cap Broad Growth IndexSM	JNL/BlackRock Large Cap Select Growth Fund JNL/ClearBridge Large Cap Growth Fund JNL/T. Rowe Price Established Growth Fund
Morningstar® US Large-Mid Cap Broad Value IndexSM	JNL/Invesco Diversified Dividend Fund JNL/JPMorgan U.S. Value Fund JNL/Newton Equity Income Fund JNL/T. Rowe Price Value Fund JNL/WMC Value Fund
Morningstar® US Market IndexSM	JNL/Mellon U.S. Stock Market Index Fund
Morningstar® US Market Extended IndexSM	JNL/DFA U.S. Core Equity Fund

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® US Mid Cap Broad Growth IndexSM	JNL/JPMorgan MidCap Growth Fund JNL/T. Rowe Price Mid-Cap Growth Fund
Morningstar® US Mid Cap Broad Value IndexSM	JNL/MFS Mid Cap Value Fund
Morningstar® US Mid Cap IndexSM	JNL Multi-Manager Mid Cap Fund
Morningstar® US Real Estate IndexSM	JNL/Mellon Real Estate Sector Fund
Morningstar® US REIT IndexSM	JNL/Heitman U.S. Focused Real Estate Fund
Morningstar® US Small Cap Broad Growth Extended IndexSM	JNL Multi-Manager Small Cap Growth Fund JNL/Invesco Small Cap Growth Fund
Morningstar® US Small Cap Broad Value Extended IndexSM	JNL Multi-Manager Small Cap Value Fund
Morningstar® US Small Cap Extended IndexSM	JNL/DFA U.S. Small Cap Fund JNL/RAFI® Fundamental U.S. Small Cap Fund
Morningstar® US Technology IndexSM	JNL/Mellon Information Technology Sector Fund
Morningstar® US Target Market Exposure IndexSM	JNL/AQR Large Cap Defensive Style Fund
Morningstar® US Sustainability IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Utilities IndexSM	JNL/Mellon Utilities Sector Fund
Morningstar® Wide Moat Focus IndexSM	JNL/Morningstar Wide Moat Index Fund

THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES OR LSTA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The JNL/RAFI® Fundamental U.S. Small Cap Fund and JNL/RAFI® Multi-Factor U.S. Equity Fund (the "JNL/RAFI Funds") are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the "RAFI Parties") nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor® US Index and RAFI Fundamental US Small Index (each an "Index") or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index® and RAFI® are registered trademarks of Research Affiliates, LLC in the US and other countries.

"Bloomberg®" and the Bloomberg Indices (as defined below) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM").

The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly. The only relationship of Bloomberg to JNAM is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which is determined, composed and calculated by BISL without regard to JNAM or the JNL Funds. Bloomberg has no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to JNL Funds customers, in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Bloomberg Indices")	Fund (collectively, the "JNL Funds")
Bloomberg 1-3 Year Government/Credit Index	JNL/T. Rowe Price Short-Term Bond Fund
Bloomberg Global Aggregate Index	JNL/American Funds Capital World Bond Fund JNL/JPMorgan Global Allocation Fund JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. High Yield 2% Issuer Cap Index	JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. Aggregate Bond Index
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Balanced Fund
JNL/American Funds Bond Fund of America Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Mellon Bond Index Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PPM America Total Return Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/WMC Balanced Fund

Bloomberg U.S. Credit Bond Index	JNL/PIMCO Investment Grade Credit Bond Fund
Bloomberg U.S. Government Bond Index	JNL/JPMorgan U.S. Government & Quality Bond Fund
Bloomberg U.S. TIPS Index	JNL/PIMCO Real Return Fund

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE JNL FUNDS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector II ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector II ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector II ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector II ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector II ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector II ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector II ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Wilshire®, the Wilshire IndexesSM, Wilshire Liquid Alternative IndexSM, and Wilshire Liquid Alternative Event Driven IndexSM are service marks of Wilshire Advisors LLC (“Wilshire”) and have been licensed for use by Jackson National Asset Management, LLC. All copyrightable subject matter in the Indexes and Index Data is © 2023 Wilshire Advisors LLC, all rights reserved. The JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund (together, the “JNL Funds”) are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations, warranties or other commitments with respect to the JNL Funds. Wilshire does not accept any liability to any person for any loss or damage arising out of any error or omission in the Indexes or the Index Data.

APPENDIX C

SELLING FIRM SUPPORT

Below is a complete list of Selling Firms that received marketing and distribution and/or administrative support in 2022 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

Aegis Capital Corp
Agents Training Seminar Inc
Alliance Global Partners
American Capital Partners LLC
American Portfolios Financial Services
Ameriprise
Ameritas Investment Corp.
APW Capital, Inc.
Arete Wealth Management LLC
Aria
Arkadios Capital
Arlington Securities, Inc
Arvest Investments
Aurora Securities Inc.
Ausdal Financial Partners Inc.
Avantax (formerly H.D. Vest Investment Securities, Inc.)
B Riley Wealth Management
BancWest Investment Services, Inc.
Bankers Life Securities Inc
BBVA Investment Solutions
BCG Securities, Inc
Benjamin Edwards
Berthal Fisher & Co.
Brokers International Financial Service
Cabot Lodge
Cadaret Grant & Company
Calton & Associates Inc.
Cambridge Investment
Cape Securities Inc
Capital Investment Companies
Capitol Securities Management
Carson Pacific
Centaurus Financial
Center Street Securities
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists
Cetera Investment Services LLC
CFD Investments, Inc.
CitiGroup Global Markets, Inc.
Citizens Investment Services (formerly CCO)
Citywire
Client One Securities LLC
Commonwealth Financial Network
Concorde Investment Services
Concourse Financial Group Securities, Inc.
Country Capital Management Co
Crown Capital Securities LP
CUNA Brokerage Services
CUSO Financial Services Inc & L.P.
D. A. Davidson & Company
Davenport & Company
Dempsey Lord Smith, LLC
DFPG Investments
Dominion Investor Services
DPL (The Leader's Group)
Equitable Network (formerly AXA)
Equity Services
Fifth Third Securities
FIG
First Allied Securities Inc.
First Heartland
First Horizon (formerly FTB Advisors)
Fortune Financial Services
Founders Financial Securities
FSC Securities Corporation
G. A. Repple & Company
G. W. Sherwold Associates. Inc.
Geneos Wealth Management, Inc.
GLP Investment Services, LLC
Gradient Radient Securities, LLC
Grove Point LLC (formerly H Beck, Inc.)
GWN Securities Inc.
Halo
Hantz
Hantz Financial Services
Harbour Investment
Hightower Securities (Hightower Holding, LLC)
Hilltop Securities Inc.
Hornor Townsend & Kent Inc
IFP Securities, LLC
Independent Financial Group
Infinex Investments, Inc.
Innovation Partners LLC
Institutional Securities Corp
International Asset Advisory
Intervest International Equities Corp
Investacorp, Inc.
Investment Professional Inc.
J W Cole Financial Inc.
Janney, Montgomery Scott, LLC
JJB Hilliard WL Lyons LLC
Kestra Financial Services (formerly NFP Securities, Inc.)
Key Investment Services
Kingswood Capital Partners LLC
KMS Financial Services
Kovack Securities, Inc.
Lasalle St Securities LLC
Lifemark Securities
Lincoln Financial Advisors
Lincoln Financial Securities Corp
Lincoln Investment Planning
Lion Street Financial LLC
LL Global Inc.
LPL Financial Corporation
M Holdings Securities Inc.
M&T Securities
Massachusetts Mutual Life Insurance Company
Merrill Lynch
MML Investors Services / MSI Financial Services
Moloney Securities Co Inc
Money Concepts Capital Corp
Morgan Stanley Smith Barney LLC
Mutual Advisors, LLC
Mutual Of Omaha
Mutual Securities Inc
National Securities Corp
Nationwide Planning Associates
Navy Federal Financial Group, LLC
Next Financial Group
Northeast Securities, Inc.
OneAmerica Securities, Inc
Oppenheimer & Co. Inc.
Packerland Brokerage Services
Palladium
Park Avenue Securities
Parkland Securities, LLC
Parsonex Securities Inc
Peak Brokerage Services
Pinnacle Group
Planmember Securities Corp
PNC Investments LLC
Private Client Services LLC
Producer's Choice
ProEquities, Inc.
Prospera Financial Services Inc.
Pruco Securities
Purshe Kaplan Sterling
Questar Capital Corporation
Raymond James & Associates Inc.
RBC Capital Markets Corporation
Robert W Baird & Co Inc.
Rogan & Associates
Royal Alliance Associates, Inc.
SA Stones Wealth Management Inc.
Sagepoint Financial, Inc.
Santander Securities, LLC
Saxony Securities Inc
SCF Securities
Schwab/TD Ameritrade
Securian Financial Services, Inc.
Securities America, Inc.
Securities Management & Research Inc
Securities Service Network
Sigma Financial Corporation
Signator Investors, Inc.
Silicon Valley Association of Insurance & Financial Advisors, Inc.
C-1

Silver Oak Securities
Sorrento Pacific Financial
Sowell Financial
ST Bernard Financial Services
State Farm VP Management Corp
Stifel Nicolaus & Co. Inc.
Strategic Financial Alliance
Summitt Brokerage Services
Symphonic Securities LLC
Syndicated Capital Inc
Tandem Securities Inc
TFS Securities Inc.
The Huntington Investment Company
THE O.N. Equity Sales Company
Transamerica Financial Services, Inc.
Transitional Broker
Triad Advisors
Trinity Wealth Securities LLC
TruChoice
UBS Financial Services, Inc.
Union Capital Company
UnionBanc Investment Services LLC
United Planners Financial
US Bancorp Investments Inc.
USA Financial Securities Corp
ValMark Securities, Inc.
Vanderbilt Securities
Variable Investment Advisors Inc
Verity Investments Inc
Voya Financial Advisors
Waddell & Reed
Wells Fargo Advisors / Investments
Wescom Financial Services
Western International Securities
Wintrust Investments LLC
Woodbury Financial Services, Inc.
Woodmen Financial Services Inc
World Equity Group
Worth Financial Group Inc.
C-2

APPENDIX D

GMWB PROSPECTUS EXAMPLES

I.    AUTOGUARD

Unless otherwise specified, the following examples assume you elected an AutoGuard GMWB with a 5% benefit when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪Example 1a: If the GMWB is elected at issue:
s    Your initial GWB is $100,000, which is your initial Premium payment.
s    Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).

▪Example 1b : If the GMWB is elected after issue (if permitted) when the Contract Value is $105,000:
s    Your initial GWB is $105,000, which is your Contract Value ($105,000) on the effective date of the endorsement.
s    Your GAWA is $5,250, which is 5% of your initial GWB ($105,000 * 0.05 = $5,250).

Example 2: This example demonstrates how your GAWA is determined.

▪If your GAWA% is 5% based on your Contract and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
s    Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 3b).
s    Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of the amount of increase in your GWB resulting from the additional Premium payment

▪Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $9,950,000 and your GAWA is $497,500 at the time of payment:
s    Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $10,000,000.
s    Your GAWA is $500,000, which is your GAWA prior to the additional Premium payment ($497,500) plus 5% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.05 = $2,500).

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA for endorsements for non-qualified and qualified Contracts that do not permit withdrawals in excess of the GAWA or which is the greater of your GAWA or your RMD for those GMWBs related to qualified Contracts that permit withdrawals in excess of the GAWA to equal your RMD).

▪Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
s    Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
s    Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
s    Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
s    Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Notes:
s    If your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
s    Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].
s    Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
s    Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].
s    Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
s    Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].
s    Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1-($10,000-$5,000) / ($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    If your GWB falls below your GAWA, your GAWA will be adjusted to equal your GWB.

s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

•Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
s    Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000 * 0.05 = $10,000).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

•Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000 * 0.05 = $4,500).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
s    Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

•Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:
s    If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000 * 0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
s    If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000 * 0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.
-    If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    If the step-up would result in an increase in your GAWA and the requested withdrawal is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
s    This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s    Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
s    If your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

II.    FLEX NET GMWB

Unless otherwise specified, the following examples apply to and assume you elected Flex Net GMWB (referred to as LifeGuard Freedom Net GMWB prior to August 28, 2023 and referred to below as a GMWB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 5%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

Example 1: This example demonstrates how GMWB values are set at election.

•Your initial GWB is $100,000, which is your initial Premium payment.
•Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).

▪Notes:
s    Your initial Bonus Base is set equal to your GWB.
s    Your initial GWB Adjustment is set equal to 180% times your initial GWB.
s    Your initial GMWB Earnings Determination Baseline is set equal to your initial Premium payment.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the date you elect to opt out of GMWB charge increases, the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary, or upon election of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, and your GWB is $100,000 at the time of payment:
s    Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 4b).
s    Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000 * 0.05 = $2,500).

•Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000 and your GWB is $9,950,000 and your GAWA is $497,500 at the time of payment:
s    Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $10,000,000.
s    Your GAWA is $500,000, which is your GAWA prior to the additional Premium payment ($497,500) plus 5% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.05 = $2,500).

▪Notes:
s    Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.
s    Your Bonus Base is increased by the Premium payment, subject to a maximum of $10,000,000.
s    If the Premium payment occurs prior to the first Contract Anniversary, your GWB Adjustment is increased by the Premium payment, net of any applicable taxes, times 180%, subject to a maximum of $10,000,000. For example, if you make an additional Premium payment, net of any applicable taxes, of $50,000 prior to your first Contract Anniversary, and your GWB Adjustment value before the additional Premium payment is $180,000, then the GWB Adjustment is increased by 180% of the additional Premium payment, net of any applicable taxes. The resulting GWB Adjustment is $180,000 + $90,000 = $270,000.
s    If the Premium payment occurs on or after the first Contract Anniversary, your GWB Adjustment is increased by the Premium payment, subject to a maximum of $10,000,000. For example, if you make an additional Premium payment, net of any applicable taxes, of $50,000 after your first Contract Anniversary, and your GWB Adjustment value before the additional Premium payment is $180,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable taxes. The resulting GWB Adjustment is $180,000 + $50,000 = $230,000.
s    Your GMWB Earnings Determination Baseline is increased by the Premium payment. The GMWB Earnings Determination Baseline is not subject to a maximum of $10,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount. (which is the greater of your GAWA or your RMD).

▪Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
s    Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
s    Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
s    Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
s    Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
s    If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪Notes:
s    Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s    Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.
s    This endorsement includes an Earnings-Sensitive Adjustment provision:
-    The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.
-    An Earnings-Sensitive Adjustment will apply to your withdrawal, which will allow you to withdraw additional amounts from your Contract during that Contract Year without causing a proportional reduction of your GMWB. See Examples 14a and 14b.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

•Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
s    Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].
s    Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
s    Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].
s    Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
s    Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].
s    Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1-($10,000-$5,000) / ($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.
s    Your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.
s    This endorsement includes an Earnings-Sensitive Adjustment provision:
-    The GMWB Earnings Determination Baseline will be reduced by the amount of the withdrawal in excess of GMWB Earnings. The GMWB Earnings Determination Baseline cannot be reduced below zero, however. See Example 14.
-    Your GWB will be reduced dollar-for-dollar for up to the sum of the Earnings-Sensitive Adjustments during that Contract Year and the GAWA, and your GWB and GAWA will be reduced proportionally only for the portion of the withdrawal in excess of that amount. See Example 14c.

Example 6: This example illustrates how GMWB values are re-determined upon step-up.

•Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).
s    If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).
-    If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

•Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000 * 0.05 = $4,500).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.
s    If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).
-    Even though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

•Notes:

s    Your GWB will only step-up to the Contract Value if the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s    Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
s    Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
s    Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
s    Your GMWB Earnings Determination Baseline remains unchanged since step-ups do not impact the GMWB Earnings Determination Baseline.
s    If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.
-    All adjustments are made on the date of the transaction. The quarterly adjusted Contract Value is first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (as defined in example 5), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

•Example7a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up your GWB is $100,000 and you wish to step-up your GWB (or your GWB is due to step-up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:
s    If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000 * 0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.
-    If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.
1.If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.
s    If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000 * 0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving

Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.
-    If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).
1.If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

•Notes:
s    As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.
-    If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.
-    If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
s    This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
s    Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
s    Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
s    Your GAWA% is determined at the time of the withdrawal (if not previously determined).
s    Your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.
s    Your GMWB Earnings Determination Baseline would not be adjusted for the step-up since step-ups do not impact the GMWB Earnings Determination Baseline, but your GMWB Earnings Determination Baseline may be reduced for the withdrawal. See example 14 to see how the GMWB Earnings Determination Baseline is re-determined on a withdrawal.
s    If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.
-    All adjustments are made on the date of the transaction. The quarterly adjusted Contract Value is first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (as defined in example 5), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Guaranteed Withdrawal Balance Bonus.

i.Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $105,000, which is equal to your GWB plus 5% of your Bonus Base ($100,000 + $100,000 * 0.05 = $105,000).
s    Your GAWA for the next year is recalculated to equal $5,250, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($105,000 * 0.05 = $5,250).

s    After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($105,000 / $5,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $95,000, which is equal to your GWB plus 5% of your Bonus Base ($90,000 + $100,000 * 0.05 = $95,000).
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($95,000 * 0.05 = $4,750).
s    After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your Bonus Base is not recalculated upon the application of the bonus to your GWB.
s    Your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.
s    Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the bonus.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Your GMWB Earnings Determination Baseline remains unchanged since the GMWB Earnings Determination Baseline is not impacted by the application of the bonus.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined.

•Example 9a: This example demonstrates what happens if on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
s    Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000 * 0.05 = $2,500).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

•Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
s    You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.
s    The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

•Example 9c: This example demonstrates what happens if on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s    Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0 * 0.05 = $0).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).
s    Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your reset date is the Contract Anniversary on or immediately following the date you attain age 59½ (or in the case of Joint Owners, the oldest Joint Owner attains age 59½ or the date the youngest Covered Life attains, or would have attained, age 59½ if your endorsement is a For Life GMWB with Joint Option).

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

•This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.
s    Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

•Notes:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59½.
s    Your Bonus Base remains unchanged at the time of continuation.
s    Your GMWB Earnings Determination Baseline remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the Guaranteed Withdrawal Balance Adjustment.

•Example 11a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $180,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
s    Your new GWB is recalculated to equal $180,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($180,000).

•Example 11b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $180,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
s    Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($180,000).

•Notes:
s    The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
s    Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
s    No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
s    No adjustment is made to your GMWB Earnings Determination Baseline since the GMWB Earnings Determination Baseline is not impacted by the GWB Adjustment.

Example 12: This example expands on the basic examples at pages 79 and 92 and demonstrates how GMWB values are valued and re-determined at the time of a withdrawal when the Earnings-Sensitive Adjustment increases the permissible withdrawal amount.

•Example 12a: This example demonstrates how the Earnings-Sensitive Adjustment is applied if the GMWB Earnings are in excess of the total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $118,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:
s    Your GMWB Earnings are equal to $18,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($118,000 - $100,000 = $18,000).
s    Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.
s    The Earnings-Sensitive Adjustment is equal to $3,333, which is the lesser of two quantities:
-    $7,200, which is equal to 40% of the GMWB Earnings (0.40 * $18,000 = $7,200)
-    $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
s    The total withdrawal amount is equal to $8,333, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $3,333 = $8,333).
s    Your Contract Value after the withdrawal is equal to $109,667, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($118,000 - $8,333 = $109,667).
s    Your GMWB Earnings Determination Baseline after the withdrawal is equal to $100,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($0, since the withdrawal of $8,333 is less than the GMWB Earnings of $18,000). Since the GMWB Earnings is in excess of the total withdrawal the GMWB Earnings Determination Baseline is not reduced.
s    Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,333 + $5,000 - $8,333 = 0).
s    Your GWB after the withdrawal is equal to $91,667, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $8,333 = $91,667). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.
s    Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($3,333) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

•Example 12b: This example demonstrates how the Earnings-Sensitive Adjustment is applied if there are no GMWB Earnings in the Contract, i.e. your Contract Value is less than the GMWB Earnings Determination Baseline at the time of your total withdrawal. This example assumes that you request a withdrawal that includes the applicable Earnings-Sensitive Adjustment, if any, where at the time of the withdrawal your Contract Value is $98,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year. Thus, your requested withdrawal amount (before the application of the Earnings-Sensitive Adjustment) is $5,000:
s    Your GMWB Earnings are equal to $0, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($98,000 - $100,000 = -$2,000 which is less than zero).
s    Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.
s    The Earnings-Sensitive Adjustment is equal to $0, which is the lesser of two quantities:
-    $0, which is equal to 40% of the GMWB Earnings (0.40 * $0 = $0)

-    $3,333, which is equal to 2/3 of the lesser of the MEWAR and the withdrawal amount prior to the Earnings-Sensitive Adjustment (2/3 * $5,000 = $3,333).
s    The total withdrawal amount is equal to $5,000, which is the requested withdrawal amount before the Earnings-Sensitive Adjustment (or your MEWAR) plus the Earnings-Sensitive Adjustment ($5,000 + $0 = $5,000).
s    Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($98,000 - $5,000 = $93,000).
s    Your GMWB Earnings Determination Baseline after the withdrawal is equal to $95,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($5,000 - $0 = $5,000). Since there are no GMWB Earnings at the time of the withdrawal the GMWB Earnings Determination Baseline is reduced by the total withdrawal amount.
s    Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $5,000 = 0).
s    Your GWB after the withdrawal is equal to $95,000, which is the GWB before the withdrawal less the total partial withdrawal ($100,000 - $5,000 = $95,000). Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), no proportional reduction applies to your GWB for this withdrawal.
s    Since the total partial withdrawals for the year do not exceed the total Earnings-Sensitive Adjustments for the current Contract Year ($0) plus the GAWA ($5,000), your GAWA is unchanged after the withdrawal.

•Example 12c: This example demonstrates an Excess Withdrawal that results in a re-determination of your GWB and GAWA. This example assumes that you request a withdrawal for $15,000 where at the time of the withdrawal your Contract Value is $108,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Earnings Determination Baseline is $100,000, and the For Life Guarantee is in effect. You have taken no other partial withdrawals during the current Contract Year.
s    Your GMWB Earnings are equal to $8,000, which is the greater of zero and your Contract Value less your GMWB Earnings Determination Baseline ($108,000 - $100,000 = $8,000).
s    Your MEWAR is equal to $5,000, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($0 + $5,000 - $0 = $5,000). Since no withdrawals have been taken in the current Contract Year the MEWAR equals the GAWA.
s    Because you specified a withdrawal of exactly $15,000 including the Earnings-Sensitive Adjustment, the amount of the Earnings-Sensitive Adjustment for that withdrawal must be calculated. This requires a couple of steps.
First, the Earnings-Sensitive Adjustment that would apply to a withdrawal of the MEWAR is calculated. This is the maximum Earnings-Sensitive Adjustment that could apply to a withdrawal of any size at that time. The maximum Earnings-Sensitive Adjustment is equal to $3,200, which is the lesser of two quantities:
    $3,200, which is equal to 40% of the GMWB Earnings (0.40 * $8,000 = $3,200)
    $3,333, which is equal to 2/3 of the MEWAR (2/3 * $5,000 = $3,333)

Second, your requested withdrawal is compared to the withdrawal of the MEWAR ($5,000) plus the maximum Earnings-Sensitive Adjustment ($3,200). Your requested withdrawal of $15,000 is greater than $8,200 ($5,000 + $3,200), so your Earnings-Sensitive Adjustment is equal to the maximum Earnings-Sensitive Adjustment ($3,200).
Thus, your $15,000 withdrawal has a $3,200 Earnings-Sensitive Adjustment. Note that the result is the same as if you had requested a withdrawal of $11,800 plus the Earnings-Sensitive Adjustment, since your total withdrawal would also have been $15,000 in that case.

s    The total withdrawal amount is equal to $15,000. Thus, your requested withdrawal exceeds your GAWA plus the Earnings-Sensitive Adjustment.
s    Your Contract Value after the withdrawal is equal to $93,000, which is the Contract Value prior to the withdrawal less the total withdrawal amount ($108,000 - $15,000 = $93,000).
s    Your GMWB Earnings Determination Baseline after the withdrawal is equal to $93,000, which is the GMWB Earnings Determination Baseline prior to the withdrawal ($100,000) reduced by the amount of the withdrawal in excess of GMWB Earnings ($15,000 - $8,000 = $7,000). Since a portion of the total withdrawal ($7,000) is in excess of GMWB Earnings, the GMWB Earnings Determination Baseline is reduced by the amount of the withdrawal in excess of GMWB Earnings.
s    Your MEWAR after the withdrawal is equal to $0, which is the greater of zero and the Earnings-Sensitive Adjustments thus far in the current Contract Year plus the GAWA less all partial withdrawals thus far in the current Contract Year ($3,200 + $5,000 - $15,000 = -$6,800 which is less than zero).
s    Your GWB after the withdrawal is equal to $85,545, which is your GWB reduced dollar-for-dollar for your GAWA plus the Earnings-Sensitive Adjustments in the current Contract Year, then reduced in the same proportion that the Contract

Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [($100,000 - $8,200) * (1 - ($15,000 - $8,200) / ($108,000 - $8,200)) = $85,545].
s    Since the total partial withdrawals for the year ($15,000) then exceeds the total Earnings-Sensitive Adjustments for the current Contract Year ($3,200) plus the GAWA ($5,000), your GAWA after the withdrawal is equal to $4,659, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA plus the Earnings-Sensitive Adjustments for the current Contract Year [$5,000 * (1-($15,000-$8,200) / ($108,000-$8,200))=$4,659].

•Notes:
s    If your For Life Guarantee is not in effect, your Earnings-Sensitive Adjustment may not exceed the greater of zero or your GWB less the MEWAR.
s    If you request a withdrawal of an exact amount (for example, you wish to take a withdrawal from your Contract Value of only your GAWA, and no more), an Earnings-Sensitive Adjustment will still be calculated. The effect of that Earnings-Sensitive Adjustment will be to potentially allow for an additional amount available for withdrawal during the current Contract Year without incurring proportional reduction of your benefit. In other words, due to the Earnings-Sensitive Adjustment your GAWA may decrease by less than the total amount of Contract Value withdrawn.

III.    FLEX GMWB

Unless otherwise specified, the following examples apply to and assume you elected Flex GMWB (referred to as LifeGuard Freedom Flex GMWB prior to August 28, 2023, and referred to below as a GMWB) when you purchased your Contract, no other add-on benefits, your initial Premium payment net of any applicable taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA% is first determined corresponds to a GAWA% of 5%, the GMWB elected has a bonus percentage of 6%, and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA% is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 6%, the examples will still apply if you replace the 6% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected and replace the 190% GWB Adjustment in each of the GWB adjustment calculations with the appropriate GWB adjustment percentage for the GMWB you elected. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

•Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable taxes.
•Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).

▪Notes:
s    Your initial Bonus Base is set equal to your GWB.
s    Your initial GWB Adjustment is set equal to 190% times your initial GWB.
s    If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the date you elect to opt out of GMWB charge increases, the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $50,000, and your GWB is $100,000 at the time of payment:
s    Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable taxes ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 4b).

s    Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable taxes ($50,000 * 0.05 = $2,500).

▪Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable taxes, of $100,000 and your GWB is $9,950,000 and your GAWA is $497,500 at the time of payment:
s    Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment, net of any applicable taxes ($100,000) exceeds the maximum of $10,000,000.
s    Your GAWA is $500,000, which is your GAWA prior to the additional Premium payment ($497,500) plus 5% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.05 = $2,500).

▪Notes:
s    Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
s    Your Bonus Base is increased by the Premium payment, net of any applicable taxes, subject to a maximum of $10,000,000.
s    If the Premium payment occurs prior to the first Contract Anniversary, your GWB Adjustment is increased by the Premium payment, net of any applicable taxes, times 190%, subject to a maximum of $10,000,000. For example, if, as in Example 3a, you make an additional Premium payment, net of any applicable taxes, of $50,000 prior to your first Contract Anniversary, and your GWB Adjustment value before the additional Premium payment is $190,000, then the GWB Adjustment is increased by 190% of the additional Premium payment, net of any applicable taxes. The resulting GWB Adjustment is $190,000 + $95,000 = $285,000.
s    If the Premium payment occurs on or after the first Contract Anniversary, your GWB Adjustment is increased by the Premium payment, net of any applicable taxes, subject to a maximum of $10,000,000. For example, if you make an additional Premium payment, net of any applicable taxes, of $50,000 after your first Contract Anniversary, and your GWB Adjustment value before the additional Premium payment is $190,000, then the GWB Adjustment is increased by 100% of the additional Premium payment, net of any applicable taxes. The resulting GWB Adjustment is $190,000 + $50,000 = $240,000.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable taxes, subject to a maximum of $10,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

▪Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
s    Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
s    Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
s    Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
s    Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
s    If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪Notes:
s    Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.
s    Your GWB Adjustment provision is terminated since a withdrawal is taken.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will not be reduced since the withdrawal did not exceed the greater of the GAWA or the RMD.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
s    Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].
s    Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
s    Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].
s    Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
s    Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].
s        Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1-($10,000-$5,000) / ($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.
s    Your GWB Adjustment provision is terminated since a withdrawal is taken.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

•Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).
s    If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).
-    If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

•Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable).
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000 * 0.05 = $4,500).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.
s    If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).
-    Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

•Notes:
s    Your GWB will only step-up to the Contract Value if the Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.
s    Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.

s    Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
s    Your GWB Adjustment remains unchanged since step-ups do not impact the GWB Adjustment.
s    If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.
s    If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.
-    All adjustments are made on the date of the transaction. The quarterly adjusted Contract Value is first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (as defined in example 5), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

•Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:
s    If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000 * 0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.
-    If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.
-    If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.
s    If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) becomes $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable) prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value (as determined based on either the Contract Anniversary Value or the Highest Quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000 * 0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-    If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $195,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).
-    If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

•Notes:
s    As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.
-    If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
s    This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
s    Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
s    The GAWA% is determined at the time of the withdrawal (if not previously determined).
s    Your GWB Adjustment provision is terminated at the time of the withdrawal.
s    If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.
s    If your endorsement bases Step-Ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.
-    All adjustments are made on the date of the transaction. The quarterly adjusted Contract Value is first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (as defined in example 5), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

•Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $106,000, which is equal to your GWB plus 6% of your Bonus Base ($100,000 + $100,000 * 0.06 = $106,000).
s    Your GAWA for the next year is equal $5,300, which is 5% of your new GWB ($106,000 * 0.05 = $5,300).
s    After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($106,000 / $5,300 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $96,000, which is equal to your GWB plus 6% of your Bonus Base ($90,000 + $100,000 * 0.06 = $96,000).
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Bonus ($5,000) or 2) 5% of your new GWB ($96,000 * 0.05 = $4,800).
s    After the application of the Bonus, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($96,000 / $5,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.
s    Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your GAWA% has been determined.
s    Your GWB Adjustment remains unchanged since the GWB Adjustment is not impacted by the application of the Bonus.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Bonus.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the Flex GMWB and the Flex with Joint Option GMWB becomes effective after the effective date of the endorsement at age 59½. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

•Example 9a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
s    Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000 * 0.05 = $2,500).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

•Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:
s    You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.
s    The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

•Example 9c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
s    Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0 * 0.05 = $0).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).
s    Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

•This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.
s    Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

•Notes:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59½. Your Bonus Base remains unchanged at the time of continuation.

Example 11: This example demonstrates how the GWB is re-determined upon application of the GWB Adjustment.

ii.Example 11a: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $160,000, your GWB Adjustment is $190,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
s    Your new GWB is recalculated to equal $190,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($160,000) or 2) the GWB Adjustment ($190,000).

i.Example 11b: This example demonstrates what happens if on the GWB Adjustment Date, your GWB is $210,000, your GWB Adjustment is $190,000, and you have taken no withdrawals on or prior to the GWB Adjustment Date:
s    Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the GWB Adjustment ($210,000) or 2) the GWB Adjustment ($190,000).

ii.Notes:
s    The GWB Adjustment provision is terminated on the GWB Adjustment Date after the GWB Adjustment is applied (if any).
s    Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
s    No adjustment is made to your Bonus Base since the Bonus Base is not impacted by the GWB Adjustment.
s    If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB Death Benefit since the GMWB Death Benefit is not impacted by the GWB Adjustment.

IV.    MARKETGUARD STRETCH

Unless otherwise specified, the following examples assume you elected MarketGuard Stretch with a 5% benefit when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment was $100,000, your GAWA is greater than your Stretch RMD at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, and no prior partial withdrawals have been made. The examples also assume that the GMWB has not been terminated as described in the Access to Your Money section of this prospectus.

Example 1: This example demonstrates how GMWB values are set at election.

▪Example 1a: If the GMWB is elected at issue:
s    Your initial GWB is $100,000, which is your initial Premium payment.
s    Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).
s    Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪Example 1b: If the GMWB is elected after issue (if permitted) when the Contract Value is $100,000 at the time the GMWB is elected:
s    Your initial GWB is $100,000, which is your Contract Value on the effective date of the endorsement.
s    Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).
s    Your initial GMWB Charge Base is $100,000, which is your initial GWB.

▪Example 1c: If the GMWB is elected after issue (if permitted) when the Contract Value is $110,000 at the time the GMWB is elected:
s    Your initial GWB in your new GMWB is $110,000, which is your Contract Value on the effective date of the endorsement.
s    Your GAWA is $5,500, which is 5% of your initial GWB ($110,000 * 0.05 = $5,500).

▪Notes:
s    Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero.

Example 2: This example demonstrates how your GAWA% is determined. Your GAWA% is determined on the earlier of the time of your first withdrawal or the date that your Contract Value reduces to zero. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

▪Example 3a: This example demonstrates what happens if you make an additional Premium payment of $50,000, your GWB is $100,000, your GAWA is $5,000, your GMWB Charge Base is $100,000:
s    Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 3b).
s    Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000 * 0.05 = $2,500).
s    Your new GMWB Charge Base is $150,000, which is your GMWB Charge Base prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000). Your GMWB Charge Base is subject to a maximum of $10,000,000 (see Example 3b).

▪Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment of $100,000, your GWB is $9,950,000, your GAWA is $497,500, and your GMWB Charge Base is $9,950,000 at the time of payment:
s    Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $10,000,000.
s    Your GAWA is $500,000, which is your GAWA prior to the additional Premium payment ($497,500) plus 5% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.05 = $2,500).
s    Your new GMWB Charge Base is $10,000,000, which is the maximum, since your GMWB Charge Base prior to the additional Premium payment ($9,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $10,000,000.

▪Notes:
s    Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your Stretch RMD).

▪Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:
s    Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
s    Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
s    Your GMWB Charge Base remains $100,000, since you did not withdraw an amount that exceeds your GAWA.
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Example 4b: This example demonstrates what happens if you withdraw an amount equal to your Stretch RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and your GMWB Charge Base is $100,000:
s    Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
s    Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
s    Your GMWB Charge Base remains $100,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your Stretch RMD ($7,500).
s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

▪Notes:
s    If your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

▪Example 5a -This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:
s    Your new GWB is $91,200, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].
s    Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
s    Your GMWB Charge Base is recalculated to equal $96,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $96,000].

▪Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:

s    Your new GWB is $90,250, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].
s    Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
s    Your GMWB Charge Base is recalculated to equal $95,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $95,000].

▪Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000, your GWB is $100,000, and your GMWB Charge Base is $100,000:
s    Your new GWB is $85,500, which is your GWB reduced dollar-for-dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].
s    Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1-($10,000-$5,000) / ($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
s    Your GMWB Charge Base is recalculated to equal $90,000, which is your current GMWB Charge Base reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$100,000,000 * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $90,000].

iii.Notes:
s    If your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example demonstrates how the GMWB Maturity Year affects your GMWB.

▪Example 6a: This example demonstrates what happens if your Contract Value is $5,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
s    Your GMWB Maturity Year payment equals $3,000, which is the excess of your GWB ($8,000) over your Contract Value ($5,000).
s    Your Contract Value remains $5,000.
s    Your GMWB terminates. No further benefits will be payable under your GMWB.

▪Example 6b: This example demonstrates what happens if your Contract Value is $15,000 and your GWB is $8,000 on the Contract Anniversary occurring in your GMWB Maturity Year:
s    Your GMWB Maturity Year payment equals zero, since your GWB ($8,000) does not exceed your Contract Value ($15,000).
s    Your Contract Value remains $15,000.
s    Your GMWB terminates. No further benefits will be payable under your GMWB.

▪Notes:
s    Your GMWB Maturity Year is determined on the effective date of the endorsement and will not change, even if the GMWB is continued by your Beneficiary.

V.    LIFEGUARD FREEDOM ACCELERATOR

Unless otherwise specified, the following examples apply to and assume you elected LifeGuard Freedom Accelerator GMWB (referred to below as a GMWB) when you purchased your Contract, no other add-on benefits, your initial Premium payment net of any applicable taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges and no prior partial withdrawals have been made. The examples assume that your age when the GAWA is first determined corresponds to a GAWA% of 5% and the GMWB and any For Life Guarantee have not been terminated. If your age at the time the GAWA is first determined corresponds to a GAWA% other than 5%, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. References to the GMWB Death Benefit refer to a death benefit provided by certain GMWB endorsements, but not to any separate death benefit endorsement.

Example 1: This example demonstrates how GMWB values are set at election.

•Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable taxes.
•Your GAWA is $5,000, which is 5% of your initial GWB ($100,000 * 0.05 = $5,000).

•Notes:
s    If your endorsement includes a GMWB Death Benefit provision, your initial GMWB Death Benefit is set equal to your initial GWB.

Example 2: This example demonstrates how your GAWA is determined. Your starting GAWA% and Deferral Credit% is determined based on Your age on the effective date of the GMWB. Your GAWA% is equal to Your starting GAWA% plus the Deferral Credit% for each year You do not take a withdrawal during the Deferral Credit Period. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

•If, at the time the GAWA is determined, your GAWA% is 5% and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

•Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $50,000, and your GWB is $100,000 at the time of payment:
s    Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable taxes ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 4b).
s    Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment, net of any applicable taxes ($50,000 * 0.05 = $2,500).

•Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable taxes, of $100,000 and your GWB is $9,950,000 and your GAWA is $497,500 at the time of payment:
s    Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment, net of any applicable taxes ($100,000) exceeds the maximum of $10,000,000.
s    Your GAWA is $500,000, which is your GAWA prior to the additional Premium payment ($497,500) plus 5% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.05 = $2,500).

•Notes:
s    Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA has been determined.
s    If the subsequent Premium payment occurs on or after the first Contract Anniversary following the election of the GMWB, your total Premium payments in any Contract Year are limited to the lesser of 5% of first-year Premium or $10,000.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit is increased by the Premium payment, net of any applicable taxes, subject to a maximum of $10,000,000.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

•Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
s    Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
s    Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s    If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
s    Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
s    Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
s    If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), it would take approximately an additional 12 years to deplete your GWB ($92,500 / $7,500 per year = approximately 12 years), provided that there are no further adjustments made to your GWB or your RMD (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 12 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    No Deferral Credit will be applied to your GAWA% at the end of the Contract Year in which the withdrawal is taken.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will be reduced by the amount of the withdrawal.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

•Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
s    Your new GWB is $91,200, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].
s    Your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
s    Your new GWB is $90,250, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].
s    Your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
s    Your new GWB is $85,500, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].
s    Your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1-($10,000-$5,000) / ($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    No Deferral Credit will be applied to your GAWA% at the end of the Contract Year in which the withdrawal is taken.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit will first be reduced dollar-for-dollar for any portion of the withdrawal not defined as an Excess Withdrawal, then be reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

•Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.
s    Your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000 * 0.05 = $10,000).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:
s    Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000 * 0.05 = $4,500).
-    After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal)

and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your GWB will only step-up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.
s    Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA has been determined.
s    If your endorsement contains a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since step-ups do not impact the GMWB Death Benefit.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

•Example 7a: This example demonstrates what happens if prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $5,000:
s    If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is equal to $10,000, which is 5% of your new GWB ($200,000 * 0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = approximately 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.
s    If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000 * 0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

Notes:
s    As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.
-    If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
-    Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
s    This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
s    If your endorsement contains a GMWB Death Benefit provision, the GMWB Death Benefit would not be adjusted for the step-up since step-ups do not impact the GMWB Death Benefit, but your GMWB Death Benefit may be reduced for the withdrawal.

s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
s    Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Deferral Credit applied to your GAWA%.

•Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Deferral Credit% is 0.40%, and your GAWA is $5,000:
s    Your new GAWA% is recalculated to equal 5.40%, which is equal to your previous GAWA% plus a 0.40% Deferral Credit (5.00% + 0.40% = 5.40%).
s    Your GAWA for the next year is equal $5,400, which is 5.40% of your GWB ($100,000 * 0.0540 = $5,400).
s    After the application of the Deferral Credit, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 19 years to deplete your GWB ($100,000 / $5,400 per year = approximately 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Deferral Credit% is 0.40%, and your GAWA is $5,000:
s    Your new GAWA% is recalculated to equal 5.40%, which is equal to your previous GAWA% plus a 0.40% Deferral Credit (5.00% + 0.40% = 5.40%).
s    Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the Deferral Credit ($5,000) or 2) 5.40% of your new GWB ($90,000 * 0.0540 = $4,860).
s    After the application of the Deferral Credit, if you continued to take annual withdrawals equal to your GAWA, it would take approximately an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = approximately 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
s    Your GAWA is recalculated upon the application of the Deferral Credit (as described above) only if the application of the Deferral Credit occurs after your GAWA has been determined.
s    If your endorsement includes a GMWB Death Benefit provision, your GMWB Death Benefit remains unchanged since the GMWB Death Benefit is not impacted by the application of the Deferral Credit.
s    If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the LifeGuard Freedom Accelerator and the LifeGuard Freedom Accelerator with Joint Option becomes effective after the effective date of the endorsement at age 59½. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

•Example 9a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
s    Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000 * 0.05 = $2,500).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

•Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000 and your GAWA is $5,000:
s    You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.
s    The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

•Example 9c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
s    Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0 * 0.05 = $0).
s    The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).
s    Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

•This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The GAWA% and the GAWA will continue to be determined or re-determined based on starting GAWA% and Deferral Credit% based on the youngest Covered Life’s age on the effective date of the GMWB. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on starting GAWA% and Deferral Credit% based on the youngest Covered Life’s age on the effective date of the GMWB. The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.
s    The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.
s    Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

•Notes:
s    If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59½.

VI.    FLEX STRATEGIC INCOME

Unless otherwise specified, the following examples apply to and assume you elected Flex Strategic Income GMWB (referred to below as a GMWB) when you purchased your Contract, no other add-on benefits, your initial Premium payment net of any applicable taxes was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the Accelerated Withdrawal Period has not started. The examples assume that your age when the Accelerated GAWA% and Standard GAWA% are first determined correspond to an Accelerated GAWA% of 6.25% and a Standard GAWA% of 4.00%. the GMWB elected has a bonus percentage of 5%, and the GMWB and any For Life Guarantee have not been terminated. The examples assume that the Accelerated Withdrawal Period ends on the 10th Contract Anniversary following the later of the date the Accelerated GAWA% and Standard GAWA% are determined or the most recent step-up that results in an increase in GAWA. If your age at the time the Accelerated GAWA% and Standard GAWA% are first determined does not correspond to an Accelerated GAWA% of 6.25% and a Standard GAWA% of 4.00%, the examples will still apply, given that you replace the 6.25% and 4.00% in each of the GAWA calculations with the appropriate Accelerated GAWA% and Standard GAWA%. If you elected a GMWB with a bonus percentage other than 5%, the examples will still apply if you replace the 5% in each of the bonus calculations with the appropriate bonus percentage for the GMWB you elected.

Example 1: This example demonstrates how GMWB values are set at election.

•Your initial GWB is $100,000, which is your initial Premium payment, net of any applicable taxes.
•Your GAWA is $6,250, which is your Accelerated GAWA% multiplied by your initial GWB ($100,000 * 0.0625 = $6,250).

• Notes:
•Your initial Bonus Base is set equal to your GWB.

Example 2: This example demonstrates how your Accelerated GAWA% and Standard GAWA% are determined. Your Accelerated GAWA% and Standard GAWA% are determined at the same time on the earlier of the date you elect to opt out of GMWB charge increases, the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option. Your Accelerated GAWA% and Standard GAWA% are set based upon your attained age at that time. Your initial GAWA is determined based on the Accelerated GAWA% and the GWB at that time.

•If, at the time the GAWA% is determined, your Accelerated GAWA% is 6.25% based on your attained age, your Standard GAWA% is 4.00% based on your attained age, and your GWB is $100,000, your initial GAWA is $6,250, which is your Accelerated GAWA% multiplied by your GWB at that time ($100,000 * 0.0625 = $6,250).
•The Accelerated Withdrawal Period will begin on the date that the Accelerated GAWA% and Standard GAWA% are determined and will end on the 10th Contract Anniversary following such date.

Example 3: This example demonstrates how upon payment of a subsequent Premium, GMWB values may be re-determined.

•Example 3a: This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $50,000, and your GWB is $100,000 at the time of payment:
◦Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment, net of any applicable taxes ($50,000). Your GWB is subject to a maximum of $10,000,000 (see Example 3b).
◦Your GAWA is $9,375, which is your GAWA prior to the additional Premium payment ($6,250) plus 6.25% of your additional Premium payment, net of any applicable taxes ($50,000 * 0.0625 = $3,125).

•Example 3b: This example demonstrates how GWB and GAWA are affected by the GWB $10,000,000 maximum, upon payment of a subsequent Premium. If you make an additional Premium payment, net of any applicable taxes, of $100,000 and your GWB is $9,950,000 and your GAWA is $621,875 at the time of payment:
◦Your new GWB is $10,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($9,950,000) plus your additional Premium payment, net of any applicable taxes ($100,000) exceeds the maximum of $10,000,000.

◦Your GAWA is $625,000, which is your GAWA prior to the additional Premium payment ($621,875) plus 6.25% of the allowable $50,000 increase in your GWB (($10,000,000 - $9,950,000) * 0.0625 = $3,125).

•Notes:
◦Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
◦Your Bonus Base is increased by the Premium payment, net of any applicable taxes, subject to a maximum of $10,000,000.
◦Your Accelerated Withdrawal Period does not re-start as a result of an increase in GAWA upon payment of a subsequent Premium.

Example 4: This example demonstrates how GMWB values are re-determined upon withdrawal of the guaranteed amount (which is your GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA)).

•Example 4a: This example demonstrates what happens if you withdraw an amount equal to your GAWA ($6,250) when your GWB is $100,000. The Contract Value before the withdrawal is $100,000 and the Accelerated Withdrawal Period starts on the date of the withdrawal:
◦Your new GWB is $93,750, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($6,250).
◦Your new Contract Value is $93,750, which is your Contract Value prior to the withdrawal ($100,000) less the amount of the withdrawal ($6,250).
◦Your GAWA for the next year remains $6,250, since you did not withdraw an amount that exceeds your GAWA, the Accelerated Withdrawal Period has not expired, and the Contract Value is greater than zero.
◦The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 4b: This example demonstrates what happens if you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($6,250) when your GWB is $100,000 and the RMD provision is in effect for your endorsement. The Contract Value before the withdrawal is $100,000 and the Accelerated Withdrawal Period starts on the date of the withdrawal:
◦Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
◦Your GAWA for the next year remains $6,250, since your withdrawal did not exceed the greater of your GAWA ($6,250) or your RMD ($7,500), the Accelerated Withdrawal Period has not expired, and the Contract Value is greater than zero.
◦The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your initial and unchanged RMD ($7,500), withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your RMD could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
◦Your Bonus Base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.
◦Your Accelerated Withdrawal Period begins on the date of the withdrawal if the Accelerated GAWA% and Standard GAWA% are determined at that time.
◦If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
◦Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.

Example 5: This example demonstrates how GMWB values are re-determined upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4).

•Example 5a: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($6,250) when your Contract Value is $130,000 and your GWB is $100,000:
◦Your new GWB is $90,909.09, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $6,250) * (1 - ($10,000 - $6,250) / ($130,000 - $6,250)) = $90,909.09].
◦Your GAWA is recalculated to equal $6,060.61, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$6,250 * (1 - ($10,000 - $6,250) / ($130,000 - $6,250)) = $6,060.61].
◦The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date

•Example 5b: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($6,250) when your Contract Value is $105,000 and your GWB is $100,000:
◦Your new GWB is $90,189.87, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $6,250) * (1 - ($10,000 - $6,250) / ($105,000 - $6,250)) = $90,189.87].
◦Your GAWA is recalculated to equal $6,012.66, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$6,250 * (1 - ($10,000 - $6,250) / ($105,000 - $6,250)) = $6,012.66].
◦The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date

•Example 5c: This example demonstrates what happens if you withdraw an amount ($10,000) that exceeds your GAWA ($6,250) when your Contract Value is $55,000 and your GWB is $100,000:
◦Your new GWB is $86,538.46, which is your GWB, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal [($100,000 - $6,250) * (1 - ($10,000 - $6,250) / ($55,000 - $6,250)) = $86,538.46].
◦Your GAWA is recalculated to equal $5,769.23, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$6,250 * (1-($10,000-$6,250) / ($55,000 - $6,250))=$5,769.23].
◦The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
◦Your Bonus Base is recalculated to equal the lesser of 1) your Bonus Base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no Bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.
◦Your Accelerated Withdrawal Period begins on the date of the withdrawal if the Accelerated GAWA% and Standard GAWA% are determined at that time.
◦If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.
◦The Excess Withdrawal is defined to be the lesser of the total amount of the current partial withdrawal, or the amount by which the cumulative partial withdrawals for the current Contract Year exceed the greater of the GAWA or the RMD, as applicable.
◦Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: This example illustrates how GMWB values are re-determined upon automatic step-up.

•Example 6a: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on the Contract Anniversary Value) is $200,000, your GWB is $90,000, and your GAWA is $6,250:
◦Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (as determined based on the Contract Anniversary Value).
◦Your GAWA for the next year becomes $12,500, which is the greater of 1) your GAWA prior to the step-up ($6,250) or 2) 6.25% of your new GWB ($200,000 * 0.0625 = $12,500).
◦Your Accelerated Withdrawal Period will re-start on the date of the step-up due to the step-up resulting in an increase of the GAWA.
◦If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base is recalculated to equal $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).
◦If you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.

•Example 6b: This example demonstrates what happens if at the time of step-up your Contract Value (as determined based on the Contract Anniversary Value) is $90,000, your GWB is $80,000, and your GAWA is $6,250:
◦Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (as determined based on the Contract Anniversary Value).
◦Your GAWA for the next year remains $6,250, which is the greater of 1) your GAWA prior to the step-up ($6,250) or 2) 6.25% of your new GWB ($90,000 * 0.0625 = $5,625).
◦Though this endorsement allows for the Accelerated Withdrawal Period to re-start, your Accelerated Withdrawal Period will not re-start on the date of the step-up due to the step-up not resulting in an increase of the GAWA
◦After step-up, the GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.
◦If your Bonus Base is $100,000 just prior to the step-up, your Bonus Base remains $100,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).
◦Though this endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your Bonus Base has not been increased due to the step-up.

•Notes:
◦Your GWB will only step-up to the Contract Value if the Contract Value (as determined based on the Contract Anniversary Value) is greater than your GWB at the time of the automatic step-up.
◦Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
◦Your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

Example 7: This example demonstrates how the timing of a withdrawal request interacts with the timing of the step-up provision to impact re-determination of GMWB values.

•This example demonstrates what happens if prior to any transactions your Contract Value (as determined based on the Contract Anniversary Value) is $200,000, your GAWA is $6,250, your GWB is $100,000, your GWB is due to step-up automatically, and you also wish to take a withdrawal of an amount equal to $6,250:
◦If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (as determined based on the Contract Anniversary Value). At that time, your GAWA is equal to $12,500, which is 6.25% of your new GWB ($200,000 * 0.0625 = $12,500). On the day following the step-up and after the withdrawal of $6,250, your new GWB is $193,750, which is your GWB less the amount of the withdrawal ($200,000 - $6,250 = $193,750) and your GAWA will remain at $12,500 since the amount of the withdrawal does not exceed your GAWA. The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

◦If your Bonus Base is $100,000 just prior to the step-up, at the time of step-up, your Bonus Base is recalculated and is equal to $200,000, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your Bonus Base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.
◦If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.
◦If your Accelerated Withdrawal Period has started, it will re-start on the date of the step-up due to the step-up resulting in an increase of the GAWA.
◦If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $93,750, which is your GWB less the amount of the withdrawal ($100,000 - $6,250 = $93,750) and your Contract Value (as determined based on the Contract Anniversary Value) becomes $193,750, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $6,250 = $193,750). Upon step-up following the withdrawal, your GWB is set equal to $193,750, which is your Contract Value (as determined based on the Contract Anniversary Value). At that time, your GAWA is recalculated and is equal to $12,109.38, which is the greater of 1) your GAWA prior to the step-up ($6,250) or 2) 6.25% of your new GWB ($193,750 * 0.0625 = $12,109.38). The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.
◦If your Bonus Base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your Bonus Base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your Bonus Base is recalculated and is equal to $193,750, which is the greater of 1) your Bonus Base prior to the step-up ($100,000) or 2) your GWB following the step-up ($193,750).
◦If you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your Bonus Base has been increased due to the step-up.
◦Your Accelerated Withdrawal Period will re-start on the date of the step-up due to the step-up resulting in an increase of the GAWA.
•Notes:
◦As the example illustrates, when considering a request for a withdrawal at or near the same time as application of a step-up, the order of the two transactions may impact your GAWA.
◦If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
◦If the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.
◦Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
◦This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
◦Your Bonus Base will be re-determined only if your GWB is increased upon step-up to a value above your Bonus Base just prior to the step-up.
◦Your Accelerated Withdrawal Period begins on the date of the withdrawal if the Accelerated GAWA% and Standard GAWA% are determined at that time.
◦If your Accelerated Withdrawal Period has started, it will re-start on the date of a step-up if the step-up results in an increase of the GAWA which can be impacted by the order of the two transactions.
◦If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

◦Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: This example illustrates how GMWB values are re-determined upon application of the Bonus applied to your GWB.

•Example 8a: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your Bonus Base is $100,000, and your GAWA is $6,250:
◦Your new GWB is recalculated to equal $105,000, which is equal to your GWB plus 5% of your Bonus Base ($100,000 + $100,000 * 0.05 = $105,000).
◦Your GAWA for the next year is equal $6,562.50, which is 6.25% of your new GWB ($105,000 * 0.0625 = $6,562.50).
◦After the application of the Bonus, the GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 8b: This example demonstrates what happens if at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your Bonus Base is $100,000, and your GAWA is $6,250:
◦Your new GWB is recalculated to equal $95,000, which is equal to your GWB plus 5% of your Bonus Base ($90,000 + $100,000 * 0.05 = $95,000).
◦Your GAWA for the next year remains $6,250, which is the greater of 1) your GAWA prior to the application of the Bonus ($6,250) or 2) 6.25% of your new GWB ($95,000 * 0.0625 = $5,937.50).
◦After the application of the Bonus, the GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Notes:
◦Your Bonus Base is not recalculated upon the application of the Bonus to your GWB.
◦Your Accelerated Withdrawal Period does not re-start as a result of an increase in GAWA from application of the Bonus.
◦Your GAWA is recalculated upon the application of the Bonus (as described above) only if the application of the Bonus occurs after your Accelerated GAWA% and Standard GAWA% have been determined.
◦If the For Life Guarantee is not in effect, and if your GWB falls below your GAWA at the end of your Contract Year, your GAWA will be adjusted to equal your GWB.

Example 9: This example illustrates how the GAWA is re-determined when the For Life Guarantee for the Flex Strategic Income and the Flex Strategic Income with Joint Option becomes effective after the effective date of the endorsement at age 59½. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

•Example 9a: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $6,250:
◦Your GAWA for the next year is recalculated to equal $3,125, which is equal to 6.25% of the current GWB ($50,000 * 0.0625 = $3,125).
◦The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

•Example 9b: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the date the For Life Guarantee becomes effective, your GWB is $50,000, your GAWA is $6,250, and your Accelerated Withdrawal Period expires on the second Contract Anniversary following the current date:
◦You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. Your GAWA will remain $6,250 until the expiration of the Accelerated Withdrawal Period. Upon expiration of the Accelerated Withdrawal Period, your GAWA will be recalculated to equal $4,000 which is equal to the Standard Benefit Base ($6,250 / 0.0625 = $100,000) multiplied by the Standard GAWA% ($100,000 * 0.04 = $4,000). However, your GAWA would not be permitted to exceed your remaining GWB.
◦The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.
◦Example 9c: This example demonstrates what happens if on the date the For Life Guarantee becomes effective, your Contract Value is $50,000, your GWB is $0, and your GAWA is $6,250:
◦Your GAWA for the next year is recalculated to equal $0, which is equal to 6.25% of the current GWB ($0 * 0.0625 = $0).
◦The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).
◦Although your GAWA is $0, upon step-up or subsequent Premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

Example 10: This example illustrates how the For Life Guarantee is affected upon death of the Owner on a For Life GMWB with Joint Option.

•This example demonstrates what happens if at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
◦If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or begin on the date the For Life Guarantee becomes effective. The Accelerated GAWA%, Standard GAWA%, and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date. The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%.
◦If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The Accelerated GAWA%, Standard GAWA%, and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date. The GAWA will be calculated based on the Accelerated GAWA% (6.25%) until both the expiration of your Accelerated Withdrawal Period and your Contract Value being reduced to zero. After your Accelerated Withdrawal Period expires and your Contract Value is reduced to zero, the GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%.
◦The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.
◦Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.
◦If the Accelerated Withdrawal Period has already started at the time of continuation, the Accelerated Withdrawal Period will continue, and its expiration date will remain unchanged at the time of continuation.

•Notes:
◦If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59½. Your Bonus Base remains unchanged at the time of continuation.

Example 11: This example illustrates the recalculation of the GAWA after both the expiration of the Accelerated Withdrawal Period and the Contract Value being reduced to zero due to a withdrawal that does not exceed your GAWA.

•Example 11a: This example demonstrates what happens if your Contract Value has fallen to $0 prior to the expiration of the Accelerated Withdrawal period due to a withdrawal that does not exceed your GAWA. In this example, your GWB is $50,000, your GAWA is $6,250, and your Accelerated Withdrawal Period expires on the second Contract Anniversary following the current date:
◦If you have not taken the entire GAWA calculated based on the Accelerated GAWA% for the Contract Year that the Contract Value has fallen to $0, the remaining GAWA will be paid to you.

◦Your GAWA will remain $6,250 until the expiration of the Accelerated Withdrawal Period. Upon expiration of the Accelerated Withdrawal Period, your GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. The recalculated GAWA will be equal to $4,000 which is equal to the Standard Benefit Base ($6,250 / 0.0625 = $100,000) multiplied by the Standard GAWA% ($100,000 * 0.04 = $4,000).
◦If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

•Example 11b: This example demonstrates what happens if your Contract Value has fallen to $0 following the expiration of the Accelerated Withdrawal period due to a withdrawal that does not exceed your GAWA. In this example, your GWB is $50,000, your GAWA is $6,250, and your Accelerated Withdrawal Period has already expired:
◦If you have not taken the entire GAWA calculated based on the Accelerated GAWA% for the Contract Year that the Contract Value has fallen to $0, the remaining GAWA will be paid to you.
◦At the anniversary following the Contract Value having fallen to $0, your GAWA will be recalculated due to the Accelerated Withdrawal Period already having expired. Your GAWA will be recalculated as the Standard Benefit Base multiplied by the Standard GAWA% (4.00%). The Standard Benefit Base is equal to the GAWA immediately before the transition to the Standard GAWA% divided by the Accelerated GAWA%. The recalculated GAWA will be equal to $4,000 which is equal to the Standard Benefit Base ($6,250 / 0.0625 = $100,000) multiplied by the Standard GAWA% ($100,000 * 0.04 = $4,000).
◦If you continued to take annual withdrawals equal to your GAWA, withdrawals will be permitted until the depletion of the GWB provided that the withdrawals are taken prior to the Latest Income Date. However, if the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the death of any Owner or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond the depletion of the GWB, provided that the withdrawals are taken prior to the Latest Income Date.

APPENDIX E

GMDB PROSPECTUS EXAMPLES

I.RETURN OF PREMIUM MINIMUM GUARANTEED DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Return of Premium Guaranteed Minimum Death Benefit (referred to below as a GMDB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The death benefit payable under the contract will be equal to the larger of your current Contract Value or GMDB Benefit Base.

Example 1: This example demonstrates how GMDB values are set at election.

•Your GMDB Benefit Base is $100,000, which is your initial Premium.

Example 2: This example demonstrates how upon payment of subsequent Premium, GMDB values may be redetermined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000 and your GMDB Benefit Base is $200,000 at the time of payment.

•Your GMDB Benefit Base is $210,000, which is your GMDB Benefit Base prior to the additional Premium payment plus your additional Premium payment ($200,000 + $10,000).

Example 3: This example demonstrates how GMDB values are re-determined upon withdrawal of an amount from the Contract.

•Example 3a: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $160,000.
◦Your new GMDB Benefit Base is $144,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($160,000 * (1-10%) = $144,000).
•Example 3b: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $100,000.
◦Your new GMDB Benefit Base is $90,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($100,000 * (1-10%) = $90,000).

Notes:

•The GMDB Benefit Base is reduced proportionately for withdrawals, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.

Example 4: This example illustrates how advisory fee withdrawals during a Contract Year made under the Advisory Fee from Contract Endorsement impact GMDB values. The Maximum Annual Advisory Fee Withdrawal Percentage allowed under the Advisory Fee from Contract Endorsement is assumed to be 1.25% within this example.

•Example 4a: This example demonstrates what happens if a single advisory fee withdrawal of 1.25% of the Contract Value is made. At the time of the advisory fee withdrawal, your Contract Value is $100,000 and your GMDB Benefit Base is $100,000:
▪The advisory fee withdrawal of 1.25% of the Contract Value is initiated. Given this is the first advisory fee withdrawal during the Contract Year and it does not exceed the Maximum Annual Advisory Fee Withdrawal Percentage, the transaction will be processed under the Advisory Fee from Contract Endorsement.
▪The advisory fee withdrawn from the Contract is $1,250 ($100,000 * 0.0125 = $1,250). The withdrawal has an applicable MVA of $100.
▪The Contract Value after the advisory fee withdrawal is $98,850 ($100,000 – ($1,250 – $100) = $ 98,850).
▪Given the Total Advisory Fee Withdrawal Percentage during the Contract Year does not exceed the Maximum Annual Advisory Fee Withdrawal, the advisory fee withdrawal does not result in a benefit reduction:
•The GMDB Benefit Base remains $100,000.
▪Given the Total Advisory Fee Withdrawal Percentage for the Contract Year has reached the Maximum Annual Advisory Fee Withdrawal Percentage of 1.25%, no additional advisory fee withdrawals will be allowed to be withdrawn from the Contract during the current Contract Year. Subsequent advisory fee withdrawals cannot be taken until the next Contract Year.

•Example 4b: This example demonstrates what happens if an advisory fee withdrawal of 0.60% of the Contract Value is made semiannually. At the time of the first advisory fee withdrawal, your Contract Value is $100,000 and your GMDB Benefit Base is $100,000:
▪The first advisory fee withdrawal of 0.60% of the Contract Value is initiated. Given this is the first advisory fee withdrawal during the Contract Year and it does not exceed the Maximum Annual Advisory Fee Withdrawal Percentage, the transaction will be processed under the Advisory Fee from Contract Endorsement.
▪The advisory fee withdrawn from the Contract is $600 ($100,000 * 0.006 = $600). The withdrawal does not have an MVA.
▪The Contract Value after the advisory fee withdrawal is $99,400 ($100,000 – $600 = $ 99,400).
▪Given the Total Advisory Fee Withdrawal Percentage during the Contract Year does not exceed the Maximum Annual Advisory Fee Withdrawal, the advisory fee withdrawal does not result in a benefit reduction:
•The GMDB Benefit Base remains $100,000.

▪Before the second advisory fee withdrawal is initiated, your Contract Value is $95,000, your GWB is $100,000, and your GAWA is $4,000:
▪The second advisory fee withdrawal during the Contract Year of 0.60% of the Contract Value is initiated. The Total Advisory Fee Withdrawal Percentage is calculated as the sum of the advisory withdrawals taken during the Contract Year as 1.20% (0.60% + 0.60% = 1.20%). Given the Total Advisory Fee Withdrawal Percentage does not exceed the Maximum Annual Advisory Fee Withdrawal Percentage, the transaction will be processed under the Advisory Fee from Contract Endorsement.
▪The advisory fee withdrawn from the Contract is $570 ($95,000 * 0.006 = $570). The withdrawal does not have an MVA.
▪The Contract Value after the advisory fee withdrawal is $94,430 ($95,000 – $570 = $94,430).
▪Given the Total Advisory Fee Withdrawal Percentage during the Contract Year does not exceed the Maximum Annual Advisory Fee Withdrawal, the advisory fee withdrawal does not result in a benefit reduction:
•The GMDB Benefit Base remains $100,000.

◦Notes:
▪Any advisory fee withdrawal requests that would cause the Total Advisory Fee Withdrawal Percentage to exceed the Maximum Annual Advisory Fee Withdrawal Percentage will not be processed.

II.HIGHEST QUARTERLY ANNIVERSARY VALUE GUARANTEED MINIMUM DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (referred to below as a GMDB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The death benefit payable under the Contract will be equal to the larger of your current Contract Value or GMDB Benefit Base.

Example 1: This example demonstrates how the GMDB Benefit Base is set at election.

•Your Contract Value is $100,000, which is your initial Premium.
•Your GMDB Benefit Base is $100,000, which is your Contract Value.

Example 2: This example demonstrates how upon payment of subsequent Premium, the GMDB Benefit Base may be re-determined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000 and your GMDB Benefit Base is $100,000 at the time of payment.

•Your GMDB Benefit Base is $110,000, which is your GMDB Benefit Base prior to the additional Premium payment plus your additional Premium payment ($100,000 + $10,000).

Example 3: This example demonstrates how the GMDB Benefit Base is re-determined upon withdrawal of an amount from the Contract

•Example 3a: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $160,000.

◦Your new GMDB Benefit Base is $144,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($160,000 * (1-10%) = $144,000).
•Example 3b: This example demonstrates what happens if you withdraw an amount of $15,000 when your Contract Value is $150,000 and your GMDB Benefit Base is $100,000.
◦Your new GMDB Benefit Base is $90,000, which is a reduction of 10%, the same proportion that the Contract Value is reduced for the withdrawal ($15,000 / $150,000 = 10%), from your GMDB Benefit Base prior to the withdrawal ($100,000 * (1-10%) = $90,000).
Notes:

•The GMDB Benefit Base is reduced proportionately for withdrawals, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.

Example 4: This example demonstrates how the GMDB Benefit Base is re-determined on the Contract Quarterly Anniversary

•Example 4a: This example demonstrates what happens if your Contract Value is greater than your GMDB Benefit Base on a Contract Quarterly Anniversary. Your Contract Value is $150,000 and your GMDB Benefit Base is $100,000.
◦Your GMDB Benefit Base is re-determined to $150,000, which the larger of your Contract Value ($150,000) or GMDB Benefit Base ($100,000).
•Example 4a: This example demonstrates what happens if your Contract Value is less than your GMDB Benefit Base on a Contract Quarterly Anniversary. Your Contract Value is $150,000 and your GMDB Benefit Base is $160,000.
◦Your GMDB Benefit Base remains at $160,000, which the larger of your Contract Value ($150,000) or GMDB Benefit Base ($160,000).
Notes:

•Both the Contract Value and the GMDB Benefit Base in the above examples have already been adjusted for any withdrawals or premium payments.
•The Contract Quarterly Anniversaries in the above scenarios are assumed to occur prior to the oldest Cover Life’s 81st birthday.

III.ROLL UP DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Roll Up Guaranteed Minimum Death Benefit (referred to below as a GMDB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The examples assume that your age corresponds to the Roll-up Percentage of 5% (up to issue age 69). If your age at issue corresponds to the Roll-up Percentage of 4% (issue age 70-79), the examples will still apply, given that you replace the 5% in each of the Roll-up calculations with 4%. The death benefit payable under the Contract will be equal to the larger of your current Contract Value or GMDB Benefit Base.

Example 1: This example demonstrates how the GMDB Benefit Base is set at election.

•Your GMDB Benefit Base is $100,000, which is your initial Premium.

Example 2: This example demonstrates how upon payment of subsequent Premium, the GMDB Benefit Base may be redetermined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000 and your GMDB Benefit Base is $200,000 at the time of payment.

•Your GMDB Benefit Base is $210,000, which is your GMDB Benefit Base prior to the additional Premium payment plus your additional Premium payment ($200,000 + $10,000).

Notes:

•If the subsequent premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the issue date.

Example 3: This example demonstrates how the GMDB Benefit Base is re-determined upon withdrawal of an amount from the Contract.

•Example 3a: This example demonstrates what happens if you withdraw an amount ($24,000) that exceeds 5% of your GMDB Benefit Base (5% * $200,000 = $10,000) when your Contract Value is $150,000 and your GMDB Benefit Base is $200,000.
◦Your new GMDB Benefit Base is reduced first dollar-for-dollar for up to 5% of your GMDB Benefit Base (5% * $200,000 = $10,000). The GMDB Benefit Base is then reduced by the percentage reduction in the Contract Value attributable to the withdrawals in excess of the 5% of your GMDB Benefit Base (($24,000 - $10,000) / ($150,000 - $10,000) =10%). Your new GMDB Benefit Base is $171,000 (($200,000 - $10,000) * (1 – 10%) = $171,000).
•Example 3b: This example demonstrates what happens if you withdraw an amount ($5,000) that does not exceed 5% of your GMDB Benefit Base (5% * $200,000 = $10,000) when your Contract Value is $150,000 and your GMDB Benefit Base is $200,000.
◦Your new GMDB Benefit Base is $195,000, which is your Contract Value prior to the withdrawal reduced dollar-for-dollar for the amount of the withdrawal ($200,000 - $5,000 = $195,000).
Notes:

•All adjustments for amounts withdrawn are made at the end of the Contract Year and on the date of receipt of due proof of death of any Covered Life. The above examples provide the death benefit quote if the Contract was to submit a claim the same day as the withdrawal.
•The GMDB Benefit Base is reduced proportionately for withdrawals in excess of 5% of the GMDB Benefit Base, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.

Example 4: This example demonstrates how the GMDB Benefit Base is compounded at a specific rate (Roll-Up Percentage).

This example demonstrates how the GMDB Benefit Base is compounded at an annual rate of 5%. This example is a simplification to show the change from year to year, though the Roll-Up accrual occurs at the end of each Business Day. For this example, your GMDB Benefit Base is $100,000 at issue and it is assumed no premium payments or withdrawals occur prior to the first anniversary.

•Your GMDB Benefit Base becomes $105,000 ($100,000 * (1 + 5%) = $105,000) on the first Contract Anniversary.
•Assuming no premium payments or withdrawals, your GMDB Benefit Base becomes $110,250 at the second Contract Anniversary, which is your previous GMDB Benefit Base as of prior Contract Anniversary compounded at 5% ($105,000*(1+5%) = $110,250) through the second Contract Anniversary.

Notes:

•If the Oldest Covered Life age on the effective date of this benefit is 70 or older, the percentage applied in the above calculation should be 4%.
•The compounding at an annual interest rate only occurs until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.

IV.COMBINATION ROLL-UP & HIGHEST QUARTERLY ANNIVERSARY VALUE GUARANTEED MINIMUM DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Combination Roll Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (referred to below as a GMDB) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The examples assume that your age corresponds to the Roll-up Percentage of 5% (up to issue age 69). If your age at issue corresponds to the Roll-up Percentage of 4% (issue age 70-79), the examples will still apply, given that you replace the 5% in each of the Roll-up calculations with 4%. The death benefit payable under the Contract will be equal to the larger of your current Contract Value or GMDB Benefit Base, where your GMDB Benefit Base is the greater of your Roll-Up Component and Highest Quarterly Anniversary Value (HQAV) Component.

Example 1: This example demonstrates how the GMDB values are set at election.

•Your Contract Value is $100,000, which is your initial Premium
•Your HQAV Component is $100,000, which is your Contract Value.
•Your Roll-Up Component is $100,000, which is your initial Premium.
•Your GMDB Benefit Base is $100,000, which is the larger of the Roll-Up Component and HQAV Component.

Example 2: This example demonstrates how upon payment of subsequent Premium, the GMDB Benefit Base may be redetermined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000, your Roll-Up Component is $200,000, and your HQAV Component is $150,000 at the time of payment.

•Your Roll-Up Component is $210,000, which is your Roll-Up Component prior to the additional Premium payment plus your additional Premium payment ($200,000 + $10,000).
•Your HQAV Component is $160,000, which is your HQAV Component prior to the additional Premium payment plus your additional Premium payment ($150,000 + $10,000).
•Your GMDB Benefit Base is $210,000, which is the larger of your Roll-Up Component and HQAV Component.

Notes:

•If the subsequent premium payment is received during the first Contract Quarter, the adjustment to the GMDB Benefit Base for the Premium payment effectively occurs on the issue date.

Example 3: This example demonstrates how the GMDB Benefit Base is re-determined upon withdrawal of an amount from the Contract.

•Example 3a: This example demonstrates what happens if you withdraw an amount ($19,500) that exceeds 5% of your Roll-Up Component (5% * $100,000 = $5,000) when your Contract Value is $150,000, your Roll-Up Component is $100,000, and your HQAV Component is $200,000.
◦Your Roll-Up Component is reduced first dollar-for-dollar for up to 5% of your Roll-Up Component (5% * $200,000 = $5,000). The Roll-Up Component is then reduced by the percentage reduction in the Contract Value attributable to the withdrawals in excess of the 5% of your Roll-Up Component (($19,500 - $5,000) / ($150,000 - $5,000) =10%). Your new Roll-Up Component is $85,500 (($100,000 - $5,000) * (1 – 10%) = $85,500).
◦Your HQAV Component is $174,000, which is a reduction of 13%, the same proportion that the Contract Value is reduced for the total withdrawal ($19,500/ $150,000 = 13%), from your HQAV Component prior to the withdrawal ($200,000 * (1-13%) = $174,000).
◦Your GMDB Benefit Base is $174,000, which is the larger of your Roll-Up Component ($85,500) and HQAV Component ($174,000).
•Example 3b: This example demonstrates what happens if you withdraw an amount ($24,000) that exceeds 5% of your Roll-Up Component (5% * $200,000 = $10,000) when your Contract Value is $150,000, your Roll-Up Component is $200,000, and your HQAV Component is $100,000.
◦Your Roll-Up Component is reduced first dollar-for-dollar for up to 5% of your Roll-Up Component (5% * $200,000 = $10,000). The Roll-Up Component is then reduced by the percentage reduction in the Contract Value attributable to the withdrawals in excess of the 5% of your Roll-Up Component (($24,000 - $10,000) / ($150,000 - $10,000) =10%). Your new GMDB Benefit Base is $171,000 (($200,000 - $10,000) * (1 – 10%) = $171,000).
◦Your HQAV Component is $84,000, which is a reduction of 16%, the same proportion that the Contract Value is reduced for the total withdrawal ($24,000/ $150,000 = 16%), from your HQAV Component prior to the withdrawal ($100,000 * (1-16%) = $84,000).
◦Your GMDB Benefit Base is $171,000, which is the larger of your Roll-Up Component ($171,000) and HQAV Component ($84,000).
•Example 3c: This example demonstrates what happens if you withdraw an amount ($7,500) that does not exceed 5% of your Roll-Up Component (5% * $200,000 = $10,000) when your Contract Value is $100,000, your Roll-Up Component is $200,000, and your HQAV Component is $200,000.
◦Your Roll-Up Component is $192,500, which is your Roll-Up Component prior to the withdrawal reduced dollar-for-dollar for the amount of the withdrawal ($200,000 - $7,500 = $192,500).
◦Your HQAV Component is $185,000, which is a reduction of 7.5%, the same proportion that the Contract Value is reduced for the withdrawal ($7,500/ $100,000 = 7.5%), from your HQAV Component prior to the withdrawal ($200,000 * (1 – 7.5%) = $185,000).
◦Your GMDB Benefit Base is $192,500, which is the larger of your Roll-Up Component ($192,500) and HQAV Component ($185,000).
Notes:

•For the Roll-Up Component, all adjustments for amounts withdrawn are made at the end of the Contract Year and on the date of receipt of due proof of death of any Covered Life. The above examples provide the death benefit quote if the Contract was to submit a claim the same day as the withdrawal.
•For the HQAV Component, all adjustment for amounts withdrawn are made at the time of the withdrawal.
•The Roll-Up Component is reduced proportionately for withdrawals in excess of 5% of the Roll-Up Component, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.

•The HQAV Component is reduced proportionately for withdrawals, so in certain circumstances your death benefit may be reduced by more than the dollar amount of the withdrawal.

Example 4: This example demonstrates how the Roll-Up Component is compounded at a specific rate, assuming no withdrawals or premiums between two dates.

This example demonstrates how the Roll-Up Component is compounded at an annual rate of 5%. This example is a simplification to show the change from year to year, though the Roll-Up accrual occurs at the end of each Business Day. For this example, your Roll-Up Component is $100,000 at issue and it is assumed no premium payments or withdrawals occur prior to the first anniversary.

•Your Roll-Up Component becomes $105,000 ($100,000 * (1 + 5%) = $105,000) on the first Contract Anniversary.
•Assuming no premium payments or withdrawals, your Roll-Up Component becomes $110,250 at the second Contract Anniversary, which is your previous Roll-Up Component as of prior Contract Anniversary compounded at 5% ($105,000*(1+5%) = $110,250) on the second Contract Anniversary.
Notes:

•If the Oldest Covered Life age on the effective date of this benefit is 70 or older, the percentage applied in the above calculation should be 4%.
•The compounding at an annual interest rate only occurs until the Contract Anniversary immediately preceding the oldest Covered Life’s 81st birthday.
•The GMDB Benefit Base would be the greater of the Roll-Up Component shown above and the HQAV Component.

Example 5: This example demonstrates how the HQAV Component is re-determined on the Contract Quarterly Anniversary.

•Example 5a: This example demonstrates what happens if your Contract Value is greater than your HQAV Component on a Contract Quarterly Anniversary. Your Contract Value is $150,000 and your HQAV Component is $100,000.
◦Your HQAV Component is re-determined to $150,000, which the larger of your Contract Value ($150,000) or GMDB Benefit Base ($100,000).
•Example 5a: This example demonstrates what happens if your Contract Value is less than your HQAV Component on a Contract Quarterly Anniversary. Your Contract Value is $150,000 and your HQAV Component is $160,000.
◦Your HQAV Component remains at $160,000, which the larger of your Contract Value ($150,000) or GMDB Benefit Base ($160,000).
Notes:

•The Contract Quarterly Anniversaries in the above scenarios are assumed to occur prior to the oldest Cover Life’s 81st birthday.
•The GMDB Benefit Base would be the greater of the Roll-Up Component and the HQAV Component shown above.

V. EARNINGS PROTECTION DEATH BENEFIT

Unless otherwise specified, the following examples apply to and assume you elected Earnings Protection Guaranteed Minimum Death Benefit (referred to below as a EarningsMax) when you purchased your Contract, no other add-on benefits were elected, your initial Premium payment net of any applicable taxes was $100,000, and all partial withdrawals requested include any applicable charges. The examples assume that your age corresponds to the EarningsMax of 40% (up to issue age 69). If your age at issue corresponds to EarningsMax of 25% (issue age 70-75), the examples will still apply, given that you replace the 40% in each of the death benefit calculations with 25%. The total death benefit payable under the Contract will be equal to the base contract Death Benefit plus the EarningsMax death benefit.

Example 1: This example demonstrates how EarningsMax values are set at election.

•Your Contract Value is $100,000, which is your initial Premium.
•Your Remaining Premium is $100,000, which is your initial Premium.
•Your Earnings are your Contract Value less your Remaining Premium, which is $0 at election ($100,000 - $100,000).
•Your EarningsMax death benefit is equal to 40% of your Earnings. Your EarningsMax death benefit is $0 at election.

Example 2: This example demonstrates how upon payment of subsequent Premium EarningsMax values may be redetermined.

This example demonstrates what happens if you make an additional Premium payment, net of applicable taxes, of $10,000, your Contract Value is $150,000 and your Remaining Premium is $100,000 at the time of payment.

•Your new Contract Value is $160,000, which is your Contract Value prior to the additional Premium payment plus your additional Premium payment ($150,000 + $10,000).

•Your Remaining Premium is $110,000, which is your Remaining Premium prior to the additional Premium payment plus your additional Premium payment ($100,000 + $10,000).
•Your Earnings are your Contract Value less your Remaining Premium, which equals $50,000 ($160,000 - $110,000). Your Earnings are subject to a maximum of 250% of your Remaining Premium (see Example 4).
•Your EarningsMax death benefit is $20,000, which is equal to 40% of your Earnings (40% * $50,000 = $20,000).

Example 3: This example demonstrates how EarningsMax values are re-determined upon withdrawal of an amount from the Contract. Withdrawals will be allocated first to Earnings, if any, and second to Remaining Premium.

•Example 3a: This example demonstrates what happens if you withdraw an amount that does not exceed your Earnings. You withdraw an amount of $10,000 when your Contract Value is $150,000, your Remaining Premium is $100,000 and your Earnings are $50,000.

▪Your new Contract Value is $140,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($150,000 - $10,000).
▪Your Remaining Premium remains unchanged at $100,000 since you did not withdrawal more than your Earnings, which means you did not withdrawal any amount from Remaining Premium.
▪Your Earnings are your Contract Value less your Remaining Premium, which is $40,000 ($140,000-$100,000). Your Earnings are subject to a maximum of 250% of your Remaining Premium (see Example 4).
▪Your EarningsMax death benefit is $16,000, which is equal to 40% of your Earnings (40% * $40,000 = $16,000).

•Example 3b: This example demonstrates what happens if you withdraw an amount that exceeds your Earnings. You withdraw an amount of $60,000 when your Contract Value is $150,000, your Remaining Premium is $100,000 and your Earnings are $50,000.

▪Your new Contract Value is $90,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($150,000 - $60,000).
▪Your Remaining Premium is $90,000, which is your Remaining Premium prior to the withdrawal less the amount of the withdrawal that is allocated to Remaining Premium ($100,000 – ($60,000-$50,000) = $100,000 - $10,000). The withdrawal of $60,000 will be allocated first to Earnings ($50,000) and the rest ($10,000) to Remaining Premium.
▪Your Earnings after the withdrawal is your Contract Value less your Remaining Premium, which is $0 ($90,000 -$90,000).
▪Your EarningsMax death benefit is $0 as your Earnings are $0.

Example 4: This example demonstrates the EarningsMax values given the Earnings are over the 250% of Remaining Premium maximum.

This example demonstrates what happens if Contract Value is $150,000 and your Remaining Premium is $20,000.

•Your Earnings are your Contract Value less your Remaining Premium, subject to a maximum of 250% of your Remaining Premium. Your Earnings is $50,000, which is the maximum (250% * $20,000 = $50,000), since your Contract Value less your Remaining Premium ($150,000 - $20,000 = $130,000) exceeds the maximum described under this benefit.
•Your EarningsMax death benefit is $20,000, which is equal to 40% of your Earnings (40% * $50,000 = $20,000).

Example 5: This example demonstrates how advisory fee withdrawals during a Contract year, made under the Advisory Fee from Contract Endorsement if an eligible add-on benefit has been elected in addition to Earnings Protection GMDB, impact EarningsMax values. The Maximum Advisory Fee Withdrawal Percentage allowed under the Advisory Fee from Contract Endorsement is assumed to be 1.25% within this example.

•Example 5a: This example demonstrates what happens if a single advisory fee withdrawal of 1.25% of the Contract Value is made. At the time of the advisory fee withdrawal, your Contract Value is $160,000, your Remaining Premium is $100,000, your Earnings are $60,000, and your EarningsMax death benefit is $24,000.
▪The advisory fee withdrawal amount is $2,000 ($160,000 * .0125).
▪Your new Contract Value is $158,000.
▪Your Remaining Premium remains $100,000.
▪Your new Earnings are $58,000 ($158,000 - $100,000).
▪Your new EarningsMax death benefit is $23,200 ($58,000 * 0.40).
•Example 5b: This example demonstrates what happens if a single advisory fee withdrawal of 1.25% of the Contract Value is made. At the time of the advisory fee withdrawal, your Contract Value is $80,000, your Remaining Premium is $100,000, your Earnings are $0, and your EarningsMax death benefit is $0.
▪The advisory fee withdrawal amount is $1,000 ($80,000 * .0125).
▪Your new Contract Value is $79,000.
▪Your new Remaining Premium is $99,000.
▪Your Earnings remain $0.
▪Your EarningsMax death benefit remains $0.

•Notes:
▪The Earnings Protection GMDB is not an “eligible” benefit under the Advisory Fee from Contract Endorsement, and thus advisory fee withdrawals are treated the same way as all other withdrawals for the purposes of calculating EarningsMax values.
▪Any advisory fee withdrawal requests that would cause the Total Advisory Fee Withdrawal Percentage to exceed the Maximum Annual Advisory Fee Withdrawal Percentage will not be processed.

APPENDIX F

HISTORICAL ADD-ON BENEFIT CHARGES

I.    Earnings Protection Benefit (“EarningsMax”)

If you elected the EarningsMax add-on benefit before August 28, 2023, the applicable charge is 0.35%. For complete information about the charge, please see “Earnings Protection Benefit (“EarningsMax”)” on page 27.

II.    AutoGuard GMWB

No historical charges are available at this time for the AutoGuard GMWB.

III.    Flex Net GMWB (previously called LifeGuard Freedom Net GMWB)

A.For LifeGuard Freedom Net GMWBs issued before June 24, 2019, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net GMWB”) Charge” on page 30.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.50%	0.25%
With Income Stream Plus GAWA% Table	2.10%	1.05%	0.20%
With Income Stream Value GAWA% Table	1.70%	0.85%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

B.For LifeGuard Freedom Net GMWBs issued June 24, 2019 through August 9, 2020.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	2.90%	1.45%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.55%	0.25%
With Income Stream Value GAWA% Table	1.60%	0.80%	0.15%
With Income Stream Value GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	1.80%	0.90%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

C.For LifeGuard Freedom Net GMWBs issued August 10, 2020 through March 6, 2022.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.50%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.65%	0.25%
With Income Stream Value GAWA% Table	1.70%	0.85%	0.15%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

D.For LifeGuard Freedom Net GMWBs issued March 7, 2022 through October 16, 2022.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.60%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.75%	0.25%
With Income Stream Value GAWA% Table	1.70%	0.95%	0.15%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.00%	1.10%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

E.For LifeGuard Freedom Net GMWBs issued October 17, 2022 through March 12, 2023.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.50%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.65%	0.25%
With Income Stream Value GAWA% Table	1.70%	0.85%	0.15%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

F.For LifeGuard Freedom Net GMWBs issued March 13, 2023 through August 27, 2023.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.30%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.45%	0.25%
With Income Stream Value GAWA% Table	1.70%	0.85%	0.15%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

IV.    Flex Net With Joint Option GMWB (previously called LifeGuard Freedom Net With Joint Option GMWB)

A.For LifeGuard Freedom Net With Joint Option GMWBs issued before June 24, 2019, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“Flex Net With Joint Option”) Charge” on page 31.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Plus GAWA% Table	3.00%	1.60%	0.25%
With Income Stream Value GAWA% Table	2.30%	1.15%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

B.For LifeGuard Freedom Net With Joint Option GMWBs issued June 24, 2019 through August 9, 2020.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.55%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.65%	0.25%
With Income Stream Value GAWA% Table	2.20%	1.10%	0.20%
With Income Stream Value GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	2.40%	1.20%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

C.For LifeGuard Freedom Net with Joint Option GMWBs issued August 10, 2020 through October 16, 2022.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.60%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.75%	0.20%
With Income Stream Value GAWA% Table	2.30%	1.15%	0.20%
With Income Stream Value GAWA% Table and Annual Step-Up to the Highest Quarterly Contract Value	2.60%	1.30%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

D.For LifeGuard Freedom Net with Joint Option GMWBs issued October 17, 2022 through March 12, 2023.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.50%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.65%	0.20%
With Income Stream Value GAWA% Table	2.30%	1.05%	0.20%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.60%	1.20%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

E.For LifeGuard Freedom Net with Joint Option GMWBs issued March 13, 2023 through August 27, 2023.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	3.00%	1.60%	0.25%
With Income Stream Max GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	3.00%	1.75%	0.20%
With Income Stream Value GAWA% Table	2.30%	1.15%	0.20%
With Income Stream Value GAWA% Table and Annual Step-Up to Highest Quarterly Contract Value	2.60%	1.30%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

V.    Flex GMWB (previously called LifeGuard Freedom Flex GMWB)

A.For LifeGuard Freedom Flex GMWBs issued before June 24, 2019, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex GMWB”) Charge” on page 28.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	2.50%	1.25%	0.20%
6% Bonus and Annual Step-Up	2.70%	1.35%	0.25%
7% Bonus and Annual Step-Up	3.00%	1.50%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Plus GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	1.60%	0.80%	0.15%
6% Bonus and Annual Step-Up	1.80%	0.90%	0.15%
7% Bonus and Annual Step-Up	2.10%	1.05%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	1.20%	0.60%	0.10%
6% Bonus and Annual Step-Up	1.40%	0.70%	0.10%
7% Bonus and Annual Step-Up	1.70%	0.85%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

B.For LifeGuard Freedom Flex GMWBs issued June 24, 2019 through August 9, 2020.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	2.40%	1.20%	0.20%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.60%	1.30%	0.20%
6% Bonus and Annual Step-Up	2.60%	1.30%	0.20%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.40%	0.25%
7% Bonus and Annual Step-Up	2.90%	1.45%	0.25%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.55%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	1.10%	0.55%	0.10%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	1.30%	0.65%	0.10%
6% Bonus and Annual Step-Up	1.30%	0.65%	0.10%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	1.50%	0.75%	0.15%
7% Bonus and Annual Step-Up	1.60%	0.80%	0.15%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	1.80%	0.90%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

C.For LifeGuard Freedom Flex GMWBs issued August 10, 2020 through March 6, 2022.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.50%	1.25%	0.20%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.40%	0.25%
Bonus II and Annual Step-Up	2.70%	1.35%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.65%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.20%	0.60%	0.10%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	1.50%	0.75%	0.15%
Bonus II and Annual Step-Up	1.40%	0.70%	0.10%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

D.For LifeGuard Freedom Flex GMWBs issued March 7, 2022 through October 16, 2022.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.50%	1.35%	0.20%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.50%	0.25%
Bonus II and Annual Step-Up	2.70%	1.45%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.75%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.20%	0.70%	0.10%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	1.50%	0.85%	0.15%
Bonus II and Annual Step-Up	1.40%	0.80%	0.10%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	1.70%	0.95%	0.15%
Bonus III and Annual Step-Up	1.70%	0.95%	0.15%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.00%	1.10%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

E.For LifeGuard Freedom Flex GMWBs issued October 17, 2022 through March 12, 2023.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.50%	1.25%	0.20%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.40%	0.25%
Bonus II and Annual Step-Up	2.70%	1.35%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.65%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.20%	0.60%	0.10%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	1.50%	0.75%	0.15%
Bonus II and Annual Step-Up	1.40%	0.70%	0.10%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

F.For LifeGuard Freedom Flex GMWBs issued March 13, 2023 through August 27, 2023.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.50%	1.05%	0.20%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.20%	0.25%
Bonus II and Annual Step-Up	2.70%	1.15%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.30%	0.25%
Bonus III and Annual Step-Up	3.00%	1.30%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.45%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.20%	0.60%	0.10%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	1.50%	0.75%	0.15%
Bonus II and Annual Step-Up	1.40%	0.70%	0.10%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up	1.70%	0.85%	0.15%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.00%	1.00%	0.15%
Charge Basis	GWB
Charge Frequency	Quarterly

VI.    Flex With Joint Option GMWB (previously called LifeGuard Freedom Flex With Joint Option GMWB)

A.For LifeGuard Freedom Flex With Joint Option GMWBs issued before June 24, 2019, the applicable charges are listed in the tables below. For complete information about the charge for this GMWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Step-Up (“Flex With Joint Option GMWB”) Charge” on page 29.

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Plus GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	2.70%	1.35%	0.25%
6% Bonus and Annual Step-Up	2.90%	1.45%	0.25%
7% Bonus and Annual Step-Up	3.00%	1.60%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	1.80%	0.90%	0.15%
6% Bonus and Annual Step-Up	2.00%	1.00%	0.15%
7% Bonus and Annual Step-Up	2.30%	1.15%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

B.For LifeGuard Freedom Flex With Joint Option GMWBs issued June 24, 2019 through August 9, 2020.

LifeGuard Freedom Flex GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	2.60%	1.30%	0.20%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.80%	1.40%	0.25%
6% Bonus and Annual Step-Up	2.80%	1.40%	0.25%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
7% Bonus and Annual Step-Up	3.00%	1.55%	0.25%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.65%	0.25%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
5% Bonus and Annual Step-Up	1.70%	0.85%	0.15%
5% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	1.90%	0.95%	0.15%
6% Bonus and Annual Step-Up	1.90%	0.95%	0.15%
6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.10%	1.05%	0.20%
7% Bonus and Annual Step-Up	2.20%	1.10%	0.20%
7% Bonus and Annual Step-Up to the Highest Quarterly Contract Value	2.40%	1.20%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly
C.For LifeGuard Freedom Flex with Joint Option GMWBs issued August 10, 2020 through October 16, 2022.

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.70%	1.35%	0.25%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
Bonus II and Annual Step-Up	2.90%	1.45%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.75%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.80%	0.90%	0.15%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.10%	1.05%	0.20%
Bonus II and Annual Step-Up	2.00%	1.00%	0.15%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	2.30%	1.15%	0.20%
Bonus III and Annual Step-Up	2.30%	1.15%	0.20%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.60%	1.30%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

D.For LifeGuard Freedom Flex with Joint Option GMWBs issued October 17, 2022 through March 12, 2023.

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.70%	1.25%	0.25%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.40%	0.25%
Bonus II and Annual Step-Up	2.90%	1.35%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up	3.00%	1.50%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.65%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.80%	0.80%	0.15%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.10%	0.95%	0.20%
Bonus II and Annual Step-Up	2.00%	0.90%	0.15%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	2.30%	1.05%	0.20%
Bonus III and Annual Step-Up	2.30%	1.05%	0.20%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.60%	1.20%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

E.For LifeGuard Freedom Flex with Joint Option GMWBs issued March 13, 2023 through August 27, 2023.

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Max GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	2.70%	1.35%	0.25%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.50%	0.25%
Bonus II and Annual Step-Up	2.90%	1.45%	0.25%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up	3.00%	1.60%	0.25%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	3.00%	1.75%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

LifeGuard Freedom Flex With Joint Option GMWB With Income Stream Value GAWA% Table
Options	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
Bonus I and Annual Step-Up	1.80%	0.90%	0.15%
Bonus I and Annual Step-Up to the Highest Quarterly Contract Value	2.10%	1.05%	0.20%
Bonus II and Annual Step-Up	2.00%	1.00%	0.15%
Bonus II and Annual Step-Up to the Highest Quarterly Contract Value	2.30%	1.15%	0.20%
Bonus III and Annual Step-Up	2.30%	1.15%	0.20%
Bonus III and Annual Step-Up to the Highest Quarterly Contract Value	2.60%	1.30%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly

VII.    LifeGuard Freedom Accelerator GMWB

A.For LifeGuard Freedom Accelerator GMWBs issued before March 7, 2022, the applicable charges are listed below. For complete information about the charge for this GMWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”) Charge.” on page 34.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
GMWB Charge	2.30%	1.15%	0.20%
Charge Basis	GWB
Charge Frequency	Quarterly
B.For LifeGuard Freedom Accelerator GMWBs issued before August 28, 2023, the applicable charge is 1.25%. For complete information about the charge for this GMWB, please see “Fore Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”) Charge.” on page 34.

VIII.    LifeGuard Freedom Accelerator with Joint Option GMWB

For LifeGuard Freedom Accelerator with Joint Option GMWBs issued before August 28, 2023, the applicable charge is 1.25%. The maximum annual charge is 2.50%. For complete information about the charge, please see “For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits And Annual Step-Up (“LifeGuard Freedom Accelerator GMWB”) Charge” on page 35.

IX.    MarketGuard Stretch GMWB

No historical charges are available at this time for the MarketGuard Stretch GMWB.

X.    Return of Premium GMDB

No Historical Charges are available at this time for the Return of Premium GMDB.

XI.    Roll-up GMDB

No Historical Charges are available at this time for the Roll-up GMDB.

XII.    Highest Quarterly Anniversary Value GMDB

No historical charges are available at this time for the Highest Quarterly Anniversary Value GMDB.

XIII.    Combination Roll-up and Highest Quarterly Anniversary Value GMDB

No historical charges are available at this time for the Combination Roll-up and Highest Quarterly Anniversary Value GMDB.

XIV.    Flex DB (previously called LifeGuard Freedom Flex DB)

A.If you selected the LifeGuard Freedom Flex DB optional death benefit before June 24, 2019, which is only available in conjunction with the purchase of the LifeGuard Freedom Flex GMWB, the applicable charges are listed in the table below. For complete information about the charge for this death benefit, please see LifeGuard Freedom Flex DB on page 37.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	2.00%	1.00%	0.15%
With Income Stream Plus GAWA% Table	1.80%	0.90%	0.15%
With Income Stream Value GAWA% Table	1.60%	0.80%	0.15%
Charge Basis	GMWB Death Benefit
Charge Frequency	Quarterly

B.For LifeGuard Freedom Flex DBs issued June 25, 2019 through November 7, 2021.

	Maximum Annual Charge	Current Annual Charge	Maximum Increase to Annual Charge (at one time)
With Income Stream Max GAWA% Table	2.00%	1.00%	0.15%
With Income Stream Value GAWA% Table	1.60%	0.80%	0.15%
Charge Basis	GMWB Death Benefit
Charge Frequency	Quarterly

XV.    LifeGuard Freedom Accelerator DB

If you elected the LifeGuard Freedom Accelerator DB before August 28, 2023, the applicable charge is 0.70%. For complete information about the charge, please see “LifeGuard Freedom Accelerator DB Charge” on page 43.

APPENDIX G

HISTORICAL GAWA AND DEFERRAL CREDIT PERCENTAGES

I.    AutoGuard GMWB

No historical GAWA percentages are available at this time for the AutoGuard GMWB.

II.    Flex Net GMWB (previously called LifeGuard Freedom Net GMWB)

A.For LifeGuard Freedom Net GMWBs issued September 25, 2017 through June 23, 2019.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Plus GAWA% Table	Income Stream Value GAWA% Table
35 - 64	4.00%	3.50%	3.00%
65 - 74	5.00%	4.50%	4.00%
75 - 80	5.50%	5.00%	4.50%
81+	6.00%	5.50%	5.00%

B.For LifeGuard Freedom Net GMWBs issued June 24, 2019 through December 13, 2020.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	4.00%	3.00%
65 - 74	5.00%	4.00%
75 - 80	5.50%	4.50%
81+	6.00%	5.00%

C.For LifeGuard Freedom Net GMWBs issued December 14, 2020 through February 28, 2021.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.00%
65 - 74	4.75%	4.00%
75 - 80	5.25%	4.50%
81+	5.75%	5.00%

D.For LifeGuard Freedom Net GMWBs issued March 1, 2021 through March 6, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.75%	4.00%
75 - 80	5.00%	4.50%
81+	5.25%	5.00%

E.For LifeGuard Freedom Net GMWBs issued March 7, 2022 through August 27, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.25%
65 - 74	5.00%	4.25%
75 - 80	5.25%	4.75%
81+	5.50%	5.25%

III.    Flex Net With Joint Option GMWB (previously called LifeGuard Freedom Net With Joint Option GMWB)

A.For LifeGuard Freedom Net with Joint Option GMWBs issued September 25, 2017 through June 23, 2019.

GAWA Percentages
Ages	Income Stream Plus GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.50%	4.00%
75 - 80	5.00%	4.50%
81+	5.50%	5.00%

B.For LifeGuard Freedom Net with Joint Option GMWBs issued June 24, 2019 through December 13, 2020.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.50%	4.00%
75 - 80	5.00%	4.50%
81+	5.50%	5.00%

C.For LifeGuard Freedom Net with Joint Option GMWBs issued December 14, 2020 through February 28, 2021.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.25%	3.00%
65 - 74	4.25%	4.00%
75 - 80	4.75%	4.50%
81+	5.25%	5.00%

D.For LifeGuard Freedom Net with Joint Option GMWBs issued March 1, 2021 through March 6, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.00%	2.50%
65 - 74	4.00%	3.50%
75 - 80	4.50%	4.00%
81+	5.00%	4.50%

E.For LifeGuard Freedom Net with Joint Option GMWBs issued March 7, 2022 through July 31, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.25%	2.75%
65 - 74	4.25%	3.75%
75 - 80	4.75%	4.25%
81+	5.25%	4.75%

F.For LifeGuard Freedom Net with Joint Option GMWBs issued August 1, 2022 through March 12, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.40%	2.90%
65 - 74	4.40%	3.90%
75 - 80	4.90%	4.40%
81+	5.40%	4.90%

G.For LifeGuard Freedom Net with Joint Option GMWBs issued March 13, 2023 through August 27, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.25%
65 - 74	5.00%	4.25%
75 - 80	5.25%	4.75%
81+	5.50%	5.25%

IV.    Flex GMWB (previously called LifeGuard Freedom Flex GMWB)

A.For LifeGuard Freedom Flex GMWBs issued September 25, 2017 through June 23, 2019.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Plus GAWA% Table	Income Stream Value GAWA% Table
35 - 64	4.00%	3.50%	3.00%
65 - 74	5.00%	4.50%	4.00%
75 - 80	5.50%	5.00%	4.50%
81+	6.00%	5.50%	5.00%

B.For LifeGuard Freedom Flex GMWBs issued June 24, 2019 through December 13, 2020.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	4.00%	3.00%
65 - 74	5.00%	4.00%
75 - 80	5.50%	4.50%
81+	6.00%	5.00%

C.For LifeGuard Freedom Flex GMWBs issued December 14, 2020 through February 28, 2021.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.00%
65 - 74	4.75%	4.00%
75 - 80	5.25%	4.50%
81+	5.75%	5.00%

D.For LifeGuard Freedom Flex GMWBs issued March 1, 2021 through March 6, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.75%	4.00%
75 - 80	5.00%	4.50%
81+	5.25%	5.00%

E.For LifeGuard Freedom Flex GMWBs issued March 7, 2022 through August 27, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.25%
65 - 74	5.00%	4.25%
75 - 80	5.25%	4.75%
81+	4.50%	5.25%

V.    Flex with Joint Option GMWB (previously called LifeGuard Freedom Flex With Joint Option GMWB)

A.For LifeGuard Freedom Flex with Joint Option GMWBs issued September 25, 2017 through June 23, 2019.

GAWA Percentages
Ages	Income Stream Plus GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.50%	4.00%
75 - 80	5.00%	4.50%
81+	5.50%	5.00%

B.For LifeGuard Freedom Flex with Joint Option GMWBs issued June 24, 2019 through December 13, 2020.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.50%	3.00%
65 - 74	4.50%	4.00%
75 - 80	5.00%	4.50%
81+	5.50%	5.00%

C.For LifeGuard Freedom Flex with Joint Option GMWBs issued December 14, 2020 through February 28, 2021.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.25%	3.00%
65 - 74	4.25%	4.00%
75 - 80	4.75%	4.50%
81+	5.25%	5.00%

D.For LifeGuard Freedom Flex with Joint Option GMWBs issued March 1, 2021 through March 6, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.00%	2.50%
65 - 74	4.00%	3.50%
75 - 80	4.50%	4.00%
81+	5.00%	4.50%

E.For LifeGuard Freedom Flex with Joint Option GMWBs issued March 7, 2022 through July 31, 2022.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.25%	2.75%
65 - 74	4.25%	3.75%
75 - 80	4.75%	4.25%
81+	5.25%	4.75%

F.For LifeGuard Freedom Flex with Joint Option GMWBs issued August 1, 2022 through March 12, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.40%	2.90%
65 - 74	4.40%	3.90%
75 - 80	4.90%	4.40%
81+	5.40%	4.90%

G.For LifeGuard Freedom Flex with Joint Option GMWBs issued March 13, 2023 through August 27, 2023.

GAWA Percentages
Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
35 - 64	3.75%	3.25%
65 - 74	5.00%	4.25%
75 - 80	5.25%	4.75%
81+	5.50%	5.25%

VI.    LifeGuard Freedom Accelerator GMWB

A.For LifeGuard Freedom Accelerator GMWBs issued before November 8, 2021.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	3.25%	0.10%
50-54	3.50%	0.15%
55-59	3.75%	0.20%
60-64	4.00%	0.20%
65-69	4.75%	0.25%
70-74	4.75%	0.30%
75-80	5.50%	0.40%

B.For LifeGuard Freedom Accelerator GMWBs issued November 8, 2021 through March 6, 2022.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	3.25%	0.10%
50-54	3.50%	0.10%
55-59	3.50%	0.15%
60-64	3.50%	0.15%
65-69	4.75%	0.20%
70-74	4.75%	0.25%
75-80	5.00%	0.35%

C.For LifeGuard Freedom Accelerator GMWBs issued March 7, 2022 through August 27, 2023.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	3.50%	0.10%
50-54	3.75%	0.10%
55-59	3.75%	0.15%
60-64	3.75%	0.15%
65-69	5.00%	0.20%
70-74	5.00%	0.25%
75-80	5.25%	0.35%

VII.    LifeGuard Freedom Accelerator with Joint Option GMWB

A.For LifeGuard Freedom Accelerator with Joint Option GMWBs issued before November 8, 2021.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	2.75%	0.10%
50-54	3.00%	0.15%
55-59	3.25%	0.20%
60-64	3.50%	0.20%
65-69	4.25%	0.25%
70-74	4.25%	0.30%
75-80	5.00%	0.40%

B.For LifeGuard Freedom Accelerator with Joint Option GMWBs issued November 8, 2021 through March 6, 2022.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	2.75%	0.10%
50-54	3.00%	0.10%
55-59	3.00%	0.15%
60-64	3.00%	0.15%
65-69	4.00%	0.20%
70-74	4.00%	0.25%
75-80	4.50%	0.35%

C.For LifeGuard Freedom Accelerator with Joint Option GMWBs issued March 7, 2022 through August 27, 2023.

Ages	Starting GAWA Percentage	Deferral Credit Percentage
45-49	3.00%	0.10%
50-54	3.25%	0.10%
55-59	3.25%	0.15%
60-64	3.25%	0.15%
65-69	4.25%	0.20%
70-74	4.25%	0.25%
75-80	4.75%	0.35%

VIII.    MarketGuard Stretch GMWB

No historical GAWA percentages are available at this time for the MarketGuard Stretch GMWB.

APPENDIX H

HISTORICAL GWB ADJUSTMENT PERCENTAGES

I.    Flex Net GMWB (previously called LifeGuard Freedom Net GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Adjustment percentage is 200%.

B.For GMWBs issued between August 10, 2020 and February 28, 2021, the GWB Adjustment percentage is 180%.

II.    Flex Net With Joint Option GMWB (previously called LifeGuard Freedom Net With Joint Option GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Adjustment percentage is 200%.

B.For GMWBs issued between August 10, 2020 and February 28, 2021, the GWB Adjustment percentage is 180%.

III.    Flex GMWB (previously called LifeGuard Freedom Flex GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Adjustment percentage is 200%.

B.For GMWBs issued between August 10, 2020 and February 28, 2021, the GWB Adjustment is 170% when the Bonus I option is elected, 180% when the Bonus II option is elected, and 190% when the Bonus III option is elected.

IV.    Flex With Joint Option GMWB (previously called LifeGuard Freedom Flex With Joint Option GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Adjustment percentage is 200%.

B.For GMWBs issued between August 10, 2020 and February 28, 2021, the GWB Adjustment is 170% when the Bonus I option is elected, 180% when the Bonus II option is elected, and 190% when the Bonus III option is elected.
H-1

APPENDIX I

HISTORICAL GMWB BONUS PERCENTAGES

I.    Flex Net GMWB (previously called LifeGuard Freedom Net GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GMWB Bonus percentage is 6%.
B.For GMWBs issued between August 10, 2020 and July 31, 2022, the GMWB Bonus percentage is 5%

II.    Flex Net With Joint Option GMWB (previously called LifeGuard Freedom Net With Joint Option GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GMWB Bonus percentage is 6%.
B.For GMWBs issued between August 10, 2020 and July 31, 2022, the GMWB Bonus percentage is 5%

III.    Flex GMWB (previously called LifeGuard Freedom Flex GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Bonus percentage options are 5% for Bonus I, 6% for Bonus II, and 7% for Bonus III.
B.For GMWBs issued between August 10, 2020 and July 31, 2022, the GWB Bonus percentage options are 4% for Bonus I, 5% for Bonus II, and 6% for Bonus III.

IV.    Flex With Joint Option GMWB (previously called LifeGuard Freedom Flex With Joint Option GMWB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020, the GWB Bonus percentage options are 5% for Bonus I, 6% for Bonus II, and 7% for Bonus III.
B.For GMWBs issued between August 10, 2020 and July 31, 2022, the GWB Bonus percentage options are 4% for Bonus I, 5% for Bonus II, and 6% for Bonus III.

V.    Flex DB (previously called LifeGuard Freedom Flex DB)

A.For GMWBs issued between September 25, 2017 and August 9, 2020 the Bonus option requirement for election of the LifeGuard Freedom Flex DB was 6%.
B.For GMWBs issued between August 10, 2020 and July 31, 2022 the Bonus option requirement for election of the LifeGuard Freedom Flex DB was 5%.

I-1

APPENDIX J

HISTORICAL BENEFIT DESCRIPTIONS FOR FLEX GMWB AND FLEX WITH JOINT OPTION GMWB

Below are the historical benefit descriptions for the Flex GMWB and Flex With Joint Option GMWB add-on benefits applicable to elections made prior to August 28, 2023. Please note: Prior to August 28, 2023, these add-on benefits were marketed as “LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB,” respectively. The disclosures in this appendix refer to the add-on benefits using the historical marketing names applicable at the time of election.

Guaranteed Minimum Withdrawal Benefits for a Single Life or two Covered Lives with Combinations of Optional Bonus Percentage Amounts, Annual or Quarterly Contract Value-Based Step-Ups, and Guaranteed Death Benefit (“LifeGuard Freedom Flex GMWB” and “LifeGuard Freedom Flex with Joint Option GMWB”).

These are Guaranteed Minimum Withdrawal Benefits (GMWBs) that guarantee the withdrawal of minimum annual amounts for life, regardless of the performance of the underlying investment options. The amount of withdrawals that you can make will depend on how you combine the many optional features under these GMWBs.

LifeGuard Freedom Flex with Joint Option GMWB provides for coverage for the life of the Owner and Owner’s spouse (“Covered Lives”). In the case of tax-qualified Contracts owned by a natural person, the Owner and the primary spousal Beneficiary named as of the effective date of this endorsement will each be considered a Covered Life. On non-qualified LifeGuard Freedom Flex with Joint Option GMWB Contracts owned by natural persons, the spousal joint Owners will each be considered a Covered Life.

These GMWBs permit, prior to being added to the Contract, a selection among combinations of the following optional features (Options).

•a range of bonus percentage amounts (Current bonus percentage amounts are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical bonus percentages, please see “Appendix I (Historical GMWB Bonus Percentages).”),
•annual or quarterly Contract Value step-ups (quarterly step-ups are applied annually based on the highest quarterly Contract Value), and
•an optional death benefit.

Following is a summary of the available combinations of Options.

LifeGuard Freedom Flex GMWB - Available Option Combinations

Step-Up
Bonus	Annual or Highest Quarterly Contract Value	Freedom Flex Death Benefit (DB)

Bonus I	Annual
Bonus I	Quarterly
Bonus II	Annual	Yes*
Bonus II	Quarterly	Yes*
Bonus III	Annual
Bonus III	Quarterly

LifeGuard Freedom Flex with Joint Option GMWB-
Available Option Combinations

Step-Up
Annual or Highest Quarterly
Bonus	Contract Value

Bonus I	Annual
Bonus I	Quarterly
Bonus II	Annual
Bonus II	Quarterly
Bonus III	Annual
Bonus III	Quarterly
*This Guaranteed Death Benefit is only available in conjunction with the purchase of the Bonus II option within the LifeGuard Freedom Flex GMWB (the “LifeGuard Freedom Flex GMWB with Bonus II Option”). At the time you purchased your Contract, different Bonus option requirements may have been in place for election of the LifeGuard Freedom Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information.

These GMWBs may be appropriate for those individuals who are looking for a combination of Options within a GMWB that differs from the combinations of specified similar features offered by Jackson under other GMWBs. Thus, the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB allow the Owner (or the Owner and the Owner’s spouse), with the assistance of his or her financial professional, to select an available combination of Options, consistent with a variety of considerations, such as: his or her expectations of market performance; anticipated timing of subsequent Premiums; needs for future guaranteed annual percentage of withdrawals; expectation of need for early or unscheduled withdrawals to fund then current living expenses and obligations; marital and family status; and tax-qualified or non-tax-qualified purpose of the investment.

Differences in the percentage of a Bonus Option or differences in the method of computing Contract Value for purposes of a step-up Option do not otherwise affect the operation of the resulting combination of Options.

References to “this GMWB” apply to each of the GMWBs, LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, including all of the available combinations of Options and the GAWA% tables that may be available that each provides, as discussed below. In addition, as disclosed in the Fees and Expenses Tables, the charges of each GMWB will vary depending on the mix of Options and the GAWA% table selected. Upon selection of the Options and a request for one of these GMWBs received in Good Order, the Owner will receive an endorsement to the Contract reflecting the selection of Options.

Each combination of Options, other than the combination that includes the LifeGuard Freedom Flex DB (for information about the LifeGuard Freedom Flex DB, please see “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 154) is offered to Owners between the ages of 35 and 80. As explained below with regard to both the LifeGuard Freedom Flex GMWB and LifeGuard Freedom Flex with Joint Option GMWB, the timing and amounts of withdrawals have a significant impact on the amount and duration of benefits. The cumulative costs of these GMWBs also are greater the longer the duration of ownership. The closer you are to retirement the more reliably you may be able to forecast your needs to make withdrawals prior to the ages where the amounts of certain benefits (such as the For Life Guarantee (59½) and the GWB adjustment (70)) are locked-in. Conversely, forecasts at younger ages may prove less reliable. You should undertake careful consideration and thorough consultation with your financial professional or retirement planning agent as to the financial resources and age of the Owner/Annuitant and the value to you of the potentially limited downside protection that this GMWB might provide.

Election of these GMWBs disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

These GMWBs may not be terminated by the Owner independently from the Contract to which they are attached.

LifeGuard Freedom Flex GMWB.
The following description of this GMWB is supplemented by the examples in Appendix D under section “III. LifeGuard Freedom Flex,” particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups and example 11 for the guaranteed withdrawal balance adjustment.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) subject to the following:

•If the For Life Guarantee is in effect, the guarantee lasts for the lifetime of the Designated Life or, if there are joint Owners, the lifetime of the joint Owner who dies first (the “For Life Guarantee”). For purposes of this GMWB, the Designated Life is the original Owner (or oldest joint Owner) if the Owner is a natural person. If the Owner is a non-natural Owner, the Designated Life is the original Annuitant (or oldest joint Annuitant).

For the Owner that is a legal entity, the guarantee lasts for the lifetime of the Designated Life (or if there are joint Annuitants, the lifetime of the joint Annuitant who dies first).
The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the date of death of the Owner (or any joint Owner) or (2) the date when all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

In the event of the Owner’s death, a spousal Beneficiary may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the Owner’s death may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Designated Lives 35 to 80 years old, or 35 to 75 (72 for endorsements issued before February 11, 2019) years old if you select the Option combination that includes the LifeGuard Freedom Flex DB, (proof of age is required). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary (subject to availability). Please note, while this GMWB may be added to a Contract on any Contract Anniversary (subject to availability), the LifeGuard Freedom Flex DB is not available after issue and can only be added on the Issue Date. Once added this GMWB cannot be cancelled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

We allow ownership changes of a Contract with this GMWB. However, the Designated Life may not be changed. Any provisions referring to the age of a Designated Life apply even if that Designated Life is no longer living. When the Owner is a legal entity, changing Annuitants is not allowed.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s (or oldest joint Owner’s) attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

PLEASE NOTE: Upon the death of the Designated Life, or in the case of joint Owners, the death of the first joint Owner, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information. If the For Life Guarantee is not in effect, upon the death of the Owner or the death of any joint Owner or the depletion of the GWB, all payments will cease and spousal continuation is not available.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and selected Income Stream Level, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are two different Income Stream Levels available, each of which provide different sets of GAWA percentages with different associated charges. The applicable GAWA percentages are disclosed in GAWA% tables, listed from the table offering the highest GAWA percentages for each age group (Income Stream Max GAWA% Table) to the table offering the lowest GAWA percentages for each age group (Income Stream Value GAWA% Table). The current GAWA% Tables are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the GAWA% tables.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages. If we change the GAWA percentages, we will follow these procedures:

•When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 165).

•If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.

In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 25. Also, please see the “Optional Benefit Charges” table under the “FEES AND EXPENSES TABLES” beginning on page 8. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the Rate Sheet Prospectus Supplement that was applicable at the time you purchased your Contract. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus supplement, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “III. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.
The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees, and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Designated Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Designated Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). The GWB adjustment percentage varies depending on which Bonus option is elected. Current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).” For more information about the available Bonus options, please see “Bonus” below.

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the applicable GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. LifeGuard Freedom Flex”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “III. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.
We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “III. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods, which must be selected by you at issue and once selected cannot be changed. Under one method, the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable Bonus Options. Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable Bonus Options (“Highest Quarterly Contract Value”). For more information about available Bonus options, please see “Bonus” below.

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value. (subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019)).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.
PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in the charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. For more information, please see “LifeGuard Freedom Flex GMWB Charge.”

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the death of any joint Owner) while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse.

Also see the “LifeGuard Freedom Flex DB” under “Optional Death Benefits”, beginning on page 154, for the death benefit that differs from the Contract’s death benefit and is available only at issue and in combination with the selection of the Bonus II option. At the time you purchased your Contract, different Bonus option requirements may have been in place for election of the LifeGuard Freedom Flex DB. Please see “Appendix I (Historical GMWB Bonus Percentages)” for more information.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Designated Life (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Designated Life (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.
Subject to the Company’s approval, you may elect to receive payments more frequently than annually. If you die, all rights under your Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit and the LifeGuard Freedom Flex DB.

Spousal Continuation. In the event of the Owner’s death (or any Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦Upon the Owner’s death, the For Life Guarantee is void.

◦The GWB is only payable while there is value to it (until depleted).

◦The GWB adjustment provision is void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the continuation date (as if that person survived to that date). The GAWA percentage will not change on future step-ups.
◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•Continue the Contract without this GMWB (GMWB is terminated).

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of the Owner’s death (or any Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.
Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of the joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or any Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage options are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “III. LifeGuard Freedom Flex”, particularly example 10. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, determined by your Bonus option election. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base, determined by your Bonus option election.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB is added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 6 and 7 in Appendix D under section “III. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

LifeGuard Freedom Flex with Joint Option GMWB.

The description of this GMWB is supplemented by the examples in Appendix D under section “III. LifeGuard Freedom Flex”, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the step-ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

Except as otherwise discussed below, the election of this GMWB under a non-tax-qualified contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.” In such cases, the Owners can be subsequently changed, but the Covered Lives cannot be changed. Upon the death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners and joint

Annuitants. In these cases, the spouses are the Covered Lives, and the For Life Guarantee is based on the Annuitant’s life who dies last. The Owners can be subsequently changed but no changes of Annuitant are allowed.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the primary spousal Beneficiary cannot be changed while both the Owner and primary spousal Beneficiary are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon spousal continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

This GMWB is also available on a limited basis under Qualified Custodial Account Contracts, pursuant to which the Annuitant and a Contingent Annuitant named at election of the GMWB must be spouses and will be the Covered Lives. The only changes in these arrangements that we permit are that (i) the custodial Owner may be changed or (ii) the ownership of the Contract may be transferred to the Annuitant if, at the same time as that transfer, the Contingent Annuitant is designated as the primary (spousal) Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date), subject to the following:

•This guarantee lasts for the duration of the life of the last surviving Covered Life (the “For Life Guarantee”) if the For Life Guarantee is in effect.

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Designated Life attaining the age of 59½. For purposes of this GMWB, the Designated Life is the youngest Covered Life. If the Designated Life is 59½ years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

If the For Life Guarantee is in effect, it will be terminated if a withdrawal exceeds the permissible amounts and reduces the Contract Value to zero. (Please see the “Contract Value is Zero” subsection below to understand what happens when the Contract Value is reduced to zero.) Otherwise, the For Life Guarantee remains effective until the date this GMWB endorsement is terminated or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation. Please see the “Termination” subsection below to understand under what conditions this GMWB endorsement and, accordingly, the For Life Guarantee can be terminated.

In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

•If the For Life Guarantee is not in effect, the guarantee lasts until the earlier of (1) the death of the Owner or any joint Owner, (2) the death of the Annuitant on Qualified Custodial Account Contracts, or (3) the date the Guaranteed Withdrawal Balance (GWB) is depleted, without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Upon the death of the Owner or joint Owner, a spousal Beneficiary who is not a Covered Life may continue this GMWB endorsement under spousal continuation. In that event, the GWB is payable until depleted. (Please see the “Spousal Continuation” subsection below for more information.) If the Beneficiary is a non-spousal Beneficiary, the GWB is void and this endorsement is terminated; therefore, the death of the Owner or joint Owner may have a significant negative impact on the value of this GMWB endorsement and cause the endorsement to prematurely terminate.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the financial professional who is helping, or who helped, you purchase your Contract to be sure that this GMWB and the combination of Options you ultimately choose suit your needs and are consistent with your expectations.

This GMWB is available to Covered Lives 35 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary, subject to availability; and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue Joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of spousal continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner. If you are eligible to elect this GMWB after the Contract Issue Date on a Contract Anniversary (subject to availability), we must receive a request in Good Order within 30 calendar days prior to the Contract Anniversary.

This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated. Please see “Guaranteed Withdrawal Balance (“GWB”)” and “Withdrawals” below for more information about the GWB and GAWA.

Election of this GMWB disqualifies you from utilizing our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program) to directly deduct advisory fees from Contract Value.

Guaranteed Withdrawal Balance (“GWB”). The GWB is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating your Contract Value or other guaranteed benefits. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB for all combinations of Options.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial Premium net of any applicable Premium taxes.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary, subject to availability –	The GWB equals Contract Value.
The GAWA is determined based on the Designated Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the withdrawal. See the GAWA percentage table below.

The GWB can never be more than $10 million (including upon step-up, the application of a GWB adjustment or the application of any Bonus), and the GWB is reduced by each withdrawal. For endorsements issued before June 24, 2019, the GWB can never be more than $5 million.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and selected Income Stream Level, and is determined based on the Designated Life’s attained age at the time of the first withdrawal. (Elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

There are two different Income Stream Levels available, each of which provide different sets of GAWA percentages with different associated charges. The applicable GAWA percentages are disclosed in GAWA% tables, listed from the table offering the highest GAWA percentages for each age group (Income Stream Max GAWA% Table) to the table offering the lowest GAWA percentages for each age group (Income Stream Value GAWA% Table). The current GAWA% Tables are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. We reserve the right to prospectively restrict the availability of the GAWA% tables. Therefore, not all GAWA% tables may be available at the time you are interested in electing this GMWB. Please contact your financial professional, or contact us at our Customer Care Center, for information regarding the current availability of the GAWA% tables.

We reserve the right to prospectively change the GAWA percentages, including the age bands, on new GMWB endorsements. The current GAWA percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy of the current Rate Sheet Prospectus Supplement, please visit www.jackson.com/product-literature-5.html. Please see “Appendix G (Historical GAWA and Deferral Credit Percentages)” to view historical GAWA percentages. If we change the GAWA percentages, we will follow these procedures:

•When we issue your Contract we will deliver a copy of the prospectus that includes the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement to you. You will have until the end of the Free Look period to cancel your Contract and this GMWB by returning the Contract to us pursuant to the provisions of the Free Look section (please see “Free Look” on page 165).

•If you are an existing Owner and are eligible to elect this GMWB after the Issue Date, at the time we change the GAWA percentages we will send you the notice of change of GAWA percentages in the form of a Rate Sheet Prospectus Supplement. If you later elect this GMWB, when we receive your election, we will send you the required endorsement with a duplicate notice of change of GAWA percentages. You will have 30 days after receiving the notice to cancel your election of this GMWB by returning the endorsement to us.

In each case, the actual GAWA percentages will be reflected in your Contract endorsement.

In connection with a change of GAWA percentages, as described above, we may continue to offer the existing GAWA percentages, in effect prior to the change, as an Optional GAWA% table at an increased charge. The increased charge for any combination of options under the Freedom Flex GMWB will not be greater than the maximum annual charges shown in the charge tables, which in no event exceed 3.00%. For the charges for each GMWB, please see the section for the applicable GMWB appearing under “Contract Charges” beginning on page 25. Also, please see the “Optional Benefit Charges” table under the “FEES AND EXPENSES TABLES” beginning on page 8. The Optional GAWA% table will maintain the GAWA percentages for each age group that were available before the change as reflected in the Rate Sheet Prospectus Supplement that was applicable at the time you purchased your Contract. If we offer the Optional GAWA% table, the notice of change in the form of a prospectus supplement, that will be delivered to you, will describe both the change to the GAWA percentages, and the Optional GAWA% table and related charges. We reserve the right to prospectively change the GAWA percentages in the Optional GAWA% table, including the age bands, on new GMWB endorsements subject to the notices and procedures described above.

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee and it will never become effective. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix D under section “III. LifeGuard Freedom Flex” supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, please see “RMD NOTES” under “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” on page 49, for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.
The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix D under section “III. LifeGuard Freedom Flex”). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA will also be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
The Excess Withdrawal is defined to be the lesser of:

•The total amount of the current partial withdrawal, or

•The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any asset allocation fees and other charges or adjustments. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to a Market Value Adjustment. For more information, please see “THE FIXED ACCOUNT” beginning on page 11.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including automatic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 159.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or

Excess Withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment. Tax-qualified plan Contract Owners should consider the impact of Required Minimum Distributions on this benefit since any withdrawal from the Contract will void the GWB adjustment.

The GWB Adjustment Date is the later of:

•The Contract Anniversary on or immediately following the Designated Life’s 70th birthday, Or

•The 12th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•On the effective date of this endorsement, the GWB adjustment is equal to a percentage of the GWB, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). The GWB adjustment percentage varies depending on which Bonus option is elected. Current GWB adjustment percentages are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical GWB adjustment percentages, please see “Appendix H (Historical GWB Adjustment Percentages).” For more information about the available Bonus options, please see “Bonus” below.

•With each subsequent Premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the applicable GWB adjustment percentage of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. LifeGuard Freedom Flex”.)

•With each subsequent Premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the Premium payment plus the amount of the Premium payment, net of any applicable Premium taxes, subject to a maximum of $10 million ($5 million for endorsements issued before June 24, 2019). (See Example 3 in Appendix D under section “III. LifeGuard Freedom Flex”.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base. Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix D under section “III. LifeGuard Freedom Flex” for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent Premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the Premium net of any applicable Premium taxes.
If the Premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent Premium payment net of any applicable Premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.
We require prior approval for a subsequent Premium payment that would result in your Contract having $1 million of Premiums in the aggregate. We also reserve the right to refuse subsequent Premium payments. The GWB can never be more than $10 million ($5 million for endorsements issued before June 24, 2019). See Example 3b in Appendix D under section “III. LifeGuard Freedom Flex” to see how the GWB is recalculated when the $10 million maximum is hit.

Step-up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value by one of two calculations methods, which must be selected by you at issue and once selected cannot be changed. Under one method, the GWB will be reset to the Contract Value on that Contract Anniversary (the “Contract Anniversary Value”) for the applicable Bonus Options. Under the other method, the GWB will be reset annually on each Contract Anniversary to the highest quarterly Contract Value, as described immediately below for the applicable Bonus Options (“Highest Quarterly Contract Value”). (See Examples 6 and 7 in Appendix D under section “III. LifeGuard Freedom Flex”.) For more information about available Bonus options, please see “Bonus” below.

The Contract Anniversary Value method, as opposed to the Highest Quarterly Contract Value method, is determined solely by reference to and use of the Contract Value on that Contract Anniversary.

The Highest Quarterly Contract Value is determined by reference to and use of the Contract Value on the highest of the four prior Contract Quarterly Anniversaries as follows:

The Highest Quarterly Contract Value is equal to the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the step-up is determined. The quarterly adjusted Contract Value is equal to the Contract Value on the Contract Quarterly Anniversary, plus any Premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable Premium taxes, and adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value prior to the partial withdrawal, reduced by the partial withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

With a step-up –
The GWB equals the Contract Value, as determined based on the Contract Anniversary Value or the Highest Quarterly Contract Value, subject to a $10 million maximum ($5 million for endorsements issued before June 24, 2019).

	●	The GAWA percentage will not be recalculated upon step-ups following spousal continuation if the spouse electing spousal continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the step-up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage (as adjusted by any increase that occurs pursuant to the same step-up) multiplied by the new GWB, Or
	●	The GAWA prior to step-up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value.

The GWB can never be more than $10 million with a step-up ($5 million for endorsements issued before June 24, 2019). Upon step-up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Charge Increase. On each fifth Contract Anniversary, the GMWB charge may be increased. You will be notified in advance of a GMWB Charge increase and may elect to opt out of the charge increase and any future charge increases by forfeiting the GWB bonus provision, automatic step-up provision, GWB adjustment, and any other increases to the GWB and GAWA. Such election must be received in Good Order prior to the Contract Anniversary. Upon such election, no future Premiums will be allowed and the GAWA% will be determined with no future recalculation. While electing to discontinue these provisions will prevent an increase in charge, you will be foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Such election is final, and you may not subsequently elect to reinstate these provisions once they have been discontinued. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order. For more information, please see LifeGuard Freedom Flex With Joint Option GMWB Charge”.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value, unless continued by the surviving spouse. Please see the information beginning on page 65 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting this GMWB.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Designated Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.
Subject to the Company’s approval, you may elect to receive payments more frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent Premium payments will be accepted. All optional endorsements terminate without value, and no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving sole spousal Beneficiary may elect to:

•Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)
◦If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

    If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the Continuation Date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB Adjustment Date will continue to be based on the original effective date of the endorsement or the Designated Life’s attained age, as applicable.

    If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦Step-ups will continue as permitted in accordance with the step-up rules above.

    New GAWA percentages will continue to be determined in accordance with the step-up rules above if the continuing spouse is a Covered Life. No such new GAWA percentages will be determined subsequent to continuation by a spouse who is not a Covered Life.

◦Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the Designated Life’s attained age.

◦If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age on the Continuation Date (as if that person survived to that date).

◦The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility - if the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Spousal Continuation Option” beginning on page 158.

Termination. This GMWB terminates, subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge, and all benefits cease on the earliest of:
•The Income Date;

•The date of total withdrawal of Contract Value;

In taking a total withdrawal of your Contract Value, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•The date of death of the Owner (or any joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•The date all obligations for payment under this GMWB are satisfied after the Contract has terminated pursuant to the termination provisions of the Contract.

This GMWB may not otherwise be terminated independently from termination of the Contract.
Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Designated Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount, and no payments will be made in excess of the remaining GWB. The annual amount payable will equal the GAWA, except that the last payment may be a smaller amount equal to the then-remaining GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued as a tax-qualified Contract under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 48 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to a percentage of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The current Bonus percentage options are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.jackson.com/product-literature-5.html. For a list of historical Bonus percentage options, please see “Appendix I (Historical GMWB Bonus Percentages).” The percentage that actually applies under your GMWB is the one that is included as the bonus rate in the combination of Options that you elect. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix D under section “III. LifeGuard Freedom Flex”, particularly example 8. The box below has more information about the bonus, including:

•How the bonus is calculated;

•What happens to the Bonus Base (and bonus) with a withdrawal, Premium payment, and any step-up;

•For how long the bonus is available; and

•When and what happens when the bonus is applied to the GWB.

The bonus equals a percentage of the Bonus Base, determined by your Bonus option election. The Bonus Base may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: automatic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a Premium payment, the Bonus Base increases by the amount of the Premium payment net of any applicable Premium taxes.
●	With any step-up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the step-up.
The Bonus Base can never be more than $10 million ($5 million for endorsements issued before June 24, 2019).
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to automatic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by a percentage of the Bonus Base, determined by your Bonus option election.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base or GWB adjustment.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a step-up so long as the step-up occurs on or before the Contract Anniversary immediately following the Designated Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a step-up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a step-up. Such a restart, however, will not reinstate any bonus that would have been credited on a prior date that was not within a Bonus Period.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2023. At that time, the bonus period is scheduled to expire on December 1, 2033 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a step-up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2026), and the Designated Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2036. Further, assuming that the next Bonus Base increase due to a step-up does not occur until December 1, 2038 (which is two years after the Bonus Period in this example expired) and that the Designated Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2038, and would be scheduled to expire on December 1, 2048. (Please also see Examples 6 and 7 in Appendix D under section “III. LifeGuard Freedom Flex” for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Mailing Address and Contact Information
Customer Care Center
Regular Mail:	P.O. Box 24068, Lansing, Michigan 48909-4068
Overnight Mail:	1 Corporate Way, Lansing, Michigan 48951
Customer Care:	800-644-4565 8:00 a.m. to 7:00 p.m. ET (M-F)
Fax:	800-701-0125
Email:	customercare@jackson.com

K-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated August 28, 2023 contains more information about the Contracts and the Separate Account, and can be found online at https://www.jackson.com/product-literature-5.html. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us at 1-800-644-4565 or write to us at:

Customer Care Center
P.O. Box 24068
Lansing, Michigan 48909-4068

Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Separate Account EDGAR contract identifier #C000190624

K-2

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2023

PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated August 28, 2023. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P.O. Box 24068, Lansing, Michigan 48909-4068 or calling 1-800-644-4565.

1

General Information and History

Jackson

We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is a wholly owned subsidiary of Jackson Financial Inc. (“JFI”). Prudential plc and Athene Life Re Ltd each hold a minority economic interest in JFI. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc. JFI is also the ultimate parent of PPM America, Inc., a sub-adviser for certain of the Funds, and Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606.

We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

The Separate Account

We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson®). Jackson is a wholly owned subsidiary of Jackson Financial Inc., a publicly traded life insurance company in the United States.

Trademarks, Service Marks, and Related Disclosures

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

The "Dow Jones Industrial Average" is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by Jackson National Life Insurance Company and its Affiliates (collectively, "Jackson"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); DJIA®, The Dow®, Dow Jones® and Dow Jones Industrial Average™ are trademarks of Dow Jones Trademark Holdings, LLC ("Dow Jones"); and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson. The JNL/Mellon DowSM Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, expressed or implied, to the owners of the JNL/Mellon DowSM Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon DowSM Index Fund particularly or the ability of the Dow Jones Industrial Average to track general market performance. S&P Dow Jones Indices' only relationship to Jackson is the licensing of the Dow Jones Industrial Average and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Dow Jones Industrial Average is determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL/Mellon DowSM Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the JNL/Mellon DowSM Index Fund into consideration in determining, composing or calculating the Dow Jones Industrial Average. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL/Mellon DowSM Index Fund or the timing of the issuance or sale of the JNL/Mellon DowSM Index Fund in the determination or calculation of the equation by which the JNL/Mellon DowSM Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL/Mellon DowSM Index Fund. There is no assurance that investment products based on the Dow Jones Industrial Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it
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considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL/Mellon DowSM Index Fund currently being issued by Jackson, but which may be similar to and competitive with the JNL/Mellon DowSM Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones Industrial Average.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE JNL/MELLON DOWSM INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index, (collectively, the "Indices") are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by Jackson National Life Insurance Company ("Jackson") and its affiliates (collectively, "Jackson"). Standard & Poor's®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and these trademarks have been licensed for use by SPDJI and have been sub-licensed for certain purposes by Jackson. The JNL S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and JNL/Mellon Small Cap Index Fund (collectively, the "JNL Funds") are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices' only relationship to Jackson with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the JNL Funds. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the JNL Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds in the determination or calculation of the equation by which the JNL Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the JNL Funds currently being issued by Jackson, but which may be similar to and competitive with JNL Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR
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ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The JNL/Mellon Nasdaq® 100 Index Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the JNL/Mellon Nasdaq® 100 Index Fund. The Corporations make no representation or warranty, express or implied to the owners of the JNL/Mellon Nasdaq® 100 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Mellon Nasdaq® 100 Index Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company ("Licensee") is in the licensing of the NASDAQ®, and Nasdaq-100® IndexTM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the JNL/Mellon Nasdaq® 100 Index Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the JNL/Mellon Nasdaq® 100 Index Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the JNL/Mellon Nasdaq® 100 Index Fund to be issued or in the determination or calculation of the equation by which the JNL/Mellon Nasdaq® 100 Index Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the JNL/Mellon Nasdaq® 100 Index Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE JNL/MELLON NASDAQ® 100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morningstar® and the Morningstar Indices (as defined below) are trademarks or service marks of Morningstar, Inc. ("Morningstar") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM"). The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Morningstar, or any of its affiliated companies (all such entities, collectively, ''Morningstar Entities") or the Loan Syndications and Trading Association (“LSTA”). The Morningstar Entities and LSTA make no representation or warranty, express or implied, to the owners of the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds in particular or the ability of the Morningstar Indices to track general stock market performance. The Morningstar Entities' only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar and LSTA; and (ii) of the Morningstar Indices which is determined, composed and calculated by the Morningstar Entities without regard to JNAM or the JNL Funds. The Morningstar Entities have no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Morningstar Indices. The Morningstar Entities and LSTA are not responsible for and have not participated in the determination of the prices and amount of the JNL Funds or the timing of the issuance or sale of the JNL Funds or in the determination or calculation of the equation by which the JNL Funds are converted into cash. The Morningstar Entities and LSTA have no obligation or liability in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Aggressive Target Risk IndexSM	JNL Aggressive Growth Allocation Fund JNL/Goldman Sachs Managed Aggressive Growth Fund
Morningstar® Conservative Target Risk IndexSM	JNL Conservative Allocation Fund JNL/Goldman Sachs Managed Conservative Fund
Morningstar® Developed Markets ex-North America Target Market Exposure IndexSM
JNL/Lazard International Strategic Equity Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Mellon International Index Fund
JNL/T. Rowe Price Balanced Fund

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Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® Developed Markets ex-North America Value Target Market Exposure IndexSM	JNL/Causeway International Value Select Fund
Morningstar® Developed Markets ex-US Target Market Exposure IndexSM	JNL/DFA International Core Equity Fund
Morningstar® Developed Markets Target Market Exposure IndexSM	JNL/BlackRock Global Allocation Fund JNL/Harris Oakmark Global Equity Fund JNL/Mellon World Index Fund
Morningstar® Dividend Composite IndexSM	JNL/WMC Equity Income Fund
Morningstar® Emerging Markets IndexSM	JNL Multi-Manager Emerging Markets Equity Fund
Morningstar® Emerging Markets Target Market Exposure IndexSM	JNL/Mellon Emerging Markets Index Fund JNL/GQG Emerging Markets Equity Fund
Morningstar® Global ex-US Small Cap Target Market Exposure Index SM	JNL Multi-Manager International Small Cap Fund
Morningstar® Global ex-US Target Market Exposure IndexSM	JNL/American Funds International Fund JNL/Baillie Gifford International Growth Fund JNL/WCM Focused International Equity Fund JNL/William Blair International Leaders Fund
Morningstar® Global Small Cap Target Market Exposure IndexSM	JNL/American Funds Global Small Capitalization Fund
Morningstar® Global Target Market Exposure IndexSM
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/AB Sustainable Global Thematic Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/American Funds New World Fund
JNL/Invesco Global Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® LSTA US Leveraged Loan IndexSM	JNL/PPM America Floating Rate Income Fund
Morningstar® Moderate Target Risk IndexSM
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/T. Rowe Price Balanced Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund

Morningstar® Moderately Aggressive Target Risk IndexSM	JNL iShares Tactical Growth Fund JNL Growth Allocation Fund JNL/American Funds Growth Allocation Fund JNL/Goldman Sachs Managed Growth Fund JNL/Vanguard Growth ETF Allocation Fund
Morningstar® Moderately Conservative Target Risk IndexSM	JNL iShares Tactical Moderate Fund JNL Moderate Allocation Fund JNL/Goldman Sachs Managed Moderate Fund JNL/Vanguard Moderate ETF Allocation Fund
Morningstar® US Basic Materials IndexSM	JNL/Mellon Materials Sector Fund
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Index (collectively, the "Morningstar Indices")	Fund (collectively, the "JNL Funds")
Morningstar® US Communication Services IndexSM	JNL/Mellon Communication Services Sector Fund
Morningstar® US Consumer Cyclical IndexSM	JNL/Mellon Consumer Discretionary Sector Fund
Morningstar® US Consumer Defensive IndexSM	JNL/Mellon Consumer Staples Sector Fund
Morningstar® US Energy IndexSM	JNL/Mellon Energy Sector Fund
Morningstar® US Financial Services IndexSM	JNL/Mellon Financial Sector Fund
Morningstar® US Healthcare IndexSM	JNL/Mellon Healthcare Sector Fund
Morningstar® US Industrials IndexSM	JNL/Mellon Industrials Sector Fund
Morningstar® US Large-Mid Cap IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Large-Mid Cap Broad Growth IndexSM	JNL/BlackRock Large Cap Select Growth Fund JNL/ClearBridge Large Cap Growth Fund JNL/T. Rowe Price Established Growth Fund
Morningstar® US Large-Mid Cap Broad Value IndexSM	JNL/Invesco Diversified Dividend Fund JNL/JPMorgan U.S. Value Fund JNL/Newton Equity Income Fund JNL/T. Rowe Price Value Fund JNL/WMC Value Fund
Morningstar® US Market IndexSM	JNL/Mellon U.S. Stock Market Index Fund
Morningstar® US Market Extended IndexSM	JNL/DFA U.S. Core Equity Fund
Morningstar® US Mid Cap Broad Growth IndexSM	JNL/JPMorgan MidCap Growth Fund JNL/T. Rowe Price Mid-Cap Growth Fund
Morningstar® US Mid Cap Broad Value IndexSM	JNL/MFS Mid Cap Value Fund
Morningstar® US Mid Cap IndexSM	JNL Multi-Manager Mid Cap Fund
Morningstar® US Real Estate IndexSM	JNL/Mellon Real Estate Sector Fund
Morningstar® US REIT IndexSM	JNL/Heitman U.S. Focused Real Estate Fund
Morningstar® US Small Cap Broad Growth Extended IndexSM	JNL Multi-Manager Small Cap Growth Fund JNL/Invesco Small Cap Growth Fund
Morningstar® US Small Cap Broad Value Extended IndexSM	JNL Multi-Manager Small Cap Value Fund
Morningstar® US Small Cap Extended IndexSM	JNL/DFA U.S. Small Cap Fund JNL/RAFI® Fundamental U.S. Small Cap Fund
Morningstar® US Technology IndexSM	JNL/Mellon Information Technology Sector Fund
Morningstar® US Target Market Exposure IndexSM	JNL/AQR Large Cap Defensive Style Fund
Morningstar® US Sustainability IndexSM	JNL/Morningstar U.S. Sustainability Index Fund
Morningstar® US Utilities IndexSM	JNL/Mellon Utilities Sector Fund
Morningstar® Wide Moat Focus IndexSM	JNL/Morningstar Wide Moat Index Fund

THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES OR LSTA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The JNL/RAFI® Fundamental U.S. Small Cap Fund and JNL/RAFI® Multi-Factor U.S. Equity Fund (the "JNL/RAFI Funds") are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the "RAFI Parties") nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor® US Index and RAFI Fundamental US Small Index (each an "Index") or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the
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Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index® and RAFI® are registered trademarks of Research Affiliates, LLC in the US and other countries.

"Bloomberg®" and the Bloomberg Indices (as defined below) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Jackson National Asset Management, LLC ("JNAM").

The JNL Funds (as defined below) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the JNL Funds or any member of the public regarding the advisability of investing in securities generally or in the JNL Funds particularly. The only relationship of Bloomberg to JNAM is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which is determined, composed and calculated by BISL without regard to JNAM or the JNL Funds. Bloomberg has no obligation to take the needs of JNAM or the owners of the JNL Funds into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to JNL Funds customers, in connection with the administration, marketing or trading of the JNL Funds.

Index (collectively, the "Bloomberg Indices")	Fund (collectively, the "JNL Funds")
Bloomberg 1-3 Year Government/Credit Index	JNL/T. Rowe Price Short-Term Bond Fund
Bloomberg Global Aggregate Index	JNL/American Funds Capital World Bond Fund JNL/JPMorgan Global Allocation Fund JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. High Yield 2% Issuer Cap Index	JNL/Western Asset Global Multi-Sector Bond Fund
Bloomberg U.S. Aggregate Bond Index
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Balanced Fund
JNL/American Funds Bond Fund of America Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Total Return Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/Mellon Bond Index Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/PIMCO Income Fund
JNL/PPM America Total Return Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/WMC Balanced Fund

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Index (collectively, the "Bloomberg Indices")	Fund (collectively, the "JNL Funds")
Bloomberg U.S. Credit Bond Index	JNL/PIMCO Investment Grade Credit Bond Fund
Bloomberg U.S. Government Bond Index	JNL/JPMorgan U.S. Government & Quality Bond Fund
Bloomberg U.S. TIPS Index	JNL/PIMCO Real Return Fund

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE JNL FUNDS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Barclays Capital Inc. and its affiliates ("Barclays") is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector II ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust ("JNLST") as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector II ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector II ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector II ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector II ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector II ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector II ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX BARCLAYS SHALL NOT BE
8

LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE™ US SECTOR II ER USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Wilshire®, the Wilshire IndexesSM, Wilshire Liquid Alternative IndexSM, and Wilshire Liquid Alternative Event Driven IndexSM are service marks of Wilshire Advisors LLC (“Wilshire”) and have been licensed for use by Jackson National Asset Management, LLC. All copyrightable subject matter in the Indexes and Index Data is © 2023 Wilshire Advisors LLC, all rights reserved. The JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund (together, the “JNL Funds”) are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations, warranties or other commitments with respect to the JNL Funds. Wilshire does not accept any liability to any person for any loss or damage arising out of any error or omission in the Indexes or the Index Data.

Services

Jackson is custodian of the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of each Investment Division within Jackson National Separate Account - I and Jackson National Life Insurance Company and Subsidiaries for the periods indicated have been incorporated by reference herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 200 E Randolph, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. For the past three years, Jackson paid $639,861 in 2020, $629,282 in 2021, and $700,907 in 2022 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 300 Innovation Drive, Franklin, Tennessee 37067. JNLD is a subsidiary of Jackson.

No commissions are paid to broker/dealers selling the contracts.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Government Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Funds. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period (“initial investment”) and computing the average annual compounded rate of return for the period that would equate the initial investment with the ending redeemable value (“redeemable value”) of that investment at the end of the period, carried to at least the nearest hundredth of a percent. Standardized average annual total return reflects the deduction of all recurring charges that are charged to all Contracts. The redeemable value also reflects the effect of any applicable withdrawal charge or other charge that may be imposed at the end of the period. No deduction is made for premium taxes
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that may be assessed by certain states. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from contract value or other assets of the owner and that if such charges were reflected, performance would be lower.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment that more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An Owner’s withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of Accumulation Units outstanding during the period.
d	=	the maximum offering price per Accumulation Unit on the last day of the period.
Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division’s actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Government Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/WMC Government Money Market Division’s yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/WMC Government Money Market Division’s effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

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The JNL/WMC Government Money Market Division’s yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund’s portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund’s expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund’s Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract Owner’s investment in the JNL/WMC Government Money Market Division nor that Division’s investment in the JNL/WMC Government Money Market Division is guaranteed or insured. Yields of other money market Funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISOR. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS “ANNUITY CONTRACTS” UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson’s Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the “Code”). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of annuities in general. An individual Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the Premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

As of 2013, the taxable portion of distributions from a non-qualified annuity Contract are considered investment income for purposes of the Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisors for more information.

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Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For “eligible rollover distributions” from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the Owner.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated Beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to “roll over” the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions, or under the currently applicable federal tax rules.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient’s conduct of a trade or business in the United States and such payment is included in the recipient’s gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual Funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual Fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual Fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual Fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual Fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual Fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract Owner control of the investments of a segregated asset account would cause the Contract Owner to be treated as the Owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the Owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the Owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the Owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no
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arrangement, plan, contract or agreement between the Contract Owner and the insurance company regarding the availability of a particular investment option and other than the Contract Owner’s right to allocate Premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The Contract Owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract Owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract Owner’s right to allocate Premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 118 Investment Divisions and at least one Fixed Account Option, and, if more than 99 options are offered, a Contract Owner’s Contract Value can be allocated to no more than 99 variable and fixed options at any one time. The second difference is that the Owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner can make 25 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract Owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange. Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule. Due to the complexity of these rules, Owners are encouraged to consult their own tax advisors prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on Premiums for Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The total value of the Contract assigned or pledged that exceeds the aggregate Premiums paid will
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be included in the individual’s gross income. In addition, the amount included in the individual’s gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70½; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of Owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, Annuitants and Beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the Contract Value exceeds the aggregate Premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer’s gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to Premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose “disability” is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount
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allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts; (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner or Annuitant (as applicable) and his or her spouse and dependents if the Contract Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; (10) distributions from an IRA made to the Owner or Annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (11) distributions up to $5,000 for a qualified birth or adoption. The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the Owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be “rolled over” into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an “eligible rollover distribution” made by certain types of plans (as described above under “Taxes - Withholding Tax on Distributions”) that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the Required Minimum Distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 73 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the Owner attains age 73. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

The triggering age at which you must begin taking distributions under traditional Individual Retirement Annuities and tax-qualified plans change periodically. See below for a list of past age requirements and planned future changes to age requirements for beginning these required minimum distributions.

•If you reached the age of 70½ before January 1, 2020, distributions were required to begin in the calendar year in which you attained age 70½.
•If you reached the age of 72 before January 1, 2023, distributions were required to begin in the calendar year in which you attained age 72.
•If you will reach age 73 on or after January 1, 2033, distributions will be required to begin in the calendar year in which you attain age 75.

If the sole Beneficiary is the Contract holder’s or employee’s spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity
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payments for the employee’s life (or the joint lives of the employee and Beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee’s age in the year in which the annuity starting date occurs. If the Required Minimum Distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson’s administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See “Tax Treatment of Withdrawals - Tax-Qualified Contracts” above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “individual retirement annuity” (“IRA annuity”). Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual’s gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Premium payments for Roth IRA annuities are limited to a maximum of $6,000 for 2022. The limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out
16

limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels. For 2022, these levels are $129,000 in the case of single taxpayers, $204,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity. These rules are complicated and purchasers should consult a tax advisor before engaging in Roth Conversions or transfers.

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to Owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan that meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or Beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant’s includable compensation or the $20,500 elective deferral limitation in 2022. The limit is indexed for inflation in $500 increments annually. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $6,500. The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer’s general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:
17

•	attains age 70½;
•	severs employment;
•	dies; or
•	is faced with an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract Value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an Annuity Unit as of the Income Date to establish the number of Annuity Units representing each variable payment.  The number of Annuity Units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract Values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Business Day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an Annuity Unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one Business Day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 1%.

The value of a fixed number of Annuity Units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an Annuity Unit for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the percentage change in the value of an Accumulation Unit from the immediately preceding Business Day to the Business Day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 1%.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an Investment Division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund’s share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the “ex-dividend” date occurs during the valuation period, plus or minus
18

(3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);
(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)	is the asset charge factor determined by Jackson for the valuation period to reflect the applicable Core Contract Charge.

Also see “Income Payments (The Income Phase)” in the Prospectus.

19

APPENDIX A: FINANCIAL STATEMENTS

The financial statements for Depositor (Jackson National Life Insurance Company) and Registrant (Jackson National Separate Account - I) are incorporated herein by reference to Registrant’s N-VPFSA filing, filed on May 10, 2023 (File No. 811-08664).
A-1

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit No.	Description
(a)	Board of Directors Resolution.

(a)(1)
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 9 filed on April 21, 1999 (File Nos. 033-82080 and 811-08664).

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(c)(1)
Amended and Restated General Distributor Agreement dated June 1, 2006, incorporated herein by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

(c)(2)	Specimen of Selling Agreement (V2565 06/14), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 13, filed on September 11, 2014 (File Nos. 333-183048 and 811-08664).

(c)(3)
Specimen of Fee-Based Product Addendum to the Selling Agreement (SAA0001 09/16), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on August 24, 2016 (File Nos. 333-210504 and 811-08664).

(c)(4)
Form of Trust Distribution Services Addendum to Amended and Restated General Distributor Agreement, incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on August 29, 2017 (File Nos. 333-217501 and 811-08664).

(c)(5)
Specimen of DOL Fiduciary Rule Addendum to Selling Agreement (SAA0007 04/17), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12, filed on April 24, 2018 (File Nos. 333-183050 and 811-08664).

(d)	Contracts.

(d)(1)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Contract (VA790), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(2)
Specimen of Charitable Remainder Trust Endorsement (7487), incorporated herein by reference to the Registrant’s Pre-Effective Amendment 1, filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

(d)(3)
Form of Non-Qualified Stretch Annuity Endorsement (ICC14 7723), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9, filed on September 11, 2014 (File Nos. 333-176619 and 811-08664).

(d)(4)
Form of Section 403(b) Tax Sheltered Annuity Endorsement (ICC14 7725), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16, filed on January 20, 2015 (File Nos. 333-183048 and 811-08664).

(d)(5)	Specimen of Retirement Plan Endorsement (7246), incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

(d)(6)
Form of Individual Retirement Annuity Endorsement (ICC14 7715), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16, filed on January 20, 2015 (File Nos. 333-183048 and 811-08664).

(d)(7)
Form of Roth Individual Retirement Annuity Endorsement (ICC14 7716), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16, filed on January 20, 2015 (File Nos. 333-183048 and 811-08664).

(d)(8)
Form of Return of Premium Guaranteed Minimum Death Benefit (ICC17 7731), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(9)
Form of Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (ICC17 7733), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(10)	Form of Roll Up Guaranteed Minimum Death Benefit (ICC17 7734), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(11)
Form of Combination Roll Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (ICC17 7735), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(12)	Form of Guaranteed Minimum Withdrawal Benefit (ICC17 7737), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(13)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Ups (ICC17 7738), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(14)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Ups (ICC17 7739), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(15)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Ups, and Death Benefit (ICC17 7740), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(16)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Ups, and Earnings-Sensitive Withdrawal Amount (ICC17 7741), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(17)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Ups, and Earnings-Sensitive Withdrawal Amount (ICC17 7742), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(d)(18)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Contract (VA790), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(19)
Form of Return of Premium Guaranteed Minimum Death Benefit (ICC17 7731), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(20)
Form of Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (ICC17 7733), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(21)
Form of Roll Up Guaranteed Minimum Death Benefit (ICC17 7734), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(22)
Form of Combination Roll Up and Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit (ICC17 7735), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(23)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Ups, and Death Benefit (ICC17 7740), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(d)(24)
Form of Individual Retirement Annuity Endorsement (ICC18 7715), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(25)
Form of Roth Individual Retirement Annuity Endorsement (ICC18 7716), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(26)
Form of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (AutoGuard 5) (ICC18 7748), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(27)
Form of For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits and Annual Step-Up (LifeGuard Freedom Accelerator) (ICC18 7754), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(28)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits and Annual Step-Up (LifeGuard Freedom Accelerator with Joint Option) (ICC18 7755), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(29)
Form of For Life Guaranteed Minimum Withdrawal Benefit With Deferral Credits, Annual Step-Up and Death Benefit (LifeGuard Freedom Accelerator DB) (ICC18 7756), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(30)
Form of Earnings Protection Guaranteed Minimum Death Benefit (ICC18 7759), incorporated herein by reference to Registrant’s Registration Statement, filed on December 14, 2018 (File Nos. 333-228801 and 811-08664).

(d)(31)
Form of Endorsement revising Market Value Adjustment language (ICC17 7747), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(32)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up (ICC19 7765), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(33)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up to Highest Quarterly Contract Value (ICC19 7766), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(34)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up (ICC19 7767), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(35)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up to Highest Quarterly Contract Value (ICC19 7768), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(36)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [6%] Bonus, Annual Step-Up, and Death Benefit (ICC19 7769), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(37)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [6%] Bonus, Annual Step-Up to Highest Quarterly Contract Value, and Death Benefit (ICC19 7770), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(38)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (ICC19 7771), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(39)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up to Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (ICC19 7772), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(40)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (ICC19 7773), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(41)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up to Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (ICC19 7774), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on February 28, 2019 (File Nos. 333-217500 and 811-08664).

(d)(42)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up (ICC19 7765), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(43)
Form of For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up to Highest Quarterly Contract Value (ICC19 7766), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(44)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up (ICC19 7767), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(45)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with [5%, 6%, 7%] Bonus and Annual Step-Up to Highest Quarterly Contract Value (ICC19 7768), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(46)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (ICC19 7771), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(47)
Form of For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up to Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (ICC19 7772), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(48)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (ICC19 7773), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(49)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit with Bonus, Annual Step-Up to Highest Quarterly Contract Value, and Earnings-Sensitive Withdrawal Amount (ICC19 7774), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on June 7, 2019 (File Nos. 333-228801 and 811-08664).

(d)(50)
Form of Advisory Fee from Contract Endorsement (ICC22 7788), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12, filed on October 17, 2022 (File Nos. 333-226897 and 811-08664).

(d)(51)
Form of For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (ICC23 7797), incorporated herein by reference to Registrant's Post-Effective Amendment No. 17, filed on May 12, 2023 (File Nos. 333-228801 and 811-08664).

(d)(52)
Form of Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (ICC23 7798), incorporated herein by reference to Registrant's Post-Effective Amendment No. 17, filed on May 12, 2023 (File Nos. 333-228801 and 811-08664).

(e)	Applications.

(e)(1)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 09/17), incorporated herein by reference to Registrant’s Registration Statement filed on April 27, 2017 (File Nos. 333-217500 and 811-08664).

(e)(2)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 09/17), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on September 19, 2017 (File Nos. 333-217500 and 811-08664).

(e)(3)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 08/18), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2, filed on August 7, 2018 (File Nos. 333-217500 and 811-08664).

(e)(4)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 06/19), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 8, filed on June 18, 2019 (File Nos. 333-217500 and 811-08664).

(e)(5)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 04/20), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9, filed on April 21, 2020 (File Nos. 333-217500 and 811-08664).

(e)(6)
Form of Perspective Advisory II Individual Variable and Fixed Annuity Application (V790 08/20), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10, filed on August 4, 2020 (File Nos. 333-217500 and 811-08664).

(e)(7)
Form of the Perspective Advisory II Variable and Fixed Annuity Application (V790 04/21), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12, filed on April 20, 2021 (File Nos. 333-217500 and 811-08664).

(e)(8)
Form of the Perspective Advisory II Variable and Fixed Annuity Application (V790 04/22), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15, filed on April 19, 2022 (File Nos. 333-217500 and 811-08664).

(e)(9)	Form of the Perspective Advisory II Variable and Fixed Annuity Application (V790 08/23), attached hereto.

(f)	Depositor's Certificate of Incorporation and By-laws.

(f)(1)	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

(f)(2)	By-laws of Depositor, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

(f)(3)	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

(g)	Reinsurance Contracts. Not Applicable.

(h)	Participation Agreements.

(h)(1)(i)
Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(1)(ii)
First Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated January 18, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(1)(iii)
Second Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, Capital Research and Management Company, and Jackson National Asset Management, LLC, dated December 31, 2014, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(1)(iv)
Third Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated April 24, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(1)(v)
Fourth Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated August 13, 2018, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(1)(vi)
Fifth Amendment to Master Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, American Funds Insurance Series, and Capital Research and Management Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(2)(i)
Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated June 8, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(2)(ii)
First Amendment to Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated September 25, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(2)(iii)
Second Amendment to Amended and Restated Fund Participation Agreement between Jackson National Life Insurance Company, JNL Series Trust, Jackson National Asset Management, LLC, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(i)
Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated May 1, 2010, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(ii)
First Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated February 1, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(iii)
Second Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 30, 2012, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(iv)
Third Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated March 1, 2013, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(v)
Fourth Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 24, 2017, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(vi)
Fifth Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated August 13, 2018, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(vii)
Sixth Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 27, 2020, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(viii)
Seventh Amendment to Business Agreement between Jackson National Life Insurance Company, Jackson National Life Distributors, LLC, American Funds Distributors, Inc., and Capital Research and Management Company, dated April 26, 2021, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed on April 20, 2021 (File Nos. 333-235565 and 811-08664).

(h)(3)(ix)
Fund of Funds Investment Agreement (American Funds) dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(h)(3)(x)
Fund of Funds Investment Agreement (Blackrock Rule 12d1-4), dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(h)(3)(xi)
Fund of Funds Investment Agreement (Vanguard Rule 12d1-4), dated January 19, 2022, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7, filed on April 19, 2022 (File Nos. 333-235565 and 811-08664).

(i)	Administrative Contracts.

(i)(1)
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion.

(k)(1)	Opinion and Consent of Counsel, attached hereto.

(l)	Other Opinions.

(l)(1)	Consent of Independent Registered Public Accounting Firm, attached hereto.

(m)	Omitted Financial Statements. Not Applicable.

(n)	Initial Capital Agreements. Not Applicable.

(o)	Form of Initial Summary Prospectus.

(o)(1)	Form of Initial Summary Prospectus, attached hereto.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Laura L. Prieskorn 1 Corporate Way Lansing, MI 48951	Chief Executive Officer, President, Chair, and Director

Marcia L. Wadsten 1 Corporate Way Lansing, MI 48951	Executive Vice President, Chief Financial Officer, and Director

Carrie L. Chelko 1 Corporate Way Lansing, MI 48951	Executive Vice President, General Counsel

Devkumar D. Ganguly 1 Corporate Way Lansing, MI 48951	Executive Vice President and Chief Operating Officer

Christopher A. Raub 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Executive Vice President, Chief Risk Officer, and Director

Scott E. Romine 300 Innovation Drive Franklin, TN 37067	Executive Vice President

Craig D. Smith 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Executive Vice President

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Senior Vice President and Chief Actuary

Michael A. Costello 1 Corporate Way Lansing, MI 48951	Senior Vice President and Treasurer

Don W. Cummings 1 Corporate Way Lansing, MI 48951	Senior Vice President and Chief Accounting Officer

Scott J. Golde 1 Corporate Way Lansing, MI 48951	Senior Vice President, Deputy General Counsel

Andrea D. Goodrich 1 Corporate Way Lansing, MI 48951	Senior Vice President, Corporate Law and Corporate Secretary

Guillermo E. Guerra 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Technology Officer, and Chief Information Security Officer, and Privacy Officer

Michael R. Hicks 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Information Officer

Dana S. Rapier 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Human Resources Officer

Stacey L. Schabel 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Audit Executive

Elizabeth A. Werner 1 Corporate Way Lansing, MI 48951	Senior Vice President

Richard C. White 1 Corporate Way Lansing, MI 48951	Senior Vice President

Craig A. Anderson 1 Corporate Way Lansing, MI 48951	Vice President, Controller

Marina C. Ashiotou 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Dennis A. Blue 1 Corporate Way Lansing, MI 48951	Vice President

Ellen J. Bode 1 Corporate Way Lansing, MI 48951	Vice President, Appointed Actuary

Robert Boles 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Barrett M. Bonemer 1 Corporate Way Lansing, MI 48951	Vice President

Pamela L. Bottles 1 Corporate Way Lansing, MI 48951	Vice President

Andrew Campbell 1 Corporate Way Lansing, MI 48951	Vice President

Hilary R. Cranmore 1 Corporate Way Lansing, MI 48951	Vice President

Lisa I. Fox 300 Innovation Drive Franklin, TN 37067	Vice President

Joseph K. Garrett 1 Corporate Way Lansing, MI 48951	Vice President

Maggie C. Garza 1 Corporate Way Lansing, MI 48951	Vice President

Robert W. Hajdu 1 Corporate Way Lansing, MI 48951	Vice President

Thomas A. Janda 1 Corporate Way Lansing, MI 48951	Vice President

Heidi L. Kaiser 1 Corporate Way Lansing, MI 48951	Vice President, Chief Compliance Officer, Separate Accounts Chief Compliance Officer, Advertising Officer, and Anti-Money Laundering Compliance Officer

Scott F. Klus 1 Corporate Way Lansing, MI 48951	Vice President

Diedre J. Kosier 1 Corporate Way Lansing, MI 48951	Vice President

Darren T. Kramer 1 Corporate Way Lansing, MI 48951	Vice President

Matthew F. Laker 300 Innovation Drive Franklin, TN 37067	Vice President

David J. Linehan 1 Corporate Way Lansing, MI 48951	Vice President

Lisa Ann-Crisp Lubahn 1 Corporate Way Lansing, MI 48951	Vice President

Aaron T. Maguire 1 Corporate Way Lansing, MI 48951	Vice President

Ryan T. Mellott 1 Corporate Way Lansing, MI 48951	Vice President

Dean M. Miller 300 Connell Drive Suite 2100 Berkeley Heights, NJ 07922	Vice President

Jacky Morin 300 Connell Drive Suite 2100 Berkeley Heights, NJ 07922	Vice President

Joshua K. Richardson 1 Corporate Way Lansing, MI 48951	Vice President

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Secretary

James A. Schultz 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer

Muhammad S. Shami 1 Corporate Way Lansing, MI 48951	Vice President

John F. Visicaro 1 Corporate Way Lansing, MI 48951	Vice President

Brian M. Walta 1 Corporate Way Lansing, MI 48951	Vice President

John F. Visicaro 1 Corporate Way Lansing, MI 48951	Vice President

Brian M. Walta 1 Corporate Way Lansing, MI 48951	Vice President

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company (“Depositor”), a stock life insurance company organized under the laws of the state of Michigan. The Depositor is a wholly owned subsidiary of Jackson Financial Inc., a publicly traded life insurance company in the United States.

The organizational chart for Jackson Financial Inc. indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Jackson Financial Inc. is incorporated herein by reference to Exhibit 29 of Post-Effective Amendment No. 9, filed on August 25, 2023 (File Nos. 333-235567 and 811-08664).

Item 30. Indemnification

Provision is made in the Company’s Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a)Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.

b)Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Laura L. Prieskorn 1 Corporate Way Lansing, MI 48951	Manager

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager

Scott Romine 300 Innovation Drive Franklin, TN 37067	President, Chief Executive Officer, Manager, and Chair

Alison Reed 300 Innovation Drive Franklin, TN 37067	Chief Operating Officer

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel

Lauren Caputo 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Heather Fitzgerald 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Ashley S. Golson 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Aileen Herndon 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Heidi Kaiser 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Compliance Officer & Anti-Money Laundering Compliance Officer

Matt Lemieux 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Kevin Luebbers 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Greg Masucci 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Myles Womack 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Tim Munsie 300 Innovation Drive Franklin, TN 37067	Head of IPA, Platform Distribution and Planning

Brian Sward 300 Innovation Drive Franklin, TN 37067	Head of Product Solutions

Ty Anderson 300 Innovation Drive Franklin, TN 37067	Vice President

Lisa Backens 300 Innovation Drive Franklin, TN 37067	Vice President

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin, TN 37067	Vice President

Robert Butler 300 Innovation Drive Franklin, TN 37067	Vice President

Michelle Carroll 1 Corporate Way Lansing, MI 48951	Vice President

Thomas Hurley 300 Innovation Drive Franklin, TN 37067	Vice President

Yesenia Lankford 300 Innovation Drive Franklin, TN 37067	Vice President

Kristine Lowry 300 Innovation Drive Franklin, TN 37067	Vice President, FinOp and Controller

Dana Rene Malesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President

Brian Nicolarsen 300 Innovation Drive Franklin, TN 37067	Vice President

Joseph C. Pierce 300 Innovation Drive Franklin, TN 37067	Vice President

Kimberly Plyler 300 Innovation Drive Franklin, TN 37067	Vice President

David Russell 300 Innovation Drive Franklin, TN 37067	Vice President

Tom Smith 300 Innovation Drive Franklin, TN 37067	Vice President

Molly Stevens 300 Innovation Drive Franklin, TN 37067	Vice President

Michael Story 1 Corporate Way Lansing, MI 48951	Vice President

Jeremy Swartz 300 Innovation Drive Franklin, TN 37067	Vice President

Michelle Tidey 300 Innovation Drive Franklin, TN 37067	Vice President

Kendall Wetzel 300 Innovation Drive Franklin, TN 37067	Vice President

Ryan Lupton 300 Innovation Drive Franklin, TN 37067	Deputy Chief Compliance Officer

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary

Tiffany Williams 300 Innovation Drive Franklin, TN 37067	Assistant Secretary

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item 32. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, MI 48951

Jackson National Life Insurance Company
300 Innovation Drive
Franklin, TN 37067

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

Item 33. Management Services

    Not Applicable.

Item 34. Fee Representations

Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan on this 25th day of August, 2023.

Jackson National Separate Account - I
(Registrant)

Jackson National Life Insurance Company

By: /s/ SCOTT J. GOLDE
Scott J. Golde
Senior Vice President, Deputy General Counsel

Jackson National Life Insurance Company
(Depositor)

By: /s/ SCOTT J. GOLDE
Scott J. Golde
Senior Vice President, Deputy General Counsel

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	August 25, 2023
Laura L. Prieskorn, Chief Executive Officer, President, Chair, and Director

*	August 25, 2023
Marcia Wadsten, Executive Vice President, Chief Financial Officer, and Director

*	August 25, 2023
Don W. Cummings, Senior Vice President and Chief Accounting Officer

* By: /s/ SCOTT J. GOLDE
Scott J. Golde, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (Jackson), a Michigan corporation, hereby appoint Laura L. Prieskorn, Marcia Wadsten, Carrie Chelko, Susan S. Rhee, and Scott J. Golde (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications, registration statements, reports, and other documents, and any and all amendments thereto, with power to affix the corporate seal and to attest it, and to file such applications, registration statements, reports, and other documents, and amendments thereto, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities Exchange Act of 1934, and/or the Investment Company Act of 1940 and the rules and regulations thereunder of the Securities and Exchange Commission. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, 333-192971, 333-210504, 333-212424, 333-217500, 333-217501, 333-226897, 333-228801, 333-228802, 333-235565, 333-235567, and 333-252333), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), Jackson National Separate Account V (File No. 333-70697), and Jackson National Life Insurance Company (File Nos. 333-249750, 333-249766, 333-268090, and 333-268101), as well as any future separate account(s) and/or future file number(s) that Jackson establishes through which securities, particularly variable annuity contracts, variable universal life insurance policies, registered index-linked annuity contracts, or other registered annuity contracts are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 26th day of April, 2023.

/s/ LAURA L. PRIESKORN
Laura L. Prieskorn, Chief Executive Officer, President, Chair, and Director

/s/ MARCIA WADSTEN
Marcia Wadsten, Executive Vice President, Chief Financial Officer, and Director

/s/ DON W. CUMMINGS
Don W. Cummings, Senior Vice President and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description
(e)(9)	Form of the Perspective Advisory II Variable and Fixed Annuity Application (V790 08/23).
(k)(1)	Opinion and Consent of Counsel.
(l)(1)	Consent of Independent Registered Public Accounting Firm.
(o)(1)	Form of Initial Summary Prospectus.